UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5867
Oppenheimer Multi-State Municipal Trust
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: July 31
Date of reporting period: 07/30/2010

Item 1. Reports to Stockholders.
July 30, 2010 Oppenheimer New Jersey Municipal Fund Management Commentaries and Annual Report MANAGEMENT COMMENTARIE S An Interview with Your Fund’s Portfolio Managers ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements OppenheimerFunds was the #1 tax-exempt bond fund family in the Barron’s/Lipper Best Fund Families survey, which analyzed the 2009 performance of 61 mutual fund families. Source: “Best Mutual-Fund Families,” Barron’s, February 1, 2010. See page 2 for specific information on the methodology used to determine the one-year rankings in the Barron’s/Lipper Best Fund Families survey. Past performance does not guarantee future results.

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Tobacco–Master Settlement Agreement	19.1%
Hospital/Health Care	16.1
Airlines	9.8
Sales Tax Revenue	7.7
Electric Utilities	5.1
Water Utilities	5.1
Adult Living Facilities	4.6
Highways/Commuter Facilities	4.2
Higher Education	3.9
Marine/Aviation Facilities	3.4
Portfolio holdings are subject to change. Percentages are as of July 30, 2010, and are based on total assets.
Credit Allocation

	NRSRO-Rated	Manager-Rated	Total

AAA	6.1%	0.0%	6.1%
AA	16.4	2.8	19.2
A	18.9	3.0	21.9
BBB	27.1	1.7	28.8
BB or lower	15.9	8.1	24.0

Total	84.4%	15.6%	100.0%
The Fund’s investment adviser, OppenheimerFunds, Inc. (the “Manager”), determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For securities rated by an NRSRO other than S&P, the Manager converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the Manager may use its own credit analysis to assign ratings in denominations similar to those of S&P.
The percentages above are based on the market value of the Fund’s securities as of 7/30/10 and are subject to change; market value does not include cash. AAA, AA, A and BBB are investment-grade ratings. More information about securities ratings is contained in the Fund’s Statement of Additional Information.
10  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 30, 2010,1 followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. During the 12-month period ended July 30, 2010,1 prices in the municipal bond market generally rose, contributing to higher net asset values and highly favorable total returns for Oppenheimer New Jersey Municipal Fund. In all, the Class A shares produced a total return of 24.58% at net asset value for the reporting period (18.67% with sales charge).1 As of July 30, 2010, the distribution yield of this Fund’s Class A shares was 6.05% at NAV.1
     During the reporting period, Oppenheimer New Jersey Municipal Fund distributed 58.0 cents per Class A share, including a small amount of taxable income. The Fund’s monthly dividend for Class A shares was increased twice during the 12-month period, rising to 5.1 cents per share, from 4.7 cents per share. Our Fund had the highest distribution yield in the category as of July 31, 2010, according to Lipper Inc., an independent mutual fund rating service.
     Oppenheimer New Jersey Municipal Fund held about 240 securities as of July 30, 2010. In general this reporting period, default rates on municipal bonds continued to be extremely low relative to the default rates on corporate fixed-income instruments.
     As the charts on pages 15 to 17 show, the Fund’s performance improved this reporting period, which was characterized by credit spread tightening and stronger investor demand. Credit spread tightening is typically more favorable to the sectors and types of securities this Fund favors than it is to the Fund’s benchmark. As spreads tighten, BBB-rated, lower-rated and unrated securities typically outperform other securities. The reverse is also true: widening spreads typically have the greatest negative effect on BBB-rated, lower-rated and unrated securities. We encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income and believe that this Fund’s investments offer structural advantages over the long term.
     Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 26.1% of the Fund’s net assets on July 30, 2010. During the reporting period, securities issued by Puerto Rico made a positive contribution to the Fund’s total return. Most of the Fund’s investments involve “creatures of the state”—that is, securities that are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education. In June 2010, the governor and legislative

1.	The Fund’s returns and yield have been calculated through July 30, 2010, the last business day of the Fund’s annual period. See Note 1 of the accompanying Notes to Financial Statements. The Index’s return is calculated through July 31, 2010.
11  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
leaders had reached a verbal agreement to balance the budget by trimming $60 million from spending and increasing tax collections. However, as of July 31, 2010, a vote to approve the $9.13 billion budget had not been taken.
     Better fiscal management has helped the Commonwealth significantly reduce pressure on its municipal bonds. A combination of expense freezes, layoffs and other prudent fiscal measures has helped Puerto Rico garner a favorable perception by the rating agencies and investors alike. When the Puerto Rico Sales Tax Financing Corp came to market in January 2010 with $1.8 billion in new debt, the offering was rated A or better by all three national ratings agencies. Additionally, the Commonwealth, its agencies and its financing arm, the Government Development Bank of Puerto Rico, retained their investment-grade ratings from Standard & Poor’s this reporting period. Moody’s Investors Service, as part of its rating recalibration, assigned the Commonwealth a rating of A3 with a stable outlook. The rating had previously been Baa3 with a stable outlook (Fitch Ratings does not directly rate Puerto Rico’s general obligation debt). We remain confident in the Commonwealth’s ability to collect taxes and make its bond payments.
     The Fund continued to be invested this reporting period in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. At the end of this reporting period, MSA-backed tobacco bonds accounted for 19.1% of the Fund’s total assets and comprised the Fund’s largest industry sector.2
     During the reporting period, tobacco bonds made a significant contribution to the Fund’s positive total return. This is notable because it occurred in the face of a 9.3% consumption decline in 2009, the largest one-year decline since the adoption of the MSA in 1998. The 61-cent increase in federal excise taxes passed by Congress in early 2009 was seen by many industry analysts as the leading reason for the decline. As a result, the sector saw many downgrades by the major rating agencies and a flurry of negative articles in the press.
     As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Although price and ratings volatility remain likely over the near term, we continue to

2.	Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. While consumption has largely been in line with the assumptions used to structure MSA-backed bonds, future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
12  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

believe that carefully researched MSA-backed bonds are fundamentally sound, and we are confident that these bonds will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.
     As of July 30, 2010, the Fund was invested in the hospital/health care sector, representing 16.1% of the Fund’s total assets, and in the water and electric utilities sectors, with each representing 5.1% of the Fund’s total assets. The overall fundamentals in these sectors remained stable this reporting period, contributing to positive results.
     The Fund’s airline holdings represented 9.8% of total assets as of July 30, 2010. Many of the Fund’s holdings are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance and, as a result, these bonds offer investors valuable collateral. In June 2010, Moody’s Investors Service raised its outlook for the global passenger airline industry over the following 12 to 18 months to stable from negative. Analysts for the agency anticipated passenger growth until the end of 2011. The improved outlook and overall good health of the global airline industry helped airline bonds make a strong contribution to the Fund’s total return this reporting period.
     The Fund’s holdings in the Adult Living Facilities sector represented 4.6% of the Fund’s total assets at the end of the reporting period. The lingering national recession and weakening overall fundamentals caused bonds in this sector to underperform other sectors in the municipal market.
     During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. These “inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, inverse floaters provided attractive levels of tax-free income and contributed quite favorably to the Fund’s total return. This outcome illustrates why we continue to believe that “inverse floaters” belong in our fund portfolios.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 30, 2010. In the case of Class A, Class B and Class C shares, performance is
13  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
measured over a ten-year period. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
14  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.

1.	The Fund’s returns have been calculated through July 30, 2010, the last business day of the Fund’s annual period. See Note 1 of the accompanying Notes to Financial Statements. The indices’ returns are calculated through July 31, 2010.
15  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
16  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.

1.	The Fund’s returns have been calculated through July 30, 2010, the last business day of the Fund’s annual period. See Note 1 of the accompanying Notes to Financial Statements. The indices’ returns are calculated through July 31, 2010.
17  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This annual report must be preceded or accompanied by the current prospectus of Oppenheimer New Jersey Municipal Fund. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses and, if available, summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 3/1/94. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 3/1/94. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
19  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	February 1, 2010	July 30, 2010	July 30, 2010

Actual
Class A	$1,000.00	$1,054.70	$5.84
Class B	1,000.00	1,049.20	10.10
Class C	1,000.00	1,049.60	9.70

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.99	5.74
Class B	1,000.00	1,014.84	9.93
Class C	1,000.00	1,015.24	9.54
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 30, 2010 are as follows:

Class	Expense Ratios

Class A	1.15%
Class B	1.99
Class C	1.91
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 30, 2010*

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—117.3%
New Jersey—85.6%
$390,000	Atlantic County, NJ Utilities Authority Solid Waste	7.125%	03/01/2016	$389,961
3,620,000	Bayonne, NJ Parking Authority (City Parking)	5.000	06/15/2027	3,123,191
6,065,000	Bayonne, NJ Redevel. Agency	7.625	04/01/2038	6,863,154
485,000	Bayonne, NJ Redevel. Agency (Royal Caribbean)	4.750	11/01/2016	452,893
10,000	Bergen County, NJ HDC	6.750	10/01/2018	10,025
75,000	Bergen County, NJ Utilities Authority	5.500	12/15/2016	75,252
40,000	Berkeley, NJ HFC (Bayville Hsg.)	5.750	08/01/2014	40,111
3,000,000	Burlington County, NJ Bridge Commission Economic Devel. (The Evergreens)	5.625	01/01/2038	2,641,620
140,000	Camden County, NJ Improvement Authority (Cooper Health System)	5.000	02/15/2035	127,303
60,000	Casino Reinvestment Devel. Authority of NJ	5.250	06/01/2017	63,840
220,000	Casino Reinvestment Devel. Authority of NJ	5.250	01/01/2018	233,433
25,000	Essex County, NJ Improvement Authority (Mt. Carmel Towers)	4.850	11/01/2032	25,014
20,000	Essex County, NJ Improvement Authority (Sportsplex)	5.625	10/01/2023	20,018
105,000	Essex County, NJ Improvement Authority (Sportsplex)	5.625	10/01/2027	105,066
740,000	Gloucester County, NJ HDC (Colonial Park)	6.200	09/15/2011	741,014
5,000	Gloucester County, NJ Utilities Authority	5.125	01/01/2013	5,018
25,000	Hudson County, NJ Improvement Authority (Hudson County Lease)	5.375	10/01/2024	25,166
3,860,000	Hudson County, NJ Solid Waste Improvement Authority (Koppers Site)	6.125	01/01/2029	3,150,764
1,000,000	Hudson County, NJ Solid Waste Improvement Authority, Series 1	6.000	01/01/2029	810,920
5,000	Jackson, NJ Township Municipal Utilities Authority	5.500	12/01/2015	5,013
95,000	Lodie, NJ Board of Education COP	5.700	09/15/2021	95,157
25,000	Middlesex County, NJ Improvement Authority (Edison Township)	5.650	09/15/2011	25,107
765,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2015	470,666
500,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2020	286,145
2,535,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2032	1,429,943
1,100,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.125	01/01/2037	620,631
20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)	5.500	09/01/2030	20,005
50,000	Newark, NJ Hsg. Authority (Lock Street Urban Renewal Partnership)	6.400	01/20/2034	50,565
21  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New Jersey Continued
$2,250,000	Newark, NJ Hsg. Authority (South Ward Police Facility)	6.750%		12/01/2038	$2,580,503
2,045,000	NJ EDA (American Airlines)	7.100		11/01/2031	1,813,506
3,060,000	NJ EDA (Applewood Estates)	5.000		10/01/2035	2,507,731
50,000	NJ EDA (Bristol Glen)	5.750		07/01/2029	45,418
955,000	NJ EDA (Cadbury at Cherry Hill)	5.500		07/01/2018	899,925
25,000	NJ EDA (Cadbury at Cherry Hill)	5.500		07/01/2028	21,339
10,000	NJ EDA (Cigarette Tax)	5.625		06/15/2017	10,005
25,000	NJ EDA (Consumers New Jersey Water Company)	5.100		09/01/2032	23,246
12,590,000	NJ EDA (Continental Airlines)	6.250		09/15/2019	12,409,459
4,375,000	NJ EDA (Continental Airlines)	6.250		09/15/2029	4,193,569
7,240,000	NJ EDA (Continental Airlines)	6.400		09/15/2023	6,999,560
11,430,000	NJ EDA (Continental Airlines)	7.000		11/15/2030	11,458,232
9,475,000	NJ EDA (Continental Airlines)	9.000		06/01/2033	10,010,053
5,000,000	NJ EDA (Converted Organics of Woodbridge)	8.000		08/01/2027	3,171,250
3,100,000	NJ EDA (Cranes Mill)	5.100		06/01/2027	2,758,380
160,000	NJ EDA (Dept. of Human Services)	6.250		07/01/2024	163,850
115,000	NJ EDA (Devereux Foundation)	5.450		05/01/2027	115,022
2,999,948	NJ EDA (Empowerment Zone-Cumberland)[1,2]	7.750		08/01/2021	1,448,915
6,000,000	NJ EDA (GMT Realty)	6.875		01/01/2037	5,235,480
100,000	NJ EDA (Hackensack Water Company)	5.800		03/01/2024	100,103
425,000	NJ EDA (Hackensack Water Company)	5.900		03/01/2024	425,174
18,440,000	NJ EDA (Hamilton Care)	6.650		11/01/2037	16,665,703
10,000	NJ EDA (Hillcrest Health Service)	7.250	[3]	01/01/2018	6,774
4,135,000	NJ EDA (Kapkowski Road Landfill)	6.500		04/01/2031	4,385,209
100,000	NJ EDA (Keswick Pines)	5.600		01/01/2012	100,042
100,000	NJ EDA (Keswick Pines)	5.750		01/01/2024	89,590
35,000	NJ EDA (Kullman Associates)	6.125		06/01/2018	30,112
120,000	NJ EDA (Kullman Associates)	6.750		07/01/2019	110,662
160,000	NJ EDA (Leisure Park)	5.875		12/01/2027	140,136
50,000	NJ EDA (Liberty State Park)	5.700		03/15/2016	50,182
810,000	NJ EDA (Lions Gate)	5.750		01/01/2025	754,361
1,345,000	NJ EDA (Lions Gate)	5.875		01/01/2037	1,158,112
30,000	NJ EDA (Manchester Manor)	6.700		08/01/2022	30,056
1,000,000	NJ EDA (Marcus L. Ward Home)	5.750		11/01/2024	1,010,780
1,200,000	NJ EDA (Marcus L. Ward Home)	5.800		11/01/2031	1,203,456
2,280,000	NJ EDA (Masonic Charity Foundation of New Jersey)	5.500		06/01/2031	2,290,488
90,000	NJ EDA (Metromall Urban Renewal)	6.500		04/01/2031	90,026
1,100,000	NJ EDA (Middlesex Water Company)	5.250		02/01/2029	1,067,077
770,000	NJ EDA (Middlesex Water Company)	5.350		02/01/2038	765,611
22  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

New Jersey Continued
$2,500,000	NJ EDA (MSU Student Hsg.)	5.750%	06/01/2031	$2,552,500
5,000	NJ EDA (New Jersey American Water Company)	5.250	11/01/2032	5,001
2,800,000	NJ EDA (New Jersey American Water Company)	5.250	07/01/2038	2,767,520
4,735,000	NJ EDA (New Jersey American Water Company)	5.375	05/01/2032	4,566,955
5,000,000	NJ EDA (New Jersey American Water Company)	5.600	11/01/2034	5,158,750
5,000,000	NJ EDA (New Jersey American Water Company)	5.700	10/01/2039	5,149,200
12,140,000	NJ EDA (New Jersey American Water Company)	5.950	11/01/2029	12,149,348
125,000	NJ EDA (New Jersey Natural Gas Company)	5.000	12/01/2038	117,433
10,000	NJ EDA (New Jersey Transit Corp.)	5.750	12/15/2017	10,036
30,000	NJ EDA (New Jersey Transit Corp.)	5.750	12/15/2017	30,108
400,000	NJ EDA (Newark Downtown District Management Corp.)	5.125	06/15/2027	386,176
700,000	NJ EDA (Newark Downtown District Management Corp.)	5.125	06/15/2037	644,028
3,995,000	NJ EDA (Nui Corp.)	5.250	11/01/2033	3,488,354
15,000	NJ EDA (Nui Corp.)	5.250	11/01/2033	14,324
5,780,000	NJ EDA (Pingry School)	5.000	11/01/2038	5,074,031
420,000	NJ EDA (Public Service Electric and Gas)	6.400	05/01/2032	420,399
1,165,000	NJ EDA (Reformed Church Ministries to the Aging The Particulare Synod Mid-Atlantics)	5.375	12/01/2018	1,091,523
7,580,000	NJ EDA (School Facilities Construction)[4]	5.125	03/01/2028	7,962,638
36,180,000	NJ EDA (School Facilities Construction)[4]	5.125	03/01/2030	37,800,864
3,725,000	NJ EDA (St. Francis Life Care Corp.)	5.700	10/01/2017	3,724,926
2,465,000	NJ EDA (St. Francis Life Care Corp.)	5.750	10/01/2023	2,316,311
10,000	NJ EDA (The Presbyterian Home at Montgomery)	6.250	11/01/2020	9,876
115,000	NJ EDA (The Presbyterian Home at Montgomery)	6.375	11/01/2031	107,781
20,000	NJ EDA (United Methodist Homes of New Jersey)	5.125	07/01/2018	19,510
2,500,000	NJ EDA Retirement Community (Seabrook Village)	5.250	11/15/2026	2,216,125
3,500,000	NJ EDA Retirement Community (Seabrook Village)	5.250	11/15/2036	2,906,015
625,000	NJ Educational Facilities Authority (Fairleigh Dickinson University), Series D	5.250	07/01/2032	590,769
17,000,000	NJ Educational Facilities Authority (Fairleigh Dickinson University), Series D	6.000	07/01/2025	17,266,560
50,000	NJ Educational Facilities Authority (Monmouth University)	5.750	07/01/2017	50,088
5,000	NJ Educational Facilities Authority (Stevens Institute of Technology)	5.000	07/01/2018	5,572
475,000	NJ Health Care Facilities Financing Authority (Avalon at Hillsborough)	6.150	07/01/2020	448,053
750,000	NJ Health Care Facilities Financing Authority (Avalon at Hillsborough)	6.375	07/01/2025	690,705
565,000	NJ Health Care Facilities Financing Authority (Avalon at Hillsborough)	6.625	07/01/2035	495,268
23  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New Jersey Continued
$3,600,000	NJ Health Care Facilities Financing Authority (Bayonne Hospital)	6.250%		07/01/2012	$3,600,288
17,435,000	NJ Health Care Facilities Financing Authority (Catholic Health East)	5.000		11/15/2033	17,531,241
50,000	NJ Health Care Facilities Financing Authority (CoMC/KMCC Obligated Group)	5.500		07/01/2017	50,046
35,000	NJ Health Care Facilities Financing Authority (CoMC/KMCC Obligated Group)	5.500		07/01/2027	34,960
7,000,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)	6.300		07/01/2023	6,469,820
2,550,000	NJ Health Care Facilities Financing Authority (Hackensack University Medical Center)	6.000		01/01/2034	2,560,022
1,210,000	NJ Health Care Facilities Financing Authority (Hackensack University Medical Center)	6.125		01/01/2020	1,220,454
750,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)	5.300		11/01/2026	664,545
1,000,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)	5.375		11/01/2036	824,230
1,010,000	NJ Health Care Facilities Financing Authority (Holy Name Hospital)	5.000		07/01/2036	879,175
5,485,000	NJ Health Care Facilities Financing Authority (Jersey Shore University Medical Center)	6.750		07/01/2019	5,495,038
50,000	NJ Health Care Facilities Financing Authority (Palisades Medical Center)	5.200		07/01/2019	45,172
435,000	NJ Health Care Facilities Financing Authority (Palisades Medical Center)	5.250		07/01/2028	350,888
1,388,838	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[1]	5.125		07/01/2018	14
5,589,317	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[1]	5.125		07/01/2028	56
129,334	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[1]	6.625		07/01/2036	1
800,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250		07/01/2014	754,448
9,830,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250		07/01/2027	8,127,542
5,000	NJ Health Care Facilities Financing Authority (Robert Wood Johnson University Hospital)	5.750		07/01/2031	5,003
10,000	NJ Health Care Facilities Financing Authority (Somerset Medical Center)	5.500		07/01/2023	9,241
70,000	NJ Health Care Facilities Financing Authority (Somerset Medical Center)	5.500		07/01/2033	57,819
37,955,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./St. Barnabas Medical Center Obligated Group)	6.250	[3]	07/01/2030	8,706,118
24  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

New Jersey Continued
$45,000	NJ Health Care Facilities Financing Authority (St. Barnabas)	5.000%	07/01/2024	$41,551
10,000,000	NJ Health Care Facilities Financing Authority (St. Joseph’s Hospital & Medical Center)	6.625	07/01/2038	10,414,300
500,000	NJ Health Care Facilities Financing Authority (St. Peter’s University Hospital/Margaret McLaughlin McCarrick Care Center Obligated Group)	6.875	07/01/2020	500,595
1,050,000	NJ Health Care Facilities Financing Authority (St. Peter’s University Hospital/Margaret McLaughlin McCarrick Care Center Obligated Group)	6.875	07/01/2030	1,050,546
50,000	NJ Health Care Facilities Financing Authority (THGS/THGSF Obligated Group)	5.200	07/01/2031	44,022
2,000,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital)	5.250	07/01/2030	1,811,820
8,000,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)	5.250	07/01/2023	7,755,280
5,880,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)	5.250	07/01/2030	5,326,751
30,000	NJ Higher Education Student Assistance Authority (Student Loans)	5.250	06/01/2018	30,183
80,000	NJ Higher Education Student Assistance Authority (Student Loans)	5.300	06/01/2017	80,109
330,000	NJ Higher Education Student Assistance Authority (Student Loans)	6.000	06/01/2015	334,148
30,000,000	NJ Higher Education Student Assistance Authority (Student Loans)[4]	6.125	06/01/2030	31,884,000
475,000	NJ Higher Education Student Assistance Authority (Student Loans)	6.150	06/01/2019	480,572
570,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)	5.000	11/01/2036	564,773
125,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)	5.150	11/01/2030	125,236
45,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)	5.400	11/01/2017	45,043
10,000,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[4]	4.550	10/01/2022	10,063,500
5,000,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[4]	4.625	10/01/2027	4,955,850
310,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)	4.800	10/01/2047	294,599
4,500,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[4]	5.000	10/01/2037	4,519,935
20,000,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[4]	5.200	10/01/2025	20,546,197
4,570,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[4]	5.375	04/01/2030	4,705,135
2,225,000	NJ Hsg. & Mtg. Finance Agency, Series A	4.850	11/01/2039	2,006,683
1,910,000	NJ Hsg. & Mtg. Finance Agency, Series A	4.950	11/01/2048	1,774,600
130,000	NJ Hsg. & Mtg. Finance Agency, Series A	5.550	05/01/2027	130,060
100,000	NJ South Jersey Port Corp.	5.250	01/01/2030	99,274
80,000	NJ Sports & Exposition Authority	5.250	03/01/2013	80,280
14,645,000	NJ Tobacco Settlement Financing Corp.	4.500	06/01/2023	13,460,366
25  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New Jersey Continued
$48,000,000	NJ Tobacco Settlement Financing Corp.	4.625%		06/01/2026	$39,551,040
30,035,000	NJ Tobacco Settlement Financing Corp.	4.750		06/01/2034	21,283,101
11,585,000	NJ Tobacco Settlement Financing Corp.	5.000		06/01/2029	9,220,733
200,950,000	NJ Tobacco Settlement Financing Corp.	5.812	[3]	06/01/2041	8,662,955
417,450,000	NJ Tobacco Settlement Financing Corp.	6.292	[3]	06/01/2041	20,839,104
10,000	Passaic Valley, NJ Sewage Commissioners	5.500		12/01/2014	10,082
9,235,000	Port Authority NY/NJ, 127th Series[4]	5.250		12/15/2032	9,406,492
10,500,000	Port Authority NY/NJ, 143rd Series[4]	5.000		10/01/2030	10,683,225
60,000	Salem County, NJ IPCFA (Atlantic City Electric Company)	5.600		11/01/2025	60,036
245,000	Salem County, NJ IPCFA (Atlantic City Electric Company)	5.600		11/01/2025	245,147
35,000	Salem County, NJ IPCFA (Public Service Electric & Gas)	5.200		03/01/2025	35,011
1,515,000	Salem County, NJ IPCFA (Public Service Electric & Gas)	5.750		04/01/2031	1,523,302
50,000	Union County, NJ Utilities Authority (County Deficiency)	5.000		06/15/2028	50,005
50,000	Union County, NJ Utilities Authority (County Deficiency)	5.000		06/15/2028	50,045
15,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)	5.000		06/01/2016	15,011
1,770,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)	5.000		06/01/2023	1,769,929
185,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)	5.350		06/01/2023	185,056
185,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)	5.375		06/01/2018	185,139
380,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)	5.375		06/01/2019	380,277
120,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)	5.375		06/01/2020	120,070

					543,270,128

New York—2.1%
1,955,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750		12/01/2022	1,957,131
6,050,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750		12/01/2025	6,058,833
1,850,000	Port Authority NY/NJ (KIAC)	6.750		10/01/2011	1,849,778
3,605,000	Port Authority NY/NJ (KIAC)	6.750		10/01/2019	3,367,827
15,000	Port Authority NY/NJ, 122nd Series	5.500		07/15/2014	15,044

					13,248,613

U.S. Possessions—29.6%
2,970,000	Guam GO	5.125		11/15/2027	2,803,769
400,000	Guam GO	6.750		11/15/2029	430,676
600,000	Guam GO	7.000		11/15/2039	651,540
50,000	Guam Power Authority, Series A	5.125		10/01/2029	47,992
600,000	Guam Power Authority, Series A	5.500		10/01/2030	600,462
26  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$385,000	Northern Mariana Islands Commonwealth, Series A	5.000%		06/01/2017	$353,796
4,595,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2030	3,877,537
300,000	Northern Mariana Islands Commonwealth, Series A	6.750		10/01/2033	296,913
1,170,000	Northern Mariana Islands Ports Authority, Series A	5.500		03/15/2031	1,000,806
2,870,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	2,095,444
2,500,000	Puerto Rico Aqueduct & Sewer Authority	0.000	[5]	07/01/2024	2,580,500
10,000,000	Puerto Rico Aqueduct & Sewer Authority[4]	5.125		07/01/2047	10,121,600
5,200,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	4,448,652
3,000,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	2,598,480
26,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.031	[3]	05/15/2055	470,600
50,000	Puerto Rico Commonwealth GO	5.000		07/01/2026	49,999
950,000	Puerto Rico Commonwealth GO	5.250		07/01/2032	957,885
1,300,000	Puerto Rico Commonwealth GO	6.500		07/01/2037	1,443,325
1,125,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2026	1,174,016
3,570,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2027	3,699,734
5,930,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2028	6,131,324
2,035,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2029	2,084,715
2,145,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2030	2,188,973
2,255,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2031	2,299,446
6,200,000	Puerto Rico Electric Power Authority, Series UU	1.037	[6]	07/01/2025	4,848,648
6,120,000	Puerto Rico Highway & Transportation Authority, Series L	5.250		07/01/2038	6,142,093
36,000,000	Puerto Rico Highway & Transportation Authority, Series N	0.887	[6]	07/01/2045	20,223,000
1,000,000	Puerto Rico Infrastructure	5.000		07/01/2027	1,001,230
5,000,000	Puerto Rico Infrastructure	5.000		07/01/2037	4,852,250
5,000,000	Puerto Rico Infrastructure	5.000		07/01/2037	4,852,250
9,750,000	Puerto Rico Infrastructure	5.000		07/01/2041	9,400,463
10,100,000	Puerto Rico Infrastructure	5.000		07/01/2046	9,698,121
5,000,000	Puerto Rico Infrastructure	7.000	[3]	07/01/2032	1,193,350
2,000,000	Puerto Rico Infrastructure	7.000	[3]	07/01/2033	444,960
975,000	Puerto Rico Infrastructure	7.000	[3]	07/01/2035	187,892
3,000,000	Puerto Rico Infrastructure	7.050	[3]	07/01/2042	347,130
400,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	378,564
930,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		03/01/2036	834,796
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		02/01/2019	100,267
555,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		02/01/2029	541,347
1,710,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	1,723,766
205,000	Puerto Rico ITEMECF (Dr. Pila Hospital)	6.250		08/01/2032	205,148
1,000,000	Puerto Rico ITEMECF (Polytechnic University)	5.000		08/01/2032	868,830
265,000	Puerto Rico ITEMECF (SEAM/Hospital Espanol Auxillio Obligated Group)	6.250		07/01/2024	265,297
27  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$18,350,000	Puerto Rico Port Authority (American Airlines), Series A	6.300%		06/01/2023	$15,527,403
305,000	Puerto Rico Public Buildings Authority	5.250		07/01/2033	305,040
1,000,000	Puerto Rico Public Buildings Authority	5.625		07/01/2039	1,025,310
500,000	Puerto Rico Public Buildings Authority	6.750		07/01/2036	560,030
200,000	Puerto Rico Public Buildings Authority	7.000		07/01/2025	218,894
1,530,000	Puerto Rico Public Buildings Authority, Series D	5.250		07/01/2036	1,528,853
11,500,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.250		08/01/2057	11,609,940
4,800,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2042	4,905,072
3,500,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	3,890,250
14,000,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.750		08/01/2057	14,893,480
2,950,000	University of Puerto Rico, Series Q	5.000		06/01/2030	2,886,251
150,000	University of V.I., Series A	5.250		12/01/2023	152,018
710,000	University of V.I., Series A	5.375		06/01/2034	708,523
1,000,000	University of V.I., Series A	6.000		12/01/2024	1,001,930
40,000	University of V.I., Series A	6.250		12/01/2029	40,067
35,000	V.I. HFA, Series A	6.500		03/01/2025	35,038
5,000,000	V.I. Public Finance Authority (Hovensa Coker)	6.500		07/01/2021	5,109,850
500,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.250		10/01/2029	500,940
1,515,000	V.I. Public Finance Authority, Series A	6.375		10/01/2019	1,536,323
1,100,000	V.I. Tobacco Settlement Financing Corp.	6.500	[3]	05/15/2035	122,287
2,050,000	V.I. Tobacco Settlement Financing Corp.	6.875	[3]	05/15/2035	190,814
3,100,000	V.I. Tobacco Settlement Financing Corp.	7.625	[3]	05/15/2035	271,994
175,000	V.I. Water & Power Authority	5.300		07/01/2021	174,561

					187,712,454

Total Municipal Bonds and Notes (Cost $837,087,994)					744,231,195

Units		Strike Price	Expiration

Rights, Warrants, and Certificates—0.0%
652,688	Converted Organics, Inc. Wts.[2,7] (Cost $0)	$11.000	02/13/2012	65,269

Total Investments, at Value (Cost $837,087,994)–117.3%				744,296,464
Liabilities in Excess of Other Assets–(17.3)				(109,795,706)

Net Assets–100.0%				$634,500,758

28  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Footnotes to Statement of Investments

*	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

1.	Issue is in default. See Note 1 of accompanying Notes.

2.	Non-income producing security.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

5.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6.	Represents the current interest rate for a variable or increasing rate security.

7.	Received as a result of a corporate action.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1–unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2–inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3–significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 30, 2010 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$—	$543,270,057	$71	$543,270,128
New York	—	13,248,613	—	13,248,613
U.S. Possessions	—	187,712,454	—	187,712,454
Rights, Warrants, and Certificates	65,269	—	—	65,269

Total Assets	$65,269	$744,231,124	$71	$744,296,464

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
29  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation

CoMC	Community Medical Center

DRIVERS	Derivative Inverse Tax Exempt Receipts

EDA	Economic Devel. Authority

GO	General Obligation

HDC	Housing Devel. Corp.

HFA	Housing Finance Agency

HFC	Housing Finance Corp.

IPCFA	Industrial Pollution Control Financing Authority

ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities

JFK	John Fitzgerald Kennedy

KMCC	Kensington Manor Care Center

MSU	Montclair State University

NY/NJ	New York/New Jersey

RITES	Residual Interest Tax Exempt Security

ROLs	Residual Option Longs

SEAM	Sociedad Espanola de Auxilio Mutuo

TASC	Tobacco Settlement Asset-Backed Bonds

THGS	The House of the Good Shepard

THGSF	The House of the Good Shepard Foundation

V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
30 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 30, 20101

Assets
Investments, at value (cost $837,087,994)—see accompanying statement of investments	$744,296,464
Cash	6,208,478
Receivables and other assets:
Interest	8,379,737
Shares of beneficial interest sold	1,201,412
Investments sold	467,834
Other	164,368

Total assets	760,718,293

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	124,620,000
Shares of beneficial interest redeemed	797,404
Dividends	437,019
Trustees’ compensation	87,155
Distribution and service plan fees	72,763
Investments purchased	51,335
Shareholder communications	32,709
Transfer and shareholder servicing agent fees	27,173
Interest expense on borrowings	1,208
Other	90,769

Total liabilities	126,217,535

Net Assets	$634,500,758

Composition of Net Assets
Paid-in capital	$767,265,875
Accumulated net investment income	9,090,167
Accumulated net realized loss on investments	(49,063,754)
Net unrealized depreciation on investments	(92,791,530)

Net Assets	$634,500,758

31 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $415,729,162 and 41,018,992 shares of beneficial interest outstanding)	$10.14
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.65
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $35,276,240 and 3,475,064 shares of beneficial interest outstanding)	$10.15
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $183,495,356 and 18,088,954 shares of beneficial interest outstanding)	$10.14

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
32 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 30, 20101

Investment Income
Interest	$48,528,617
Other income	479

Total investment income	48,529,096

Expenses
Management fees	3,312,272
Distribution and service plan fees:
Class A	595,766
Class B	341,162
Class C	1,593,517
Transfer and shareholder servicing agent fees:
Class A	164,878
Class B	40,110
Class C	95,379
Shareholder communications:
Class A	37,870
Class B	9,137
Class C	18,178
Interest expense and fees on short-term floating rate notes issued (See Note 1)	1,496,836
Borrowing fees	1,486,364
Interest expense on borrowings	64,904
Trustees’ compensation	14,619
Custodian fees and expenses	5,409
Other	129,439

Total expenses	9,405,840
Less waivers and reimbursements of expenses	(42,241)

Net expenses	9,363,599

Net Investment Income	39,165,497

Realized and Unrealized Gain
Net realized gain on investments	3,587,997
Net change in unrealized appreciation/depreciation on investments	88,834,892

Net Increase in Net Assets Resulting from Operations	$131,588,386

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
33 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2010[1]	2009

Operations
Net investment income	$39,165,497	$38,238,190
Net realized gain (loss)	3,587,997	(29,157,553)
Net change in unrealized appreciation/depreciation	88,834,892	(75,259,531)

Net increase (decrease) in net assets resulting from operations	131,588,386	(66,178,894)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(24,201,174)	(23,337,815)
Class B	(1,921,738)	(2,253,792)
Class C	(9,109,273)	(8,447,046)

	(35,232,185)	(34,038,653)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(8,506,301)	(39,552,338)
Class B	(8,013,153)	(8,320,135)
Class C	2,892,209	(3,873,039)

	(13,627,245)	(51,745,512)

Net Assets
Total increase (decrease)	82,728,956	(151,963,059)
Beginning of period	551,771,802	703,734,861

End of period (including accumulated net investment income of $9,090,167 and $5,298,332, respectively)	$634,500,758	$551,771,802

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
34 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 30, 20101

Cash Flows from Operating Activities
Net increase in net assets from operations	$131,588,386
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(102,638,902)
Proceeds from disposition of investment securities	123,900,888
Short-term investment securities, net	50,196,028
Premium amortization	733,446
Discount accretion	(8,171,304)
Net realized gain on investments	(3,587,997)
Net change in unrealized appreciation/depreciation on investments	(88,834,892)
Change in assets:
Decrease in other assets	199,020
Increase in interest receivable	(269,510)
Increase in receivable for securities sold	(462,834)
Change in liabilities:
Decrease in payable for securities purchased	(53,719)
Decrease in other liabilities	(89,674)

Net cash provided by operating activities	102,508,936

Cash Flows from Financing Activities
Proceeds from bank borrowings	145,400,000
Payments on bank borrowings	(206,300,000)
Proceeds from short-term floating rate notes issued	13,295,000
Proceeds from shares sold	100,846,745
Payments on shares redeemed	(137,015,702)
Cash distributions paid	(13,067,515)

Net cash used in financing activities	(96,841,472)
Net increase in cash	5,667,464
Cash, beginning balance	541,014

Cash, ending balance	$6,208,478

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $22,036,121.

Cash paid for interest on bank borrowings—$91,706.

Cash paid for interest on short-term floating rate notes issued—$1,496,836.

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
35 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$8.63	$10.00	$11.98	$11.90	$12.03

Income (loss) from investment operations:
Net investment income[2]	.64	.61	.57	.52	.55
Net realized and unrealized gain (loss)	1.45	(1.42)	(2.01)	.09	(.09)

Total from investment operations	2.09	(.81)	(1.44)	.61	.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.56)	(.54)	(.53)	(.59)

Net asset value, end of period	$10.14	$8.63	$10.00	$11.98	$11.90

Total Return, at Net Asset Value[3]	24.58%	(7.63)%	(12.20)%	5.13%	3.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$415,729	$361,113	$467,974	$591,238	$371,295

Average net assets (in thousands)	$409,744	$352,897	$526,573	$486,782	$287,248

Ratios to average net assets:[4]
Net investment income	6.54%	7.40%	5.20%	4.32%	4.67%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.75%	0.76%	0.73%	0.72%	0.77%
Interest and fees from borrowings	0.25%	0.91%	0.11%	0.10%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.24%	0.51%	0.70%	0.62%	0.63%

Total expenses	1.24%	2.18%	1.54%	1.44%	1.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%	2.18%	1.54%	1.44%	1.47%

Portfolio turnover rate	17%	14%	31%	18%	19%

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
36 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Class B Year Ended July 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$8.65	$10.02	$11.99	$11.91	$12.05

Income (loss) from investment operations:
Net investment income[2]	.56	.54	.48	.43	.47
Net realized and unrealized gain (loss)	1.44	(1.43)	(1.99)	.08	(.11)

Total from investment operations	2.00	(.89)	(1.51)	.51	.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.48)	(.46)	(.43)	(.50)

Net asset value, end of period	$10.15	$8.65	$10.02	$11.99	$11.91

Total Return, at Net Asset Value[3]	23.39%	(8.39)%	(12.81)%	4.30%	3.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,276	$37,076	$52,981	$73,579	$73,887

Average net assets (in thousands)	$37,923	$39,035	$61,772	$75,560	$68,065

Ratios to average net assets:[4]
Net investment income	5.71%	6.56%	4.39%	3.55%	3.93%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.59%	1.61%	1.53%	1.51%	1.56%
Interest and fees from borrowings	0.25%	0.91%	0.11%	0.10%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.24%	0.51%	0.70%	0.62%	0.63%

Total expenses	2.08%	3.03%	2.34%	2.23%	2.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.07%	3.03%	2.34%	2.23%	2.24%

Portfolio turnover rate	17%	14%	31%	18%	19%

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
37 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended July 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$8.64	$10.01	$11.99	$11.91	$12.04

Income (loss) from investment operations:
Net investment income[2]	.57	.55	.48	.43	.46
Net realized and unrealized gain (loss)	1.43	(1.43)	(2.00)	.09	(.09)

Total from investment operations	2.00	(.88)	(1.52)	.52	.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.49)	(.46)	(.44)	(.50)

Net asset value, end of period	$10.14	$8.64	$10.01	$11.99	$11.91

Total Return, at Net Asset Value[3]	23.50%	(8.35)%	(12.87)%	4.33%	3.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$183,496	$153,583	$182,780	$230,415	$138,581

Average net assets (in thousands)	$177,507	$144,708	$202,047	$188,557	$104,423

Ratios to average net assets:[4]
Net investment income	5.77%	6.63%	4.43%	3.55%	3.90%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.51%	1.55%	1.50%	1.48%	1.53%
Interest and fees from borrowings	0.25%	0.91%	0.11%	0.10%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.24%	0.51%	0.70%	0.62%	0.63%

Total expenses	2.00%	2.97%	2.31%	2.20%	2.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.99%	2.97%	2.31%	2.20%	2.23%

Portfolio turnover rate	17%	14%	31%	18%	19%

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
38 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer New Jersey Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since July 30, 2010 represents the last day during the Fund’s 2010 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to
39 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these
40 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $124,620,000 as of July 30, 2010, which represents 16.38% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 30, 2010, municipal bond holdings with a value of $179,152,856 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $124,620,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
41 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
At July 30, 2010, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$1,895,000	NJ EDA ROLs[3]	14.925%	3/1/28	$2,277,638
9,045,000	NJ EDA ROLs[3]	14.925	3/1/30	10,665,864
7,500,000	NJ Higher Education Assistance Authority (Student Loans) ROLs	18.852	6/1/30	9,384,000
2,500,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	6.938	10/1/27	2,455,850
2,285,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	8.238	4/1/30	2,420,135
2,250,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	7.588	10/1/37	2,269,935
6,665,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) RITES[3]	11.818	10/1/25	7,211,197
2,500,000	NJ Hsg. & Mtg. Finance Agency ROLs[3]	14.629	10/1/22	2,563,500
2,305,000	Port Authority NY/NJ, 238th Series ROLs	15.694	12/15/32	2,476,492
2,625,000	Port Authority NY/NJ, 3205th Series	14.189	10/1/30	2,808,225
2,500,000	Puerto Rico Aqueduct & Sewer Authority ROLs	14.655	7/1/47	2,621,600
2,875,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	15.420	8/1/57	2,984,940
3,500,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	12.836	8/1/57	4,393,480

				$54,532,856

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 30 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 30, 2010, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $72,780,000.
42 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of July 30, 2010 is as follows:

Cost	$5,330,101
Market Value	$1,448,986
Market Value as a % of Net Assets	0.23%
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$9,686,341	$—	$42,110,710	$99,744,577

1.	As of July 30, 2010, the Fund had $42,110,710 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 30, 2010, details of the capital loss carryforwards were as follows:
43 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Expiring

2012	$115,750
2014	34,199
2016	1,589,079
2017	18,113,753
2018	22,257,929

Total	$42,110,710

2.	During the fiscal year ended July 30, 2010, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended July 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended July 30, 2010, $1,458,935 of unused capital loss carryforward expired.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for July 30, 2010. Net assets of the Fund were unaffected by the reclassifications.

Reduction
	Reduction	to Accumulated
Reduction	to Accumulated Net	Net Realized Loss
to Paid-in Capital	Investment Income	on Investments

$1,458,935	$141,477	$1,600,412
The tax character of distributions paid during the years ended July 30, 2010 and July 31, 2009 was as follows:

	Year Ended	Year Ended
	July 30, 2010	July 31, 2009

Distributions paid from:
Exempt-interest dividends	$35,211,200	$33,981,047
Ordinary income	20,985	57,606

Total	$35,232,185	$34,038,653

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.
44 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Federal tax cost of securities	$718,512,365[1]

Gross unrealized appreciation	$22,787,628
Gross unrealized depreciation	(122,532,205)

Net unrealized depreciation	$(99,744,577)

1.	The Federal tax cost of securities does not include cost of $125,528,677, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 30, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,479
Payments Made to Retired Trustees	6,327
Accumulated Liability as of July 30, 2010	51,710
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
45 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 30, 2010		Year Ended July 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	6,922,047	$68,131,537	7,688,444	$64,119,263
Dividends and/or distributions reinvested	1,552,858	15,329,932	1,793,924	14,627,633
Redeemed	(9,289,802)	(91,967,770)	(14,426,064)	(118,299,234)

Net decrease	(814,897)	$(8,506,301)	(4,943,696)	$(39,552,338)

46 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

	Year Ended July 30, 2010		Year Ended July 31, 2009
	Shares	Amount	Shares	Amount

Class B
Sold	314,098	$3,088,863	440,979	$3,678,061
Dividends and/or distributions reinvested	123,261	1,217,190	175,807	1,430,440
Redeemed	(1,250,986)	(12,319,206)	(1,616,788)	(13,428,636)

Net decrease	(813,627)	$(8,013,153)	(1,000,002)	$(8,320,135)

Class C
Sold	3,046,906	$30,082,061	3,613,638	$29,497,258
Dividends and/or distributions reinvested	555,539	5,488,999	631,561	5,135,506
Redeemed	(3,290,194)	(32,678,851)	(4,724,645)	(38,505,803)

Net increase (decrease)	312,251	$2,892,209	(479,446)	$(3,873,039)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$102,638,902	$123,900,888
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 30, 2010, the Fund paid $299,559 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor
47 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2010 were as follows:

Class B	$1,994,587
Class C	3,142,722
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
		Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor

July 30, 2010	$128,002	$6,143	$83,876	$13,827
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended July 30, 2010, the Manager reimbursed the Fund $42,241 for legal costs and fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
48 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.432% as of July 30, 2010). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 30, 2010 equal 0.25% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
Details of the borrowings for the year ended July 30, 2010 are as follows:

Average Daily Loan Balance	$21,066,027
Average Daily Interest Rate	0.288%
Fees Paid	$1,359,426
Interest Paid	$91,706
As of July 30, 2010, the Fund had no borrowings outstanding.
49 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor—including the Fund. The lawsuits naming the Fund as a defendant also name as defendants certain officers, trustees and former trustees of the Fund. The plaintiffs seek class action status on behalf of purchasers of shares of the Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund’s investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Litigation involving certain other Oppenheimer funds is similar in nature.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Fund’s Board of Trustees has also engaged counsel to represent the Fund and the present and former Independent Trustees named
50 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not have any material effect on the operations of the Fund, that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
51 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:
We have audited the accompanying statement of assets and liabilities of Oppenheimer New Jersey Municipal Fund (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 30, 2010, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New Jersey Municipal Fund as of July 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
September 17, 2010
52 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 30, 2010 are eligible for the corporate dividend-received deduction. 99.94% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
53 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
54 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 67	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 70	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995- 2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
55 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2005) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2000); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 58	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non- profit hospitals) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice
56 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan Continued	President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 69	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 62	Director of Arch Coal, Inc. (since 2010); Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Glavin, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281- 1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2005) Age: 46	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager of the Manager (since January 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2002) Age: 38	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
57 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Troy E. Willis, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 37	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (June 2003- December 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President and Senior Portfolio Manager (since 2009) Age: 34	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Manager (October 2006-June 2009). Research analyst of the Manager (June 2003-September 2006) and a credit analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) and Associate Portfolio Manager (since 2008) Age: 34	Assistant Vice President of the Manager (since July 2009). Research analyst of the Manager (April 2006-December 2007) and a credit analyst of the Manager (June 2003-March 2006). Associate Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Age: 52	Director of the Rochester Credit Analysis team (since March 2004) and a Vice President of the Manager (since November 1997); headed Rochester’s Credit Analysis team (since May 1993).

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 51	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006- February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. Oversees 65 portfolios as a Trustee/Director and 96 portfolios as an Officer in the OppenheimerFunds complex.
58 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999- June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
59 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

OPPENHEIMER NEW JERSEY MUNICIPAL FUND
A Series of Oppenheimer Multi-State Municipal Trust

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2010 OppenheimerFunds, Inc. All rights reserved.
60 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
61 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
62 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories
Hospital/Health Care	18.3%
Tobacco—Master Settlement Agreement	15.6
Higher Education	8.0
Single Family Housing	6.1
Adult Living Facilities	4.6
Sales Tax Revenue	3.9
Building Products	3.5
Electric Utilities	3.4
General Obligation	3.2
Water Utilities	2.8
Portfolio holdings are subject to change. Percentages are as of July 30, 2010, and are based on total assets.
Credit Allocation

	NRSRO-Rated	Manager-Rated	Total

AAA	1.9%	0.6%	2.5%
AA	28.3	1.5	29.8
A	10.4	0.0	10.4
BBB	32.9	4.0	36.9
BB or lower	9.8	10.6	20.4

Total	83.3%	16.7%	100.0%
The Fund’s investment adviser, OppenheimerFunds, Inc. (the “Manager”), determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For securities rated by an NRSRO other than S&P, the Manager converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the Manager may use its own credit analysis to assign ratings in denominations similar to those of S&P.
The percentages above are based on the market value of the Fund’s securities as of 7/30/10 and are subject to change; market value does not include cash. AAA, AA, A and BBB are investment-grade ratings. More information about securities ratings is contained in the Fund’s Statement of Additional Information.
10 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 30, 2010,1 followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. During the 12-month period ended July 30, 2010,1 prices in the municipal bond market generally rose, contributing to higher net asset values and highly favorable total returns for Oppenheimer Pennsylvania Municipal Fund. In all, the Class A shares produced a total return of 25.50% at net asset value for the reporting period (19.54% with sales charge).1 As of July 30, 2010, the distribution yield of this Fund’s Class A shares was 6.02% at NAV.1
     During the reporting period, Oppenheimer Pennsylvania Municipal Fund distributed 64.6 cents per Class A share, including a small amount of taxable income. The Fund’s monthly dividend for Class A shares was increased to 5.5 cents per share, from 5.3 cents per share, starting with the March 2010 payout. Our Fund had the highest distribution yield in the category as of July 31, 2010, according to Lipper Inc., an independent mutual fund rating service.
     Oppenheimer Pennsylvania Municipal Fund held about 410 securities as of July 30, 2010. In general this reporting period, default rates on municipal bonds continued to be extremely low relative to the default rates on corporate fixed-income instruments.
     As the charts on pages 15 to 17 show, the Fund’s performance improved this reporting period, which was characterized by credit spread tightening and stronger investor demand. Credit spread tightening is typically more favorable to the sectors and types of securities this Fund favors than it is to the Fund’s benchmark. As spreads tighten, BBB-rated, lower-rated and unrated securities typically outperform other securities. The reverse is also true: widening spreads typically have the greatest negative effect on BBB-rated, lower-rated and unrated securities. We encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income and believe that this Fund’s investments offer structural advantages over the long term.
     Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 27.0% of the Fund’s net assets on July 30, 2010. During the reporting period, securities issued by Puerto Rico made a positive contribution to the Fund’s total return. Most of the Fund’s investments involve “creatures of the state”— that is, securities that are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education. In June 2010, the governor and legislative leaders had reached a verbal agreement to balance the budget

1.
The Fund’s returns and yield have been calculated through July 30, 2010, the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The Index’s return is calculated through July 31, 2010.

11 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
by trimming $60 million from spending and increasing tax collections. However, as of July 31, 2010, a vote to approve the $9.13 billion budget had not been taken.
     Better fiscal management has helped the Commonwealth significantly reduce pressure on its municipal bonds. A combination of expense freezes, layoffs and other prudent fiscal measures has helped Puerto Rico garner a favorable perception by the rating agencies and investors alike. When the Puerto Rico Sales Tax Financing Corp came to market in January 2010 with $1.8 billion in new debt, the offering was rated A or better by all three national ratings agencies. Additionally, the Commonwealth, its agencies and its financing arm, the Government Development Bank of Puerto Rico, retained their investment-grade ratings from Standard & Poor’s this reporting period. Moody’s Investors Service, as part of its rating recalibration, assigned the Commonwealth a rating of A3 with a stable outlook. The rating had previously been Baa3 with a stable outlook (Fitch Ratings does not directly rate Puerto Rico’s general obligation debt). We remain confident in the Commonwealth’s ability to collect taxes and make its bond payments.
     As of July 30, 2010, the Fund was invested in the hospital/health care sector, representing 18.3% of the Fund’s total assets and comprised the Fund’s largest industry sector. The overall fundamentals in this sector remained stable this reporting period, contributing to positive results.
     The Fund continued to be invested this reporting period in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. At the end of this reporting period, MSA-backed tobacco bonds accounted for 15.6% of the Fund’s total assets.2
     During the reporting period, tobacco bonds made a significant contribution to the Fund’s positive total return. This is notable because it occurred in the face of a 9.3% consumption decline in 2009, the largest one-year decline since the adoption of the MSA in 1998. The 61-cent increase in federal excise taxes passed by Congress in early 2009 was seen by many industry analysts as the leading reason for the decline. As a result, the sector saw many downgrades by the major rating agencies and a flurry of negative articles in the press.

2.
Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. While consumption has largely been in line with the assumptions used to structure MSA-backed bonds, future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

12 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

     As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Although price and ratings volatility remain likely over the near term, we continue to believe that carefully researched MSA-backed bonds are fundamentally sound, and we are confident that these bonds will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.
     The Fund continued to favor the higher education sector this reporting period, which constituted 8.0% of total assets as of July 30, 2010. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. The higher education sector contributed positively to the Fund’s total return this reporting period.
     As of July 30, 2010, bonds in the single-family housing sector represented 6.1% of the Fund’s total assets. These securities continued to provide high levels of tax-free income, even as the sector continued to be volatile as a result of the national housing market. We believe that long-term investors should ultimately benefit from this Fund’s carefully selected holdings in this sector.
     The Fund’s holdings in the Adult Living Facilities sector represented 4.6% of the Fund’s total assets at the end of the reporting period. The lingering national recession and weakening overall fundamentals caused bonds in this sector to underperform other sectors in the municipal market.
     During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. These “inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, inverse floaters provided attractive levels of tax-free income and contributed quite favorably to the Fund’s total return. This outcome illustrates why we continue to believe that “inverse floaters” belong in our fund portfolios.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
13 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 30, 2010. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
14 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.

1.
The Fund’s returns have been calculated through July 30, 2010, the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The indices’ returns are calculated through July 31, 2010.

15 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
16 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.

1.
The Fund’s returns have been calculated through July 30, 2010, the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The indices’ returns are calculated through July 31, 2010.

17 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
This annual report must be preceded or accompanied by the current prospectus of Oppenheimer Pennsylvania Municipal Fund. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses and, if available, summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 9/18/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
19 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	February 1, 2010	July 30, 2010	July 30, 2010
Actual
Class A	$1,000.00	$1,066.70	$5.26
Class B	1,000.00	1,062.30	9.50
Class C	1,000.00	1,062.70	9.19

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.58	5.14
Class B	1,000.00	1,015.48	9.29
Class C	1,000.00	1,015.78	8.99
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 30, 2010 are as follows:

Class	Expense Ratios

Class A	1.03%
Class B	1.86
Class C	1.80
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 30, 2010*

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—119.1%
Pennsylvania—87.7%
$1,200,000	Allegheny County, PA Airport Authority (Pittsburgh International Airport)[1]	6.000%		01/01/2014	$1,214,484
50,000	Allegheny County, PA Airport Authority (Pittsburgh International Airport)[1]	6.125		01/01/2017	50,395
10,000	Allegheny County, PA COP[1]	5.000		12/01/2028	10,006
24,750,000	Allegheny County, PA GO1	0.779	[2]	11/01/2026	20,319,008
130,000	Allegheny County, PA HDA (Catholic Health East)[1]	5.375		11/15/2022	132,848
75,000	Allegheny County, PA HDA (Catholic Health East)[1]	5.500		11/15/2032	75,732
80,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125		05/01/2025	73,814
25,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125		05/01/2029	22,271
3,150,000	Allegheny County, PA HDA (Ohio Valley General Hospital)[1]	5.125		04/01/2035	2,699,928
3,600,000	Allegheny County, PA HDA (Ohio Valley General Hospital)[1]	5.450		01/01/2028	3,343,572
55,000	Allegheny County, PA HDA (Pittsburgh Mercy Health System)[1]	5.625		08/15/2026	58,497
18,755	Allegheny County, PA HDA (The Covenant at South Hills)[3]	7.700		02/01/2009	—
18,755	Allegheny County, PA HDA (The Covenant at South Hills)[3]	7.800		02/01/2009	—
1,151,581	Allegheny County, PA HDA (The Covenant at South Hills)[3]	8.625		02/01/2021	12
228,816	Allegheny County, PA HDA (The Covenant at South Hills)[3]	8.750		02/01/2031	2
21,095,000	Allegheny County, PA HDA (UPMC Health System)[1]	1.044	[2]	02/01/2037	16,009,839
10,265,000	Allegheny County, PA HDA (WPAHS/AG/Forbes Health System/WPH/WPAON Obligated Group)[1]	5.000		11/15/2028	8,128,443
50,000	Allegheny County, PA HEBA (Chatham College)[1]	5.250		11/15/2019	50,045
8,000,000	Allegheny County, PA HEBA (Chatham College)[1]	5.750		11/15/2035	8,070,880
860,000	Allegheny County, PA HEBA (Chatham College)[1]	5.850		03/01/2022	876,882
1,000,000	Allegheny County, PA HEBA (Chatham College)[1]	5.950		03/01/2032	1,012,130
1,250,000	Allegheny County, PA HEBA (Robert Morris University)	5.500		10/15/2030	1,250,850
2,700,000	Allegheny County, PA HEBA (Robert Morris University)	5.750		10/15/2040	2,710,071
2,500,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.900		10/15/2028	2,560,125
15,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000		05/01/2028	15,685
2,000,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000		10/15/2038	2,029,540
115,000	Allegheny County, PA HEBA (Thiel College)[1]	5.375		11/15/2019	115,030
110,000	Allegheny County, PA HEBA (Thiel College)[1]	5.375		11/15/2029	100,205
3,245,000	Allegheny County, PA HEBA (Waynesburg College)[1]	4.800		05/01/2036	3,009,608
10,000	Allegheny County, PA IDA (ARC Allegheny Foundation)[1]	5.000		12/01/2028	9,471
1,200,000	Allegheny County, PA IDA (Propel Charter School-East)[4]	6.375		08/15/2035	1,198,464
1,000,000	Allegheny County, PA IDA (Propel Charter School-Montour)[4]	6.750		08/15/2035	998,160
21 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$1,000,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.000%	09/01/2021	$993,240
1,225,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.100	09/01/2026	1,166,788
1,360,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.125	09/01/2031	1,261,536
1,745,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.100	07/01/2014	1,749,467
23,750,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.600	07/01/2023	22,534,950
280,000	Allegheny County, PA Redevel. Authority (Robinson Mall)[1]	6.875	11/01/2017	280,717
80,000	Allegheny County, PA Redevel. Authority (Robinson Mall)[1]	7.000	11/01/2017	80,342
1,750,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)[1]	5.950	01/20/2043	1,784,213
1,350,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)[1]	6.100	01/20/2043	1,391,067
1,750,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)[1]	6.160	01/20/2043	1,810,848
5,000	Beaver County, PA Hospital Authority (Valley Health System)[1]	5.000	05/15/2028	5,002
13,000,000	Berks County, PA Municipal Authority (Reading Hospital & Medical Center)[5]	5.500	11/01/2031	13,822,250
40,000	Blair County, PA IDA (The Village at Penn State Retirement Community)[3]	6.400	01/01/2012	32,145
4,140,000	Blair County, PA IDA (The Village at Penn State Retirement Community)[3]	6.900	01/01/2022	3,330,920
7,135,000	Blair County, PA IDA (The Village at Penn State Retirement Community)[3]	7.000	01/01/2034	5,743,390
50,000	Blair County, PA IDA (The Village at Penn State Retirement Community)[3,6]	10.000	01/01/2012	2,720
1,180,000	Bonneauville Borough, PA Municipal Authority[1]	5.250	06/01/2037	1,098,191
2,000,000	Bonneauville Borough, PA Municipal Authority[1]	5.300	06/01/2043	1,852,700
4,720,000	Bradford County, PA IDA (International Paper Company)[1]	4.700	03/01/2019	4,641,318
5,500,000	Bradford County, PA IDA (International Paper Company)[1]	5.200	12/01/2019	5,566,000
1,000,000	Bucks County, PA IDA (Chandler Hall Health Care Facility)[1]	6.200	05/01/2019	966,520
10,000	Bucks County, PA IDA (Chandler Hall Health Care Facility)[1]	6.300	05/01/2029	9,037
1,000,000	Bucks County, PA IDA (Lutheran Community Telford Center)[1]	5.750	01/01/2027	883,950
8,255,000	Bucks County, PA IDA (Pennsylvania Suburban Water Company)[1]	5.550	09/01/2032	8,296,770
80,000	Bucks County, PA IDA (USX Corp.)[1]	5.600	03/01/2033	80,018
2,000,000	Butler County, PA Hospital Authority (Butler Health System)[1]	7.250	07/01/2039	2,277,280
480,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.000	07/01/2023	473,616
880,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.250	07/01/2033	837,830
22 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$100,000	Cambridge, PA Area Joint Authority[1]	5.250%	12/01/2021	$100,055
2,865,000	Cambridge, PA Area Joint Authority[1]	6.000	12/01/2037	2,753,322
25,000	Carbondale, PA Hsg. Corp.[1]	8.125	05/01/2019	25,031
3,995,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	6.250	11/15/2044	4,172,857
15,000	Chester County, PA H&EFA (Chester County Hospital)[1]	5.875	07/01/2016	15,027
2,330,000	Chester County, PA H&EFA (Chester County Hospital)[1]	6.750	07/01/2021	2,367,816
8,750,000	Chester County, PA H&EFA (Chester County Hospital)[1]	6.750	07/01/2031	8,791,388
245,000	Chester County, PA H&EFA (Devereaux Foundation)[1]	5.500	05/01/2027	245,630
25,000	Chester County, PA H&EFA (Immaculata College)	5.300	10/15/2011	25,046
30,000	Chester County, PA H&EFA (Immaculata College)	5.400	10/15/2012	30,044
65,000	Chester County, PA H&EFA (Immaculata College)[1]	5.600	10/15/2018	65,004
25,000	Chester County, PA H&EFA (Immaculata College)[1]	5.625	10/15/2027	23,389
23,915,000	Chester County, PA IDA (Aqua Pennsylvania)[5]	5.000	02/01/2041	23,383,532
1,100,000	Chester County, PA IDA (Collegium Charter School)[1]	5.000	04/15/2022	933,086
7,595,000	Chester County, PA IDA (Collegium Charter School)[1]	5.500	04/15/2031	6,104,329
160,000	Chester Guaranteed Host Community, PA, Series B1	5.800	12/01/2013	160,075
1,000,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Ministries)[1]	5.000	01/01/2027	926,950
12,000,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Ministries)[1]	5.000	01/01/2036	10,586,400
1,000,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)[1]	5.000	12/01/2020	998,330
1,950,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)[1]	5.000	12/01/2021	1,928,277
6,605,000	Delaware County, PA Authority (Cabrini College)[1]	5.500	07/01/2024	6,636,440
60,000	Delaware County, PA Authority (CCMC)[1]	5.300	12/01/2027	53,488
2,500,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	5.000	12/15/2026	2,168,450
15,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	5.375	12/01/2018	14,826
25,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	6.250	12/15/2022	27,500
25,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	6.250	12/15/2031	27,500
120,000	Delaware County, PA Authority (MAS/MCMCSPA/MHH/MHP/MHSSPA Obligated Group)[1]	5.375	11/15/2023	130,672
1,160,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2025	1,250,631
280,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2030	297,027
2,530,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2031	2,550,468
1,000,000	Delaware County, PA Authority (Neumann College)[1]	6.125	10/01/2034	1,061,530
3,000,000	Delaware County, PA Authority (Neumann College)[1]	6.250	10/01/2038	3,234,390
23 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Pennsylvania Continued
$11,055,000	Delaware County, PA IDA (Aqua Pennsylvania)[5]	5.000%		11/01/2037	$10,900,131
18,705,000	Delaware County, PA IDA (Aqua Pennsylvania)[5]	5.000		11/01/2038	18,356,246
4,470,000	Delaware County, PA IDA (Naamans Creek)[1]	7.000		12/01/2036	4,184,769
45,000	Delaware County, PA IDA (Philadelphia Suburban Water Company)[1]	5.350		10/01/2031	45,515
60,000	Delaware County, PA IDA (Philadelphia Suburban Water Company)[1]	6.000		06/01/2029	60,059
50,000	Delaware River Port Authority PA/NJ1	5.000		01/01/2026	49,997
25,000	Derry Township, PA Municipal Authority[1]	5.100		12/01/2020	25,031
4,000,000	Erie County, PA Hospital Authority (St. Vincents Health)[1]	7.000		07/01/2027	4,067,640
140,000	Erie County, PA IDA (International Paper Company)[1]	5.000		11/01/2018	141,109
10,000	Erie County, PA IDA (International Paper Company)[1]	5.850		12/01/2020	10,005
3,000,000	Erie, PA Higher Education Building Authority (Mercyhurst College)[1]	5.500		03/15/2038	3,039,000
1,965,000	Erie-Western PA Port Authority[1]	5.125		06/15/2016	2,123,300
5,585,000	Fayette County, PA Redevel. Authority (Fayette Crossing)[1]	7.000		09/01/2019	5,655,539
40,000	Harrisburg, PA GO	8.751	[7]	03/15/2011	36,823
7,030,000	Horsham, PA Industrial and Commercial Devel. Authority (Pennsylvania LTC)[1]	6.000		12/01/2037	5,864,707
90,000	Indiana County, PA IDA Pollution Control (Metropolitan Edison Company)[1]	5.950		05/01/2027	90,021
140,000	Indiana County, PA IDA Pollution Control (PSEG Power LLC)[1]	5.850		06/01/2027	141,518
1,530,000	Jefferson County, PA GO1	5.625		06/01/2028	1,546,815
5,075,000	Jefferson County, PA GO1	5.875		06/01/2035	5,115,955
25,000	Lancaster County, PA Hospital Authority (Landis Homes Retirement Community)[1]	5.700		09/01/2018	23,416
20,000	Lancaster County, PA Hospital Authority (Landis Homes Retirement Community)[1]	5.750		09/01/2023	17,391
25,000	Lancaster County, PA Hospital Authority (St. Anne’s Home for the Aged)[1]	6.500		04/01/2015	25,030
10,000	Latrobe, PA IDA (St. Vincent College)[1]	5.375		05/01/2013	10,535
10,000	Latrobe, PA IDA (St. Vincent College)[1]	5.375		05/01/2018	10,012
35,000	Latrobe, PA IDA (St. Vincent College)[1]	5.700		05/01/2031	34,997
13,665,000	Lawrence County, PA IDA (Shenango Presbyterian Center)[1]	5.625		11/15/2037	10,977,778
1,020,000	Lehigh County, PA GPA (Bible Fellowship Church Home)[1]	6.000		12/15/2023	968,694
1,060,000	Lehigh County, PA GPA (Bible Fellowship Church Home)[1]	7.625		11/01/2021	1,094,121
750,000	Lehigh County, PA GPA (Bible Fellowship Church Home)[1]	7.750		11/01/2033	765,120
410,000	Lehigh County, PA GPA (Desales University)[1]	5.125		12/15/2023	406,257
1,265,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	5.800		11/01/2012	1,264,077
8,190,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000		11/01/2018	7,136,848
24 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$2,000,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000%	11/01/2018	$1,742,820
1,100,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2023	833,019
3,600,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2023	2,723,076
115,000	Lehigh County, PA GPA (Lehigh Valley Hospital)[1]	5.625	07/01/2015	115,223
2,700,000	Lehigh Northampton, PA Airport Authority[1]	6.000	05/15/2030	2,700,054
10,000	Luzerne County, PA Flood Protection Authority[1]	5.000	01/15/2023	10,028
5,000,000	Luzerne County, PA IDA[1]	7.750	12/15/2027	5,041,650
22,500,000	Luzerne County, PA IDA (Pennsylvania-American Water)[5]	5.100	09/01/2034	22,207,050
10,000	Luzerne County, PA IDA (Pennsylvania-American Water)[1]	5.100	09/01/2034	9,870
2,730,000	McKean County, PA Hospital Authority (Bradford Hospital)[1]	5.000	10/01/2020	2,358,174
2,900,000	McKean County, PA Hospital Authority (Bradford Hospital)[1]	5.250	10/01/2030	2,160,094
105,000	Mercer County, PA IDA (Consumers PA Water Company Shenango Valley Division)[1]	6.000	07/01/2030	105,050
595,000	Millcreek, PA Richland Joint Authority[1]	5.250	08/01/2022	604,752
855,000	Millcreek, PA Richland Joint Authority[1]	5.375	08/01/2027	857,223
1,000,000	Millcreek, PA Richland Joint Authority[1]	5.500	08/01/2037	986,160
2,445,000	Millcreek, PA Richland Joint Authority[1]	5.500	08/01/2037	2,411,161
160,000	Monroe County, PA Hospital Authority (Pocono Medical Center)[1]	5.625	01/01/2032	160,933
10,000	Montgomery County, PA HEHA (Abington Memorial Hospital)	5.000	06/01/2028	10,000
20,000	Montgomery County, PA HEHA (Abington Memorial Hospital)[1]	5.125	06/01/2027	20,132
20,000	Montgomery County, PA HEHA (Abington Memorial Hospital)[1]	5.125	06/01/2032	20,027
110,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2023	106,409
50,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2027	45,462
80,000	Montgomery County, PA HEHA (Holy Redeemer Physician & Ambulatory Services)[1]	5.250	10/01/2023	77,388
9,000,000	Montgomery County, PA IDA[1]	5.000	08/01/2024	9,388,710
8,000,000	Montgomery County, PA IDA[1]	5.250	08/01/2033	8,298,800
21,000,000	Montgomery County, PA IDA[5]	5.375	08/01/2038	21,781,410
1,500,000	Montgomery County, PA IDA[1]	5.375	08/01/2038	1,555,815
5,000,000	Montgomery County, PA IDA[1]	5.750	08/01/2030	5,270,350
880,000	Montgomery County, PA IDA (ACTS Retirement Life Community)[1]	5.250	11/15/2028	848,848
270,000	Montgomery County, PA IDA (Pennsylvania-American Water Company)[1]	5.050	06/01/2029	263,255
3,840,000	Montgomery County, PA IDA (Wordsworth Academy)[1]	8.000	09/01/2024	3,841,728
25 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$1,000,000	Mount Lebanon, PA Hospital Authority (St. Claire Memorial Hospital)[1]	5.625%	07/01/2032	$1,006,170
200,000	New Morgan, PA IDA (Browning-Ferris Industries)[1]	6.500	04/01/2019	200,148
2,085,000	New Wilmington, PA Municipal Authority (Westminster College)[1]	5.000	05/01/2027	2,020,448
25,000	Northampton County, PA IDA (Moravian Hall Square)[1]	5.550	07/01/2014	25,046
40,000	Northampton County, PA IDA (Moravian Hall Square)[1]	5.700	07/01/2020	40,020
830,000	Northumberland County, PA IDA (Aqua Pennsylvania)[1]	5.050	10/01/2039	831,328
1,205,000	Northumberland County, PA IDA (NHS Youth Services)[1]	5.500	02/15/2033	922,319
1,735,000	Northumberland County, PA IDA (NHS Youth Services)[1]	7.500	02/15/2029	1,745,462
3,675,000	Northumberland County, PA IDA (NHS Youth Services)[1]	7.750	02/15/2029	3,732,110
17,550,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2032	18,332,379
11,400,000	PA EDFA (30th Street Garage)[1]	5.875	06/01/2033	11,521,524
10,000,000	PA EDFA (Albert Einstein Healthcare)[1]	6.250	10/15/2023	10,773,300
50,000	PA EDFA (Amtrak)[1]	6.000	11/01/2011	51,705
250,000	PA EDFA (Amtrak)[1]	6.125	11/01/2021	255,110
5,005,000	PA EDFA (Amtrak)[1]	6.250	11/01/2031	5,081,426
12,475,000	PA EDFA (Amtrak)[1]	6.375	11/01/2041	12,649,525
39,837,500	PA EDFA (Bionol Clearfield)[1]	8.500	07/15/2015	33,401,354
500,000	PA EDFA (Fayette Thermal)[1]	5.250	12/01/2016	420,470
35,000	PA EDFA (Fayette Thermal)[1]	5.500	12/01/2021	26,290
14,700,000	PA EDFA (National Gypsum Company)[1]	6.125	11/01/2027	12,613,776
5,000,000	PA EDFA (National Gypsum Company)[1]	6.250	11/01/2027	4,349,850
5,400,000	PA EDFA (Northampton Generating)	6.500	01/01/2013	3,389,742
21,800,000	PA EDFA (Northampton Generating)	6.600	01/01/2019	12,299,778
500,000	PA EDFA (Northampton Generating)[3]	6.875	01/01/2011	138,750
12,000,000	PA EDFA (Northampton Generating)[3]	6.950	01/01/2021	3,475,440
45,000	PA EDFA (Northwestern Human Services)[1]	5.125	06/01/2018	40,673
3,000,000	PA EDFA (Northwestern Human Services)[1]	5.250	06/01/2028	2,434,110
3,000,000	PA EDFA (Philadelphia Biosolids Facility)[1]	6.250	01/01/2032	3,174,840
1,675,000	PA EDFA (Reliant Energy)[1]	6.750	12/01/2036	1,730,878
1,450,000	PA EDFA (Reliant Energy)[1]	6.750	12/01/2036	1,498,372
29,825,000	PA EDFA (USG Corp.)[1,4]	6.000	06/01/2031	26,398,704
50,000	PA EDFA (York Water Company)[1]	6.000	11/01/2038	50,671
30,000,000	PA Geisinger Authority Health System, Series A5	5.250	06/01/2039	31,179,900
50,000	PA HEFA (Allegheny College)[1]	5.000	11/01/2026	50,021
755,000	PA HEFA (Allegheny Delaware Valley Obligated Group)[1]	5.700	11/15/2011	756,601
3,185,000	PA HEFA (Allegheny Delaware Valley Obligated Group)[1]	5.875	11/15/2021	3,121,714
1,025,000	PA HEFA (Assoc. of Independent Colleges & Universities)[1]	5.125	05/01/2032	919,025
100,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	5.000	07/01/2028	76,710
26 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$115,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750%	09/01/2032	$116,941
55,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.800	09/01/2025	56,140
1,475,000	PA HEFA (College of Science & Agriculture)[1]	5.350	04/15/2028	1,371,160
1,460,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.650	04/15/2025	1,428,508
815,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.750	04/15/2029	785,986
220,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.750	04/15/2034	209,598
3,210,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.800	04/15/2030	3,107,248
3,385,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.800	04/15/2033	3,256,675
55,000	PA HEFA (Drexel University)[1]	5.750	05/01/2022	55,200
4,000,000	PA HEFA (Edinboro University Foundation)[1]	5.750	07/01/2028	4,058,160
3,000,000	PA HEFA (Edinboro University Foundation)[1]	5.800	07/01/2030	3,038,190
5,500,000	PA HEFA (Edinboro University Foundation)[1]	5.875	07/01/2038	5,539,490
5,825,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2042	5,894,143
3,500,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2043	3,549,420
4,000,000	PA HEFA (Elizabethtown College)[1]	5.000	12/15/2027	4,005,800
130,000	PA HEFA (Frontier II)[1]	5.125	04/01/2033	120,388
2,000,000	PA HEFA (La Salle University)[1]	5.000	05/01/2037	1,911,800
50,000	PA HEFA (La Salle University)[1]	5.500	05/01/2034	50,173
1,490,000	PA HEFA (Marywood University)[1]	5.125	06/01/2029	1,406,500
1,100,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.600	11/15/2010	1,100,044
30,085,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2016	30,088,009
70,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2016	70,007
9,740,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2021	9,546,466
250,000	PA HEFA (Philadelphia University)[1]	5.000	06/01/2035	240,358
3,000,000	PA HEFA (Philadelphia University)[1]	5.125	06/01/2025	2,970,600
2,000,000	PA HEFA (Philadelphia University)[1]	5.250	06/01/2032	1,936,740
2,005,000	PA HEFA (Philadelphia University)[1]	5.500	06/01/2020	2,148,197
105,000	PA HEFA (St. Francis University)[1]	5.750	11/01/2023	104,990
3,925,000	PA HEFA (St. Francis University)[1]	6.250	11/01/2018	4,054,800
60,000	PA HEFA (University of the Arts)[1]	5.500	03/15/2020	60,014
2,000,000	PA HEFA (University of the Arts)[1]	5.625	03/15/2025	1,996,900
25,000	PA HEFA (University of the Arts)[1]	5.750	03/15/2030	24,680
100,000	PA HEFA (UPMC Health System)[1]	5.000	08/01/2029	100,533
7,000,000	PA HEFA (UPMC Health System)[1]	5.000	05/15/2031	7,096,950
30,000	PA HEFA (UPMC Health System)[1]	6.000	01/15/2031	31,092
650,000	PA HEFA (Widener University)[1]	5.000	07/15/2026	654,524
100,000	PA HEFA (Widener University)[1]	5.250	07/15/2024	101,694
70,000	PA HEFA (Widener University)[1]	5.400	07/15/2036	70,207
27 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Pennsylvania Continued
$11,000,000	PA HFA (Single Family Mtg.)[1]	4.700%		10/01/2037	$10,452,200
4,705,000	PA HFA (Single Family Mtg.)[1]	5.550		10/01/2020	4,734,689
33,325,000	PA HFA (Single Family Mtg.), Series 100A5	5.350		10/01/2033	34,047,347
12,025,000	PA HFA (Single Family Mtg.), Series 102A5	5.500		10/01/2034	12,375,317
1,030,000	PA HFA (Single Family Mtg.), Series 102A1	5.500		10/01/2034	1,060,004
8,710,000	PA HFA (Single Family Mtg.), Series 61A5	5.450		10/01/2021	8,716,366
500,000	PA HFA (Single Family Mtg.), Series 62A1	5.450		10/01/2029	500,285
555,000	PA HFA (Single Family Mtg.), Series 63A	5.448	[7]	04/01/2030	190,892
40,000	PA HFA (Single Family Mtg.), Series 64[1]	5.000		10/01/2017	40,030
5,000	PA HFA (Single Family Mtg.), Series 66A1	5.650		04/01/2029	5,118
18,000,000	PA HFA (Single Family Mtg.), Series 72A5	5.350		10/01/2031	18,009,720
190,000	PA HFA (Single Family Mtg.), Series 72A1	5.350		10/01/2031	190,103
11,400,000	PA HFA (Single Family Mtg.), Series 73A5	5.350		10/01/2022	11,505,792
10,030,000	PA HFA (Single Family Mtg.), Series 74B5	5.150		10/01/2022	10,137,923
17,430,000	PA HFA (Single Family Mtg.), Series 96A5	4.700		10/01/2037	16,616,770
9,000,000	PA HFA (Single Family Mtg.), Series 99A5	5.250		10/01/2032	9,136,382
11,835,000	PA HFA (Single Family Mtg.), Series 99A5	5.300		10/01/2037	12,057,179
1,265,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2020	1,235,007
1,400,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2023	1,321,586
2,245,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2025	2,036,844
3,265,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2026	2,915,514
900,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2027	794,016
2,510,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2028	2,202,525
1,470,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2030	1,279,811
24,615,000	PA Southcentral General Authority (Wellspan Health Obligated Group)[5]	6.000		06/01/2029	27,156,769
45,000	PA St. Mary Hospital Authority (Franciscan Health)[1]	7.000		06/15/2015	45,139
5,000	PA State Public School Building Authority (Chester Upland School District)[1]	5.150		11/15/2026	5,178
4,000,000	PA Turnpike Commission[1]	0.000	[8]	12/01/2034	2,985,960
7,250,000	PA Turnpike Commission	0.000	[8]	12/01/2034	5,528,560
5,000,000	PA Turnpike Commission[1]	0.000	[8]	12/01/2038	3,607,850
300,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital)[1]	6.250		01/01/2032	301,674
135,000	Philadelphia, PA Airport[1]	5.375		06/15/2015	135,286
15,000	Philadelphia, PA Airport, Series B1	5.250		06/15/2031	15,033
5,000	Philadelphia, PA Authority for Industrial Devel.[1]	5.250		10/01/2030	5,338
6,510,000	Philadelphia, PA Authority for Industrial Devel. (Aero Philadelphia)[1]	5.500		01/01/2024	4,972,338
3,870,000	Philadelphia, PA Authority for Industrial Devel. (Air Cargo)[1]	7.500		01/01/2025	3,773,095
1,150,000	Philadelphia, PA Authority for Industrial Devel. (Baptist Home of Philadelphia)[1]	5.500		11/15/2018	762,600
28 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$786,000	Philadelphia, PA Authority for Industrial Devel. (Baptist Home of Philadelphia)[1]	5.600%	11/15/2028	$508,031
20,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	5.600	04/01/2012	20,016
35,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	5.700	04/01/2015	35,007
450,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	6.750	04/01/2023	449,942
2,600,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	6.875	04/01/2034	2,518,022
2,750,000	Philadelphia, PA Authority for Industrial Devel. (First Mtg.-CPAP)[1]	6.125	04/01/2019	1,657,645
30,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.000	07/01/2019	30,020
10,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.125	07/01/2020	10,152
115,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.250	07/01/2028	114,994
5,000,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport), Series A1	5.400	07/01/2022	5,069,250
1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)[1]	6.250	05/01/2033	1,627,995
1,370,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)[1]	5.000	01/01/2015	1,376,946
1,580,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)[1]	5.125	01/01/2021	1,339,050
2,105,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Arbor House)[1]	6.100	07/01/2033	2,051,680
780,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (GIH/PPAM)[1]	5.125	07/01/2016	763,238
1,860,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Miriam and Robert M. Rieder House)[1]	6.100	07/01/2033	1,812,886
3,000,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Presbyterian Homes Germantown)[1]	5.625	07/01/2035	2,579,370
1,745,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Robert Saligman House)[1]	6.100	07/01/2033	1,700,799
25,000	Philadelphia, PA Gas Works[1]	5.000	07/01/2014	25,075
15,000	Philadelphia, PA Gas Works[1]	5.000	07/01/2026	15,001
1,210,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)[1]	7.250	01/01/2021	1,204,495
19,420,000	Philadelphia, PA H&HEFA (Temple University Hospital)[1]	5.500	07/01/2026	17,944,857
1,000,000	Philadelphia, PA Municipal Authority[1]	6.500	04/01/2034	1,083,180
5,000	Philadelphia, PA New Public Housing Authority[1]	5.000	04/01/2012	5,344
29 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$20,000	Philadelphia, PA Parking Authority, Series A1	5.250%	02/15/2029	$20,007
5,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A1	5.500	07/01/2035	3,926
1,000,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A1	5.625	07/01/2023	884,260
1,500,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A1	5.625	07/01/2028	1,257,525
160,000	Philadelphia, PA Redevel. Authority (Multifamily Hsg.)[1]	5.450	02/01/2023	166,930
2,580,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.000	10/01/2023	2,628,065
4,100,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.250	10/01/2032	4,151,127
10,000	Pittsburgh & Allegheny County, PA Public Auditorium Authority[1]	5.000	02/01/2024	10,000
50,000	Pittsburgh & Allegheny County, PA Public Auditorium Authority[1]	5.000	02/01/2029	48,017
40,000	Pittsburgh & Allegheny County, PA Public Auditorium Authority[1]	5.250	02/01/2031	38,875
2,970,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)[1]	6.130	01/20/2043	3,077,811
20,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	5.200	10/01/2020	20,027
30,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	5.250	10/01/2029	30,020
775,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	6.250	10/01/2028	782,766
40,000	Pittsburgh, PA Urban Redevel. Authority, Series B1	5.350	10/01/2022	40,371
60,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.600	04/01/2020	60,053
25,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.700	04/01/2030	25,014
35,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.900	10/01/2022	35,039
750,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.950	10/01/2029	750,600
30,000	Potter County, PA Hospital Authority (Charles Cole Memorial Hospital)[1]	5.250	08/01/2028	25,063
120,000	Potter County, PA Hospital Authority (Charles Cole Memorial Hospital)[1]	6.050	08/01/2024	120,026
1,000,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)[1]	5.500	07/01/2018	974,310
390,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)[1]	5.500	07/01/2018	379,981
4,170,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)[1]	5.625	07/01/2024	3,796,868
235,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)[1]	5.625	07/01/2024	215,171
30,000	Sayre, PA Health Care Facilities Authority (Guthrie Healthcare System)[1]	5.750	12/01/2021	30,860
10,000	Schuylkill County, PA IDA (DOCNHS/BSVHS/WMHS Obligated Group)[1]	5.000	11/01/2028	10,006
6,500,000	Scranton, PA Parking Authority[1]	5.250	06/01/2039	5,938,985
30 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$145,000	Scranton, PA School District[1]	5.000%	04/01/2022	$146,921
5,000	Sharon, PA Regional Health System Authority (SRPS/SRHS Obligated Group)[1]	5.000	12/01/2028	4,894
100,000	Somerset County, PA Hospital Authority (Somerset Community Hospital)[1]	5.450	03/01/2032	93,961
245,000	South Fork, PA Municipal Authority (Conemaugh Valley Memorial Hospital)[1]	5.000	07/01/2028	233,556
5,000	South Fork, PA Municipal Authority (Conemaugh Valley Memorial Hospital)[1]	5.375	07/01/2022	5,001
2,000,000	South Fork, PA Municipal Authority (Conemaugh Health System)[1]	5.500	07/01/2029	1,979,040
355,000	South Fork, PA Municipal Authority (Good Samaritan Medical Center of Johnstown)[1]	5.250	07/01/2026	347,307
15,000	South Fork, PA Municipal Authority (Good Samaritan Medical Center of Johnstown)[1]	5.375	07/01/2016	15,030
100,000	Susquehanna, PA Area Regional Airport Authority[1]	5.000	01/01/2028	91,502
45,000	Susquehanna, PA Area Regional Airport Authority[1]	5.000	01/01/2033	38,993
140,000	Susquehanna, PA Area Regional Airport Authority[1]	5.375	01/01/2018	129,447
4,300,000	Susquehanna, PA Area Regional Airport Authority[1]	6.500	01/01/2038	4,308,944
900,000	Susquehanna, PA Area Regional Airport Authority (Aero Harrisburg)[1]	5.500	01/01/2024	698,688
10,000	Union County, PA Hospital Authority (United Methodist Continuing Care Services)[1]	6.250	04/01/2012	10,006
75,000	Washington County, PA Hospital Authority (Washington Hospital)[1]	5.125	07/01/2028	70,194
7,900,000	Washington County, PA Redevel. Authority (Victory Centre)[1]	5.450	07/01/2035	6,970,881
550,000	Washington, PA Township Municipal Authority[1]	5.875	12/15/2023	547,388
2,475,000	Washington, PA Township Municipal Authority[1]	6.000	12/15/2033	2,459,408
1,085,000	Westmoreland County, PA IDA (Redstone Retirement Community)[1]	5.875	01/01/2032	946,163
5,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000	03/01/2027	4,900,400
10,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000	03/01/2037	9,358,200
10,000	York County, PA IDA (PSEG Power)[1]	5.500	09/01/2020	10,233

				1,047,731,568

U.S. Possessions—31.4%
35,000	Guam GO	5.375	11/15/2013	35,037
750,000	Guam GO1	6.750	11/15/2029	807,518
4,000,000	Guam GO1	7.000	11/15/2039	4,343,600
700,000	Guam Hsg. Corp. (Single Family Mtg.)	5.750	09/01/2031	775,677
1,300,000	Guam Power Authority, Series A1	5.500	10/01/2030	1,301,001
1,100,000	Guam Power Authority, Series A1	5.500	10/01/2040	1,091,420
31 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$4,100,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250%		06/01/2032	$3,751,377
1,500,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625		06/01/2047	1,257,495
38,902,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[7]	06/01/2057	560,578
980,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	900,571
1,000,000	Northern Mariana Islands Commonwealth, Series A1	5.000		10/01/2022	892,520
600,000	Northern Mariana Islands Commonwealth, Series A1	6.750		10/01/2033	593,826
2,550,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	2,181,245
1,695,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	1,237,553
1,245,000	Northern Mariana Islands Ports Authority, Series A1	6.600		03/15/2028	1,175,081
4,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[8]	07/01/2024	4,644,900
5,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	5,235,250
3,145,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	3,282,625
88,895,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	76,050,561
68,835,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	59,622,124
457,500,000	Puerto Rico Children’s Trust Fund (TASC)	6.432	[7]	05/15/2050	15,678,525
136,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.325	[7]	05/15/2055	2,461,600
1,817,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[7]	05/15/2057	27,491,210
1,725,000	Puerto Rico Commonwealth GO1	6.000		07/01/2038	1,824,464
3,545,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2022	3,829,380
1,365,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2023	1,456,264
1,435,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2024	1,516,178
1,510,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2025	1,583,114
1,750,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2026	1,826,248
5,540,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2027	5,741,324
9,220,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2028	9,533,019
3,160,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2029	3,237,199
3,330,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2030	3,398,265
3,505,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2031	3,574,084
500,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	502,660
25,000	Puerto Rico Highway & Transportation Authority, Series A1	5.000		07/01/2038	24,178
325,000	Puerto Rico Highway & Transportation Authority, Series H1	5.000		07/01/2028	325,117
700,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2039	701,526
2,105,000	Puerto Rico IMEPCF (American Airlines)	6.450		12/01/2025	1,775,946
6,500,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	6,266,975
2,350,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	2,256,494
1,400,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,324,974
1,250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	1,122,038
32 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$235,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375%		02/01/2019	$235,627
500,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	487,700
710,000	Puerto Rico ITEMECF (IEP/HESL/HECR Obligated Group)[1]	5.750		06/01/2019	353,502
26,535,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	21,856,349
1,170,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	990,031
1,000,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	1,094,400
1,000,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	1,120,060
1,015,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	1,014,239
2,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	2,223,000
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.280	[7]	08/01/2034	6,597,900
22,130,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750		08/01/2057	23,542,975
9,500,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2039	10,287,265
5,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2042	5,373,900
1,075,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	1,051,769
6,645,000	V.I. Government Refinery Facilities (Hovensa Coker)[1]	6.500		07/01/2021	6,756,437
25,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan)[1]	5.000		10/01/2031	24,757
4,000,000	V.I. Public Finance Authority (Hovensa Coker)[1]	6.500		07/01/2021	4,087,880
8,500,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	7,878,565
1,500,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875		07/01/2022	1,517,145
5,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	5,067,200
17,450,000	V.I. Tobacco Settlement Financing Corp.	6.250	[7]	05/15/2035	2,158,565
2,195,000	V.I. Tobacco Settlement Financing Corp.	6.500	[7]	05/15/2035	244,018
4,150,000	V.I. Tobacco Settlement Financing Corp.	6.875	[7]	05/15/2035	386,282
7,000,000	V.I. Tobacco Settlement Financing Corp.	7.625	[7]	05/15/2035	614,180
30,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2021	29,026
2,235,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	1,871,053
435,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	430,787

					374,485,353
Total Investments, at Value (Cost $1,496,353,225)—119.1%					1,422,216,921
Liabilities in Excess of Other Assets—(19.1)					(228,325,485)

Net Assets—100.0%					$1,193,891,436

Footnotes to Statement of Investments

*	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of accompanying Notes.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Issue is in default. See Note 1 of accompanying Notes.
33 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

4.	When-issued security or delayed delivery to be delivered and settled after July 30, 2010. See Note 1 of accompanying Notes.

5.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

6.	Non-income producing security.

7.	Zero coupon bond reflects effective yield on the date of purchase.

8.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 30, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$1,047,731,554	$14	$1,047,731,568
U.S. Possessions	—	374,485,353	—	374,485,353

Total Assets	$—	$1,422,216,907	$14	$1,422,216,921

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

			Change in
			unrealized	Net	Transfers in
	Value as of	Realized	appreciation	purchases	and/or out	Value as of
	July 31, 2009	gain (loss)	(depreciation)	(sales)	of Level 3	July 30, 2010

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$(472,656)	$806,169	$(472,093)	$138,594	$14

Total Assets	$—	$(472,656)	$806,169	$(472,093)	$138,594	$14

See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
34 |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below:

ACTS	Adult Communities Total Services
AG	Allegheny General Hospital
ARC	Assoc. of Retarded Citizens
AUS	Allegheny United Hospital
BSVHS	Baptist/St. Vincent’s Health System
CCMC	Crozer-Chester Medical Center
CKHS	Crozer-Keystone Health System
COP	Certificates of Participation
CPAP	Crime Prevention Assoc. of Philadelphia
DCMH	Delaware County Memorial Hospital
DOCNHS	Daughters of Charity National Health Systems
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDFA	Economic Devel. Finance Authority
GIH	Germantown Interfaith Housing
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDA	Hospital Devel. Authority
HEBA	Higher Education Building Authority
HECR	Hospital Episcopal Cristo Redentor
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
HESL	Hospital Episcopal San Lucas
HFA	Housing Finance Agency
HUHS	Hahnemann University Hospital System
IDA	Industrial Devel. Agency
IEP	Iglesia Episcopal Puertorriquena
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MAS	Mercy Adult Services
MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
MCP	Medical College Of Pennsylvania
MHH	Mercy Haverford Hospital
MHP	Mercy Health Plan
MHSSPA	Mercy Health System of Southeastern Pennsylvania
PA/NJ	Pennsylvania/New Jersey
PPAM	Philadelphia Presbytery Apartments of Morrisville
PSEG	Public Service Enterprise Group
RITES	Residual Interest Tax Exempt Security
ROLs	Residual Option Longs
RR	Residential Resources
RRDC	Residential Resources Devel. Corp.
RRSW	Residential Resources Southwest
SRHS	Sharon Regional Health System
SRPS	Sharon Regional Physicians Services
TASC	Tobacco Settlement Asset-Backed Bonds
UPMC	University of Pittsburgh Medical Center
V.I.	United States Virgin Islands
WMHS	Western Maryland Health Systems
WPAHS	West Penn Allegheny Health System
WPAON	West Penn Allegheny Oncology Network
WPH	Western Pennsylvania Hospital
See accompanying Notes to Financial Statements.
35 |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 30, 20101

Assets
Investments, at value (cost $1,496,353,225)—see accompanying statement of investments	$1,422,216,921
Cash	626,293
Receivables and other assets:
Interest	16,115,148
Investments sold (including $4,426,600 sold on a when-issued or delayed delivery basis)	4,446,527
Shares of beneficial interest sold	1,594,443
Other	213,805

Total assets	1,445,213,137

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	209,052,000
Payable on borrowings (See Note 5)	30,300,000
Investments purchased (including $2,184,900 purchased on a when-issued or delayed delivery basis)	7,687,578
Shares of beneficial interest redeemed	2,919,235
Dividends	824,883
Trustees’ compensation	151,799
Distribution and service plan fees	131,682
Transfer and shareholder servicing agent fees	55,571
Shareholder communications	48,304
Interest expense on borrowings	12,729
Other	137,920

Total liabilities	251,321,701

Net Assets	$1,193,891,436

Composition of Net Assets
Paid-in capital	$1,355,450,399
Accumulated net investment income	13,264,549
Accumulated net realized loss on investments	(100,687,208)
Net unrealized depreciation on investments	(74,136,304)

Net Assets	$1,193,891,436

36 |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $817,706,298 and 74,620,405 shares of beneficial interest outstanding)	$10.96
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.51
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $68,601,759 and 6,263,123 shares of beneficial interest outstanding)	$10.95
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $307,583,379 and 28,117,215 shares of beneficial interest outstanding)	$10.94

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
37 |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 30, 20101

Investment Income
Interest	$89,633,587
Other income	734

Total investment income	89,634,321

Expenses
Management fees	5,355,534
Distribution and service plan fees:
Class A	1,148,316
Class B	645,804
Class C	2,580,369
Transfer and shareholder servicing agent fees:
Class A	344,473
Class B	83,794
Class C	172,774
Shareholder communications:
Class A	59,984
Class B	11,135
Class C	25,779
Borrowing fees	2,935,618
Interest expense and fees on short-term floating rate notes issued (See Note 1)	2,475,489
Interest expense on borrowings	113,651
Trustees’ compensation	26,053
Custodian fees and expenses	15,624
Other	159,948

Total expenses	16,154,345
Less waivers and reimbursements of expenses	(53,054)

Net expenses	16,101,291

Net Investment Income	73,533,030

Realized and Unrealized Gain
Net realized gain on investments	27,126,424
Net change in unrealized appreciation/depreciation on investments	146,266,046

Net Increase in Net Assets Resulting from Operations	$246,925,500

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
38 |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2010[1]	2009

Operations
Net investment income	$73,533,030	$68,710,661
Net realized gain (loss)	27,126,424	(101,498,274)
Net change in unrealized appreciation/depreciation	146,266,046	(108,702,389)

Net increase (decrease) in net assets resulting from operations	246,925,500	(141,490,002)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(47,756,629)	(44,125,525)
Class B	(3,808,882)	(4,766,155)
Class C	(15,429,009)	(13,920,491)

	(66,994,520)	(62,812,171)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	19,457,913	(5,248,673)
Class B	(13,020,113)	(29,668,556)
Class C	19,242,232	(256,208)

	25,680,032	(35,173,437)

Net Assets
Total increase (decrease)	205,611,012	(239,475,610)
Beginning of period	988,280,424	1,227,756,034

End of period (including accumulated net investment income of $13,264,549 and $7,840,576, respectively)	$1,193,891,436	$988,280,424

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
39 |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 30, 20101

Cash Flows from Operating Activities
Net increase in net assets from operations	$246,925,500
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(238,630,623)
Proceeds from disposition of investment securities	202,077,501
Short-term investment securities, net	46,379,420
Premium amortization	896,742
Discount accretion	(12,457,350)
Net realized gain on investments	(27,126,424)
Net change in unrealized appreciation/depreciation on investments	(146,266,046)
Change in assets:
Decrease in receivable for securities sold	2,433,068
Decrease in other assets	1,124,969
Increase in interest receivable	(194,550)
Change in liabilities:
Increase in payable for securities purchased	7,687,578
Decrease in other liabilities	(85,874)

Net cash provided by operating activities	82,763,911

Cash Flows from Financing Activities
Proceeds from bank borrowings	280,100,000
Payments on bank borrowings	(328,300,000)
Proceeds from short-term floating rate notes issued	5,187,000
Proceeds from shares sold	176,613,703
Payments on shares redeemed	(192,272,311)
Cash distributions paid	(24,107,231)

Net cash used in financing activities	(82,778,839)
Net decrease in cash	(14,928)
Cash, beginning balance	641,221

Cash, ending balance	$626,293

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $42,645,752.
Cash paid for interest on bank borrowings–$136,199.
Cash paid for interest on short-term floating rate notes issued–$2,475,489.

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
40 |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$9.28	$11.12	$12.77	$12.75	$12.85

Income (loss) from investment operations:
Net investment income[2]	.71	.69	.64	.59	.62
Net realized and unrealized gain (loss)	1.62	(1.90)	(1.69)	.02	(.10)

Total from investment operations	2.33	(1.21)	(1.05)	.61	.52

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.65)	(.63)	(.60)	(.59)	(.62)

Net asset value, end of period	$10.96	$9.28	$11.12	$12.77	$12.75

Total Return, at Net Asset Value[3]	25.50%	(10.41)%	(8.42)%	4.81%	4.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$817,706	$675,031	$816,645	$868,070	$600,716

Average net assets (in thousands)	$778,632	$640,109	$847,089	$747,558	$484,153

Ratios to average net assets:[4]
Net investment income	6.71%	7.53%	5.33%	4.57%	4.88%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.69%	0.73%	0.67%	0.67%	0.72%
Interest and fees from borrowings	0.27%	0.87%	0.14%	0.07%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.22%	0.49%	0.60%	0.61%	0.59%

Total expenses	1.18%	2.09%	1.41%	1.35%	1.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%	2.09%	1.41%	1.35%	1.41%

Portfolio turnover rate	17%	30%	51%	4%	19%

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
41 |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended July 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$9.28	$11.12	$12.76	$12.75	$12.85

Income (loss) from investment operations:
Net investment income[2]	.62	.60	.54	.49	.53
Net realized and unrealized gain (loss)	1.61	(1.89)	(1.68)	.01	(.10)

Total from investment operations	2.23	(1.29)	(1.14)	.50	.43

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.55)	(.50)	(.49)	(.53)

Net asset value, end of period	$10.95	$9.28	$11.12	$12.76	$12.75

Total Return, at Net Asset Value[3]	24.36%	(11.16)%	(9.07)%	3.93%	3.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68,602	$69,650	$119,418	$179,266	$196,704

Average net assets (in thousands)	$71,759	$78,974	$148,180	$193,167	$193,225

Ratios to average net assets:[4]
Net investment income	5.87%	6.66%	4.51%	3.81%	4.14%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.53%	1.53%	1.46%	1.45%	1.49%
Interest and fees from borrowings	0.27%	0.87%	0.14%	0.07%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.22%	0.49%	0.60%	0.61%	0.59%

Total expenses	2.02%	2.89%	2.20%	2.13%	2.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.01%	2.89%	2.20%	2.13%	2.18%

Portfolio turnover rate	17%	30%	51%	4%	19%

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
42 |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Class C Year Ended July 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$9.27	$11.11	$12.75	$12.73	$12.83

Income (loss) from investment operations:
Net investment income[2]	.63	.61	.55	.49	.52
Net realized and unrealized gain (loss)	1.61	(1.89)	(1.68)	.02	(.09)

Total from investment operations	2.24	(1.28)	(1.13)	.51	.43

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.57)	(.56)	(.51)	(.49)	(.53)

Net asset value, end of period	$10.94	$9.27	$11.11	$12.75	$12.73

Total Return, at Net Asset Value[3]	24.47%	(11.11)%	(9.05)%	4.02%	3.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$307,583	$243,599	$291,693	$322,869	$220,256

Average net assets (in thousands)	$287,513	$227,214	$309,446	$274,274	$174,354

Ratios to average net assets:[4]
Net investment income	5.93%	6.74%	4.56%	3.80%	4.10%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.45%	1.50%	1.44%	1.43%	1.48%
Interest and fees from borrowings	0.27%	0.87%	0.14%	0.07%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.22%	0.49%	0.60%	0.61%	0.59%

Total expenses	1.94%	2.86%	2.18%	2.11%	2.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.93%	2.86%	2.18%	2.11%	2.17%

Portfolio turnover rate	17%	30%	51%	4%	19%

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
43 |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Pennsylvania Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since July 30, 2010 represents the last day during the Fund’s 2010 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior
44 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
45 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of July 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$2,184,900
Sold securities	4,426,600
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $209,052,000 as of July 30, 2010, which represents 14.47% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the
46 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 30, 2010, municipal bond holdings with a value of $324,933,059 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $209,052,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
At July 30, 2010, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$3,250,000	Berks County, PA Municipal Authority ROLs	16.409%	11/1/31	$4,072,250
7,980,000	Chester County, PA IDA (Water Facilities Authority)[3]	7.822	2/1/41	7,448,532
3,690,000	Delaware County, PA IDA ROLs[3]	10.713	11/1/37	3,535,131
6,240,000	Delaware County, PA IDA ROLs[3]	10.718	11/1/38	5,891,246
7,500,000	Luzerne County, PA IDA (Water Facility) ROLs[3]	11.386	9/1/34	7,207,050
7,000,000	Montgomery County, PA IDA RITES	12.411	8/1/38	7,781,410
9,000,000	PA Austin Trust Various States Inverse Certificates	8.301	10/1/31	9,009,720
6,013,000	PA Austin Trust Various States Inverse Certificates	8.561	10/1/34	6,363,317
7,680,000	PA Austin Trust Various States Inverse Certificates	8.304	10/1/33	7,998,106
7,500,000	PA Geisinger Authority Health System DRIVERS	15.342	6/1/39	8,679,900
5,700,000	PA HFA (Single Family Mtg.) DRIVERS	8.194	10/1/22	5,805,792
5,015,000	PA HFA (Single Family Mtg.) DRIVERS	7.848	10/1/22	5,122,923
47 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$2,180,000	PA HFA (Single Family Mtg.) ROLs	16.517%	10/1/21	$2,186,366
4,320,000	PA HFA (Single Family Mtg.) ROLs[3]	8.488	10/1/32	4,456,382
5,020,000	PA HFA (Single Family Mtg.) ROLs[3]	14.697	10/1/33	5,394,241
3,575,000	PA HFA (Single Family Mtg.) ROLs[3]	13.510	10/1/37	3,682,179
6,415,000	PA HFA (Single Family Mtg.) ROLs[3]	10.472	10/1/37	5,601,770
6,155,000	PA Southcentral General Authority (Hanover Hospital) ROLs	17.544	6/1/29	8,696,769
5,535,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	12.831	8/1/57	6,947,975

				$115,881,059

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 35 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 30, 2010, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $104,400,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of July 30, 2010 is as follows:

Cost	$24,500,390
Market Value	$12,723,379
Market Value as a % of Net Assets	1.07%
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
48 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation Based on
Cost of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal
Income	Gain	Carryforward[1,2,3]	Income Tax Purposes

$13,443,964	$—	$96,855,319	$77,968,196

1.	As of July 30, 2010, the Fund had $96,855,319 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 30, 2010, details of the capital loss carryforwards were as follows:

Expiring

2013	$1,195,731
2016	3,710,588
2017	48,870,545
2018	43,078,455

Total	$96,855,319

2.	During the fiscal year ended July 30, 2010, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended July 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
49 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Accordingly, the following amounts have been reclassified for July 30, 2010. Net assets of the Fund were unaffected by the reclassifications.

Reduction	Reduction to
to Accumulated	Accumulated Net
Net Investment	Realized Loss
Income	on Investments

$1,114,537	$1,114,537
The tax character of distributions paid during the years ended July 30, 2010 and July 31, 2009 was as follows:

	Year Ended	Year Ended
	July 30, 2010	July 31, 2009

Distributions paid from:
Exempt-interest dividends	$66,573,723	$62,777,844
Ordinary income	420,797	34,327

Total	$66,994,520	$62,812,171

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,289,494,531 [1]

Gross unrealized appreciation	$50,455,854
Gross unrealized depreciation	(128,424,050)

Net unrealized depreciation	$(77,968,196)

1.	The Federal tax cost of securities does not include cost of $210,690,586, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 30, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$4,385
Payments Made to Retired Trustees	10,667
Accumulated Liability as of July 30, 2010	87,249
50 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
51 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 30, 2010		Year Ended July 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	11,150,914	$117,689,193	15,579,306	$139,183,042
Dividends and/or distributions reinvested	2,856,341	30,266,878	3,275,494	28,958,010
Redeemed	(12,105,105)	(128,498,158)	(19,560,021)	(173,389,725)

Net increase (decrease)	1,902,150	$19,457,913	(705,221)	$(5,248,673)

Class B
Sold	830,590	$8,753,494	814,483	$7,347,046
Dividends and/or distributions reinvested	233,859	2,473,302	336,886	2,975,814
Redeemed	(2,307,731)	(24,246,909)	(4,385,820)	(39,991,416)

Net decrease	(1,243,282)	$(13,020,113)	(3,234,451)	$(29,668,556)

Class C
Sold	4,750,674	$50,128,077	5,064,611	$44,530,477
Dividends and/or distributions reinvested	936,087	9,905,572	1,008,767	8,888,624
Redeemed	(3,854,969)	(40,791,417)	(6,052,932)	(53,675,309)

Net increase (decrease)	1,831,792	$19,242,232	20,446	$(256,208)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$238,630,623	$202,077,501
52 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 30, 2010, the Fund paid $596,716 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior
53 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
4. Fees and Other Transactions with Affiliates Continued
to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2010 were as follows:

Class B	$3,303,673
Class C	4,783,669
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

July 30, 2010	$353,378	$8,983	$94,336	$10,780
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended July 30, 2010, the Manager reimbursed the Fund $53,054 for legal costs and fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow
54 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.4320% as of July 30, 2010). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 30, 2010 equal 0.27% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 30, 2010, the Fund had borrowings outstanding at an interest rate of 0.4320%. Details of the borrowings for the year ended July 30, 2010 are as follows:

Average Daily Loan Balance	$36,465,753
Average Daily Interest Rate	0.293%
Fees Paid	$1,887,439
Interest Paid	$136,199
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor – including the Fund. The lawsuits naming the Fund as a defendant also name as defendants certain officers, trustees and former trustees of the Fund. The plaintiffs seek class action status on behalf of purchasers of shares of the Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund’s investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Litigation involving certain other Oppenheimer funds is similar in nature.
55 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
6. Pending Litigation Continued
In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Fund’s Board of Trustees has also engaged counsel to represent the Fund and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not have any material effect on the operations of the Fund, that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
56 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Multi-State Municipal Trust:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Pennsylvania Municipal Fund (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 30, 2010, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Pennsylvania Municipal Fund as of July 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
September 17, 2010
57 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 30, 2010 are eligible for the corporate dividend-received deduction. 99.37% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
58 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
59 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 67	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 70	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
60 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2005) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2000); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 58	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
61 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Trustee (since 2008) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospitals) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 69	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 62	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Glavin, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2005) Age: 46	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager of the Manager (since January 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
62 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2002) Age: 38	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 37	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (June 2003-December 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President and Senior Portfolio Manager (since 2009) Age: 34	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Manager (October 2006-June 2009). Research analyst of the Manager (June 2003-September 2006) and a credit analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) and Associate Portfolio Manager (since 2008) Age: 34	Assistant Vice President of the Manager (since July 2009). Research analyst of the Manager (April 2006-December 2007) and a credit analyst of the Manager (June 2003-March 2006). Associate Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Age: 52	Director of the Rochester Credit Analysis team (since March 2004) and a Vice President of the Manager (since November 1997); headed Rochester’s Credit Analysis team (since May 1993).

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 51	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and
63 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 65 portfolios as a Trustee/Director and 96 portfolios as an Officer in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
64 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND
A Series of Oppenheimer Multi-State Municipal Trust

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2010 OppenheimerFunds, Inc. All rights reserved.
65 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
66 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
67 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

OppenheimerManagement Rochester NationalCommentaries and MunicipalsAnnual Report MANAGEMENT COMMENTARIES An Interview with Your Fund’s Portfolio Managers ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements OppenheimerFunds was the #1 tax-exempt bond fund family in the Barron’s/Lipper Best Fund Families survey, which analyzed the 2009 performance of 61 mutual fund families. Source: “Best Mutual-Fund Families,” Barron’s, February 1, 2010. See page 2 for specific information on the methodology used to determine the one-year rankings in the Barron’s/Lipper Best Fund Families survey. Past performance does not guarantee future results.

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Tobacco—Master Settlement Agreement	19.4%
Airlines	15.8
Special Assessment	12.5
Hospital/Health Care	10.4
Tax Increment Financing (TIF)	4.5
Multi-Family Housing	3.3
Adult Living Facilities	2.6
Gas Utilities	2.4
Special Tax	2.1
Energy Equipment & Services	2.0
Portfolio holdings are subject to change. Percentages are as of July 30, 2010, and are based on total assets.
Credit Allocation

	NRSRO-	Manager-
	Rated	Rated	Total

AAA	12.2%	0.0	12.2%
AA	20.0	0.3	20.3
A	2.8	0.0	2.8
BBB	13.1	4.4	17.5
BB or lower	20.0	27.2	47.2

Total	68.1	31.9	100.0%
The Fund’s investment adviser, OppenheimerFunds, Inc. (the “Manager”), determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For securities rated by an NRSRO other than S&P, the Manager converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the Manager may use its own credit analysis to assign ratings in denominations similar to those of S&P.
The percentages above are based on the market value of the Fund’s securities as of 7/30/10 and are subject to change; market value does not include cash. AAA, AA, A and BBB are investment-grade ratings. More information about securities ratings is contained in the Fund’s Statement of Additional Information.
10 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 30, 2010,1 followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. During the 12-month period ended July 30, 2010,1 prices in the municipal bond market generally rose, contributing to higher net asset values and highly favorable total returns for Oppenheimer Rochester National Municipals. In all, the Class A shares produced a total return of 31.39% at net asset value for the reporting period (25.15% with sales charge).1 As of July 30, 2010, the distribution yield of this Fund’s Class A shares was 7.71% at NAV.1
     During the reporting period, Oppenheimer Rochester National Municipals distributed 55.2 cents per Class A share, including a small amount of taxable income. The Fund’s monthly dividend for Class A shares held steady at 4.6 cents per share throughout the reporting period.
     Oppenheimer Rochester National Municipals held about 1,360 securities as of July 30, 2010. In general this reporting period, default rates on municipal bonds continued to be extremely low relative to the default rates on corporate fixed-income instruments.
     As the charts on pages 15 to 17 show, the Fund’s performance improved this reporting period, which was characterized by credit spread tightening and stronger investor demand. Credit spread tightening is typically more favorable to the sectors and types of securities this Fund favors than it is to the Fund’s benchmark. As spreads tighten, BBB-rated, lower-rated and unrated securities typically outperform other securities. The reverse is also true: widening spreads typically have the greatest negative effect on BBB-rated, lower-rated and unrated securities. We encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income and believe that this Fund’s investments offer structural advantages over the long term.
     The Fund continued to be invested this reporting period in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. At the end of this reporting period,

1.	The Fund’s return and yield have been calculated through July 30, 2010, the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The Index’s return is calculated through July 31, 2010.
11 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
MSA-backed tobacco bonds accounted for 19.4% of the Fund’s total assets and comprised the Fund’s largest industry sector.2
     During the reporting period, tobacco bonds made a significant contribution to the Fund’s positive total return. This is notable because it occurred in the face of a 9.3% consumption decline in 2009, the largest one-year decline since the adoption of the MSA in 1998. The 61-cent increase in federal excise taxes passed by Congress in early 2009 was seen by many industry analysts as the leading reason for the decline. As a result, the sector saw many downgrades by the major rating agencies and a flurry of negative articles in the press. Despite these developments, we continue to like the bonds’ structural advantages and their high levels of tax-free income.
     As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Although price and ratings volatility remain likely over the near term, we continue to believe that carefully researched MSA-backed bonds are fundamentally sound, and we are confident that these bonds will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.
     The Fund’s airline holdings represented 15.8% of total assets as of July 30, 2010. Many of the Fund’s holdings are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance and, as a result, these bonds offer investors valuable collateral. In June 2010, Moody’s Investors Service raised its outlook for the global passenger airline industry over the following 12 to 18 months to stable from negative. Analysts for the agency anticipated passenger growth until the end of 2011. The improved outlook and overall good health of the global airline industry helped airline bonds make a strong contribution to the Fund’s total return this reporting period.
     Oppenheimer Rochester National Municipals remained invested in land development (or “dirt”) bonds, which are Special Assessment and Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment and Special Tax sectors represented 12.5% and 2.1% of the Fund’s total assets, respectively. The Fund’s land development holdings typically offer attractive yields, which in turn can help the Fund generate high levels of tax-free income.

2.	Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. While consumption has largely been in line with the assumptions used to structure MSA-backed bonds, future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
12 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

     During the reporting period, the Florida dirt bond sector took a turn for the worse as a result of the national recession and the depressed Florida real estate market. Many of the Florida dirt bonds held by the Fund were unable to make their scheduled interest payments, which also resulted in depressed bond prices.
     Nevertheless, in our opinion, these bonds have several appealing characteristics for long-term shareholders willing to ride out the real estate cycle: their credit ratings typically improve over time, the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. These characteristics give us confidence that most dirt bonds represent good values for our long-time shareholders.
     Tax increment financing (TIF) bonds constituted 4.5% of the Fund’s total assets at the end of the reporting period. Traditionally, this type of financing has been used for urban renewal projects. With the decline in the real estate market, we have been able to purchase or add to positions at tax-free yields that we believe to be highly attractive. During the reporting period the bonds in this sector made a positive contribution to the Fund’s total return.
     As of July 30, 2010, the Fund was invested in the hospital/health care sector, representing 10.4% of the Fund’s total assets. The overall fundamentals in this sector remained stable this reporting period, contributing to positive results.
     At the end of the reporting period, the Adult Living Facilities sector represented 2.6% of the Fund’s total assets. The lingering national recession and weakening overall fundamentals caused bonds in this sector to underperform other sectors in the municipal market.
     The Fund’s holdings in the Gas Utilities sector constituted 2.4% of the Fund’s total assets at the end of the reporting period. These gas bonds, which are guaranteed by diversified financial services companies, exist as a result of a municipality prepaying for future natural gas services. The bonds in this sector made a strong contribution to the Fund’s total return during the reporting period.
     During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. These “inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, inverse floaters provided attractive levels of tax-free income and contributed quite favorably to the Fund’s total return. This outcome illustrates why we continue to believe that “inverse floaters” belong in our fund portfolios.
13 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 30, 2010. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
14 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.

1.	The Fund’s returns have been calculated through July 30, 2010, the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The indices’ returns are calculated through July 31, 2010.
15 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
16 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.

1.	The Fund’s returns have been calculated through July 30, 2010, the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The indices’ returns are calculated through July 31, 2010.
17 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
This annual report must be preceded or accompanied by the current prospectus of the Oppenheimer Rochester National Municipals. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses and, if available, summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
19 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	February 1, 2010	July 30, 2010	July 30, 2010

Actual
Class A	$1,000.00	$1,044.90	$5.66
Class B	1,000.00	1,038.90	9.90
Class C	1,000.00	1,039.60	9.55

Hypothetical (5% return before expences)
Class A	1,000.00	1,019.13	5.59
Class B	1,000.00	1,014.99	9.78
Class C	1,000.00	1,015.34	9.44
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 30, 2010 are as follows:

Class	Expense Ratios

Class A	1.12%
Class B	1.96
Class C	1.89
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS July 30, 2010*

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—122.6%
Alabama—0.9%
$13,115,000	AL HFA (Single Family)[1]	5.450%		10/01/2032	$13,391,747
15,000	AL HFA (South Bay Apartments)[2]	5.950		02/01/2033	15,372
15,370,000	AL IDA Solid Waste Disposal (Pine City Fiber Company)[2]	6.450		12/01/2023	14,104,588
7,665,000	AL IDA Solid Waste Disposal (Pine City Fiber Company)[2]	6.450		12/01/2023	7,033,941
9,175,000	AL Space Science Exhibit Finance Authority[2]	6.000		10/01/2025	7,689,659
10,000	Alexander City, AL GO2	5.625		05/01/2021	10,022
1,810,000	Andalusia-Opp, AL Airport Authority[2]	5.000		08/01/2026	1,478,390
7,050,000	Governmental Utility Services Corp. of Moody, AL2	7.500		03/01/2038	5,700,771
2,200,000	Rainbow City, AL Special Health Care Facilities Financing Authority (Regency Pointe)[3,4]	8.250		01/01/2031	1,604,944
10,000	Selma, AL Industrial Devel. Board (International Paper Company)[2]	6.000		05/01/2025	10,128
7,220,000	Tuscaloosa, AL Educational Building Authority (Stillman College)[2]	5.000		06/01/2026	6,549,695

					57,589,257

Alaska—0.2%
20,000	AK HFC, Series A-1[2]	6.100		06/01/2030	20,021
2,250,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)	6.150		08/01/2031	677,565
40,000	AK Industrial Devel. & Export Authority (Snettisham)[2]	6.000		01/01/2014	40,290
1,650,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)	5.875		12/01/2027	1,052,519
500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)	6.000		12/01/2036	293,475
5,000,000	AK Northern Tobacco Securitization Corp. (TASC)[2]	5.000		06/01/2032	3,779,900
10,000,000	AK Northern Tobacco Securitization Corp. (TASC)[2]	5.000		06/01/2046	6,466,300
31,850,000	AK Northern Tobacco Securitization Corp. (TASC)	6.125	[5]	06/01/2046	1,221,448
20,860,000	AK Northern Tobacco Securitization Corp. (TASC)	6.375	[5]	06/01/2046	721,965

					14,273,483

Arizona—3.4%
162,650,000	AZ Health Facilities Authority (Banner Health System)[1]	1.167	[6]	01/01/2037	105,269,610
2,900,000	Buckeye, AZ Watson Road Community Facilities District[2]	5.750		07/01/2022	2,560,758
4,800,000	Buckeye, AZ Watson Road Community Facilities District[2]	6.000		07/01/2030	3,966,720
21 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Arizona Continued
$9,276,832	East San Luis, AZ Community Facilities District Special Assessment (Area One)[2]	6.375%	01/01/2028	$7,698,194
4,512,000	East San Luis, AZ Community Facilities District Special Assessment (Area Two)	8.500	01/01/2028	4,380,250
305,000	Estrella Mountain Ranch, AZ Community Facilities District[2]	5.450	07/15/2021	287,917
810,000	Estrella Mountain Ranch, AZ Community Facilities District[2]	5.625	07/15/2025	742,819
900,000	Estrella Mountain Ranch, AZ Community Facilities District[2]	5.800	07/15/2030	823,518
1,015,000	Estrella Mountain Ranch, AZ Community Facilities District[2]	5.900	07/15/2022	982,865
335,000	Estrella Mountain Ranch, AZ Community Facilities District[2]	6.125	07/15/2027	318,240
500,000	Estrella Mountain Ranch, AZ Community Facilities District[2]	6.200	07/15/2032	473,090
1,238,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[2]	6.000	07/01/2017	1,161,256
1,260,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[2]	6.375	07/01/2022	1,119,485
3,122,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[2]	6.750	07/01/2032	2,604,060
500,000	Gladden Farms, AZ Community Facilities District[2]	5.500	07/15/2031	400,500
1,000,000	Goodyear, AZ IDA Water & Sewer (Litchfield Park Service Company)[2]	6.750	10/01/2031	972,690
3,800,000	Maricopa County, AZ IDA (Christian Care Apartments)[2]	6.500	01/01/2036	3,631,812
1,885,000	Maricopa County, AZ IDA (Immanuel Campus Care)[2]	8.500	04/20/2041	1,760,684
355,000	Maricopa County, AZ IDA (Sun King Apartments)[2]	6.750	11/01/2018	317,264
2,345,000	Maricopa County, AZ IDA (Sun King Apartments)[2]	6.750	05/01/2031	1,804,290
3,685,000	Maricopa County, AZ IDA (Sun King Apartments)	9.500	11/01/2031	2,911,187
456,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[2]	5.250	07/01/2024	375,466
368,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[2]	5.250	07/01/2024	303,008
926,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[2]	5.300	07/01/2030	707,566
1,125,000	Palm Valley, AZ Community Facility District No. 3[2]	5.300	07/15/2031	892,429
420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[2]	5.300	07/15/2025	357,899
350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[2]	5.350	07/15/2031	279,517
3,275,000	Phoenix, AZ IDA (America West Airlines)	6.250	06/01/2019	2,741,437
7,500,000	Phoenix, AZ IDA (America West Airlines)	6.300	04/01/2023	6,008,100
22 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Arizona Continued
$1,650,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)[2]	6.250%	07/01/2036	$1,399,184
1,935,000	Phoenix, AZ IDA (Gourmet Boutique West)[2]	5.875	11/01/2037	1,337,782
5,000,000	Pima County, AZ IDA (American Charter Schools Foundation)[2]	5.625	07/01/2038	4,540,600
1,820,000	Pima County, AZ IDA (Christian Senior Living)[2]	5.050	01/01/2037	1,629,755
400,000	Pima County, AZ IDA (Desert Technology Schools)[3,4]	6.375	02/01/2014	153,056
1,000,000	Pima County, AZ IDA (Desert Technology Schools)[3,4]	7.000	02/01/2024	310,340
1,250,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)[2]	6.250	06/01/2026	1,085,600
3,700,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)[2]	6.375	06/01/2036	3,052,130
12,400,000	Pima County, AZ IDA (Metro Police Facility)[1]	5.375	07/01/2039	12,807,340
1,500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750	04/01/2036	1,378,020
250,000	Pima County, AZ IDA (Paradise Education Center)[2]	5.875	06/01/2022	222,968
550,000	Pima County, AZ IDA (Paradise Education Center)[2]	6.000	06/01/2036	451,000
1,600,000	Pima County, AZ IDA (Sonoran Science Academy)[2]	5.670	12/01/2027	1,375,136
1,960,000	Pima County, AZ IDA (Sonoran Science Academy)[2]	5.750	12/01/2037	1,600,262
3,410,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[2]	5.450	12/01/2017	3,322,363
2,215,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[2]	5.600	12/01/2022	2,076,873
11,100,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[2]	5.750	12/01/2032	10,137,186
10,000,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[2]	6.550	12/01/2037	9,991,300
1,410,000	Pinal County, AZ IDA (San Manuel Facility)[2]	6.250	06/01/2026	1,245,086
1,292,000	Prescott Valley, AZ Southside Community Facilities District No. 1[2]	7.250	07/01/2032	1,200,604
1,500,000	Quail Creek, AZ Community Facilities District[2]	5.550	07/15/2030	1,230,390
1,435,000	Salte Verde, AZ Financial Corp.[2]	5.000	12/01/2032	1,309,725
265,000	Show Low Bluff, AZ Community Facilities District[2]	5.600	07/01/2031	203,528
225,000	Show Low Bluff, AZ Community Facilities District Special Assessment[2]	5.200	07/01/2017	207,104
730,000	Tucson, AZ IDA (Joint Single Family Mtg.)[2]	5.000	01/01/2039	714,575
4,000,000	Verrado, AZ Community Facilities District No. 1[2]	5.350	07/15/2031	3,194,480

				222,029,018

Arkansas—0.1%
7,600,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[2]	6.250	02/01/2038	6,333,004
25,000	Pine Bluff, AR (International Paper Company)[2]	5.550	08/15/2022	25,007

				6,358,011
23 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California—17.8%
$7,200,000	Adelanto, CA Public Utility Authority[2]	6.750%		07/01/2039	$7,442,784
750,000	Alhambra, CA (Atherton Baptist Homes)[2]	7.625		01/01/2040	794,708
690,000	Azusa, CA Special Tax Community Facilities District No. 05-1[2]	5.000		09/01/2027	532,501
100,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[2]	5.750		05/01/2034	88,449
5,500,000	Brea, CA Community Facilities District (Brea Plaza Area)[2]	7.375		09/01/2039	5,643,880
25,000	Buena Park, CA Special Tax (Park Mall)[2]	6.125		09/01/2033	22,750
8,800,000	CA Access to Loans for Learning Student Loan Corp.[3,4]	7.375		01/01/2042	4,446,904
127,310,000	CA County Tobacco Securitization Agency	6.489	[5]	06/01/2046	4,481,312
107,400,000	CA County Tobacco Securitization Agency	6.619	[5]	06/01/2050	2,193,108
33,920,000	CA County Tobacco Securitization Agency	6.650	[5]	06/01/2046	1,153,958
215,100,000	CA County Tobacco Securitization Agency	7.000	[5]	06/01/2055	2,695,203
117,250,000	CA County Tobacco Securitization Agency	7.129	[5]	06/01/2055	1,469,143
143,610,000	CA County Tobacco Securitization Agency	7.300	[5]	06/01/2046	5,055,072
246,760,000	CA County Tobacco Securitization Agency	7.477	[5]	06/01/2055	2,255,386
11,395,000	CA County Tobacco Securitization Agency	8.150	[5]	06/01/2033	1,324,441
102,000,000	CA County Tobacco Securitization Agency	8.550	[5]	06/01/2055	932,280
36,000,000	CA County Tobacco Securitization Agency (TASC)[2]	0.000	[7]	06/01/2041	25,453,440
56,530,000	CA County Tobacco Securitization Agency (TASC)[2]	0.000	[7]	06/01/2046	39,805,034
255,000	CA County Tobacco Securitization Agency (TASC)[2]	5.250		06/01/2045	167,790
19,000,000	CA County Tobacco Securitization Agency (TASC)[2]	5.250		06/01/2046	12,469,890
2,280,000	CA County Tobacco Securitization Agency (TASC)[2]	5.500		06/01/2033	1,922,314
2,610,000	CA County Tobacco Securitization Agency (TASC)[2]	5.875		06/01/2035	2,102,825
7,285,000	CA County Tobacco Securitization Agency (TASC)[2]	5.875		06/01/2043	5,652,796
2,930,000	CA County Tobacco Securitization Agency (TASC)[2]	6.000		06/01/2042	2,321,117
5,000,000	CA County Tobacco Securitization Agency (TASC)[2]	6.125		06/01/2038	4,067,600
57,000,000	CA County Tobacco Securitization Agency (TASC)	6.400	[5]	06/01/2046	1,939,140
525,920,000	CA County Tobacco Securitization Agency (TASC)	6.664	[5]	06/01/2050	12,269,714
9,475,000	CA Dept. of Veterans Affairs Home Purchase[2]	4.900		12/01/2022	9,530,808
14,855,000	CA Dept. of Veterans Affairs Home Purchase[1]	5.200		12/01/2028	14,863,767
30,000,000	CA Educational Funding Services[2]	6.250		12/01/2042	17,981,100
7,000,000	CA GO2	5.250		03/01/2030	7,136,990
15,475,000	CA GO2	5.600		03/01/2036	16,114,737
14,500,000	CA GO2	6.000		03/01/2033	15,730,905
10,700,000	CA GO2	6.000		04/01/2038	11,460,021
19,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[2]	5.000		06/01/2033	14,520,750
750,000	CA Golden State Tobacco Securitization Corp. (TASC)[2]	5.000		06/01/2045	718,950
19,815,000	CA Golden State Tobacco Securitization Corp. (TASC)[2]	5.125		06/01/2047	12,793,753
153,715,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.750		06/01/2047	109,484,376
24 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

California Continued
$75,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[2]	5.750%		06/01/2047	$53,419,500
340,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.000	[5]	06/01/2047	9,472,400
1,296,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.082	[5]	06/01/2047	41,562,720
15,420,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[1]	5.750		07/01/2039	16,186,682
16,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[2]	5.750		07/01/2039	16,795,520
11,095,000	CA Health Facilities Financing Authority (Sutter Health/California Pacific Medical Center Obligated Group)[2]	5.000		11/15/2042	10,681,600
7,600,000	CA Health Facilities Financing Authority (Sutter Health/California Pacific Medical Center)[2]	5.250		11/15/2046	7,557,820
11,080,000	CA HFA, Series J2	5.050		08/01/2027	10,011,445
10,000,000	CA Infrastructure and Economic Devel. (SanfordConsortium)[1]	5.000		05/15/2040	10,335,700
8,600,000	CA M-S-R Energy Authority[2]	7.000		11/01/2034	9,952,178
1,750,000	CA Municipal Finance Authority (Eisenhower Medical Center)[8]	5.750		07/01/2040	1,747,375
750,000	CA Municipal Finance Authority (Harbor Regional Center)[2]	8.500		11/01/2039	803,910
10,615,000	CA Public Works[2]	5.375		03/01/2024	11,079,088
8,700,000	CA Public Works[2]	5.500		03/01/2025	9,135,870
6,500,000	CA Public Works[2]	5.750		03/01/2030	6,732,115
1,000,000	CA Public Works[2]	6.000		03/01/2035	1,035,300
3,960,000	CA Public Works[2]	6.625		11/01/2034	4,324,280
160,600,000	CA Silicon Valley Tobacco Securitization Authority	8.147	[5]	06/01/2056	1,826,022
15,000,000	CA Silicon Valley Tobacco Securitization Authority	8.150	[5]	06/01/2041	867,450
82,250,000	CA Silicon Valley Tobacco Securitization Authority	8.435	[5]	06/01/2056	676,918
1,000,000	CA Statewide CDA (Aspire Public Schools)[2]	6.000		07/01/2040	1,005,190
10,000	CA Statewide CDA (Escrow Term)[2]	6.750		09/01/2037	9,865
14,400,000	CA Statewide CDA (Fairfield Apartments)[3,4]	7.250		01/01/2035	5,760,144
2,141,800	CA Statewide CDA (Microgy Holdings)[3]	9.000		12/01/2038	208,826
1,500,000	CA Statewide CDA (Notre Dame de Namur University)[2]	6.625		10/01/2033	1,390,905
5,000,000	CA Statewide CDA (Sutter Health Obligated Group)[2]	5.500		08/15/2034	5,035,300
6,000,000	CA Statewide CDA (Sutter Health Obligated Group)[2]	5.625		08/15/2042	6,044,040
1,500,000	CA Statewide CDA (Thomas Jefferson School of Law)[2]	7.250		10/01/2038	1,529,820
200,000	CA Statewide CDA Special Tax Community Facilities District No. 2007-1 (Orinda)[2]	5.600		09/01/2020	187,920
555,300,000	CA Statewide Financing Authority Tobacco Settlement	7.001	[5]	06/01/2055	6,957,909
25 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$260,000,000	CA Statewide Financing Authority Tobacco Settlement	7.876%[5]		06/01/2055	$2,376,400
301,950,000	CA Statewide Financing Authority Tobacco Settlement	8.000	[5]	06/01/2046	10,450,490
4,500,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[2]	6.000		05/01/2037	3,650,400
1,405,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[2]	6.000		05/01/2043	1,111,102
100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[2]	6.000		05/01/2043	79,082
11,400,000	CA Valley Health System COP[3]	6.875		05/15/2023	8,438,280
55,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[2]	6.700		09/01/2020	40,848
10,465,000	Cerritos, CA Community College District[1]	5.250		08/01/2033	10,977,331
165,000	Chino, CA Community Facilities District Special Tax[2]	5.000		09/01/2026	135,229
990,000	Chino, CA Community Facilities District Special Tax No. 2005-1[2]	5.000		09/01/2023	743,124
350,000	Chino, CA Community Facilities District Special Tax No. 2009-19-1[2]	6.250		09/01/2027	353,626
275,000	Chino, CA Community Facilities District Special Tax No. 2009-19-1[2]	6.375		09/01/2028	278,344
1,300,000	Chino, CA Community Facilities District Special Tax No. 2009-19-1[2]	6.750		09/01/2040	1,319,825
1,500,000	Chino, CA Community Facilities District Special Tax No. 2005-1[2]	5.000		09/01/2036	948,285
1,440,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[2]	6.625		09/01/2039	1,473,898
33,000,000	Desert, CA Community College District[1]	5.000		08/01/2037	33,703,230
840,000	Elsinore Valley, CA Municipal Water District Community Facilities District No. 2004-1[2]	6.625		09/01/2040	863,285
100,000	Fort Bragg, CA Redevel. Agency Tax Allocation[2]	5.300		05/01/2024	101,427
200,000	Imperial, CA Redevel. Agency Tax Allocation (Imperial Redevel.)[2]	5.000		12/01/2036	164,340
80,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750	[5]	06/01/2047	948,000
10,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.587	[5]	06/01/2036	503,400
432,795,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.626	[5]	06/01/2057	1,350,320
1,000,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001	[5]	06/01/2057	3,120,000
450,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 29[2]	8.250		09/01/2029	481,689
26 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

California Continued
$1,000,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 29[2]	8.625%		09/01/2039	$1,080,760
400,000	Jurupa, CA Public Financing Authority[8]	6.000		09/01/2028	402,680
350,000	Jurupa, CA Public Financing Authority[8]	6.000		09/01/2029	350,504
310,000	Jurupa, CA Public Financing Authority[8]	6.000		09/01/2030	308,555
350,000	Jurupa, CA Public Financing Authority[8]	6.000		09/01/2031	345,030
500,000	Jurupa, CA Public Financing Authority[8]	6.000		09/01/2032	490,985
1,000,000	Lake Elsinore, CA Unified School District Community Facilities District No. 04-3[2]	5.250		09/01/2029	674,480
4,500,000	Lake Tahoe, CA Unified School District[2]	0.000	[7]	08/01/2045	1,172,025
1,360,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[2]	7.000		09/01/2033	1,365,059
8,755,000	Los Angeles County, CA Unified School District[1]	5.000		01/01/2034	8,957,181
20,020,000	Los Angeles, CA Community College District[2]	5.000		08/01/2033	20,578,158
31,940,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.375		05/15/2030	33,151,165
5,000,000	Los Angeles, CA Dept. of Water & Power[1]	5.000		07/01/2034	5,214,350
5,000,000	Los Angeles, CA Dept. of Water & Power[1]	5.000		07/01/2039	5,192,950
16,260,000	Los Angeles, CA Harbor Dept.[1]	5.250		08/01/2039	17,117,715
90,000	Los Angeles, CA Multifamily Hsg. (Arminta North & South)	7.700		06/20/2028	87,443
5,700,000	Los Angeles, CA Regional Airports Improvement Corp. (Air Canada)	8.750		10/01/2014	5,509,392
15,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[2]	7.000		12/01/2012	14,958
5,350,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[2]	7.125		12/01/2024	5,342,136
17,810,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[2]	7.500		12/01/2024	17,882,843
74,145,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[2]	7.500		12/01/2024	74,448,253
2,825,000	Los Angeles, CA Regional Airports Improvement Corp. (Continental Airlines)[2]	5.650		08/01/2017	2,579,451
1,135,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta Airlines)[2]	6.350		11/01/2025	1,076,014
12,695,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)[2]	9.250		08/01/2024	12,727,753
11,000,000	Los Angeles, CA Unified School District[1]	5.000		07/01/2032	11,244,750
30,000,000	Los Angeles, CA Unified School District[1]	5.000		07/01/2032	30,667,500
7,330,000	Los Angeles, CA Unified School District[1]	5.000		01/01/2034	7,499,407
10,550,000	Los Angeles, CA Unified School District[1]	5.000		01/01/2034	10,793,725
27 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$11,535,000	Newport Beach, CA (Presbyterian Hoag Memorial Hospital)[1]	5.000%		12/01/2024	$11,970,981
115,975,000	Northern CA Tobacco Securitization Authority (TASC)	6.375	[5]	06/01/2045	4,336,305
835,000	Orange, CA Community Facilities District Special Tax (Del Rio Public Improvements)[8]	5.625		10/01/2029	830,090
1,000,000	Orange, CA Community Facilities District Special Tax (Del Rio Public Improvements)[8]	5.750		10/01/2031	983,090
500,000	Orange, CA Community Facilities District Special Tax (Del Rio Public Improvements)[8]	6.000		10/01/2032	501,080
5,925,000	Palm Desert, CA Improvement Bond Act 1915[2]	5.100		09/02/2037	4,126,703
10,000	Perris, CA Public Financing Authority, Series A2	6.125		09/01/2034	9,283
20,000	Rancho Santa Fe, CA Community Services District Special Tax[2]	6.700		09/01/2030	20,004
6,700,000	Riverside, CA (Recovery Zone Facility) COP[2]	5.500		03/01/2040	6,794,872
400,000	Riverside, CA Special Tax Community Facilities District No. 92-1, Series A2	5.300		09/01/2034	330,756
1,750,000	Sacramento County, CA COP[2]	5.750		02/01/2030	1,760,168
2,200,000	San Diego County, CA COP	5.700		02/01/2028	1,592,030
15,000,000	San Diego, CA Public Facilities Financing Authority[1]	5.375		08/01/2034	16,077,450
22,110,000	San Francisco, CA Bay Area Toll Authority[1]	5.000		04/01/2031	22,902,644
16,260,000	San Francisco, CA Bay Area Toll Authority[1]	5.125		04/01/2047	16,869,824
12,000,000	Southern CA Metropolitan Water District[1]	5.000		07/01/2035	12,767,280
45,440,000	Southern CA Tobacco Securitization Authority[2]	5.125		06/01/2046	29,172,480
195,570,000	Southern CA Tobacco Securitization Authority	6.383	[5]	06/01/2046	6,768,678
41,325,000	Southern CA Tobacco Securitization Authority	6.400	[5]	06/01/2046	1,405,877
143,080,000	Southern CA Tobacco Securitization Authority	7.100	[5]	06/01/2046	3,926,115
5,125,000	Southern CA Tobacco Securitization Authority (TASC)[2]	5.000		06/01/2037	3,759,700
5,425,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[2]	5.450		09/01/2026	3,189,954
4,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[2]	5.500		09/01/2036	2,074,720
200,000	Upland, CA Community Facilities District (San Antonio)[2]	6.100		09/01/2034	179,814
60,000	West Patterson, CA Financing Authority Special Tax[2]	6.700		09/01/2032	53,152
35,000	West Patterson, CA Financing Authority Special Tax Community Facilities District No. 2001-1-A2	6.500		09/01/2026	31,487
5,555,000	Western Placer, CA Unified School District[2]	5.750		08/01/2049	5,657,323
15,000,000	Westminster, CA Redevel. Agency Tax Allocation[1]	5.750		11/01/2045	16,245,750
7,500,000	Westminster, CA Redevel. Agency Tax Allocation[1]	6.250		11/01/2039	8,598,150
75,000	Woodland, CA Special Tax Community Facilities District No. 1[2]	6.000		09/01/2028	69,096

					1,174,265,541
28 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Colorado—4.8%
$1,000,000	CO Andonea Metropolitan District No. 2[2]	6.125%		12/01/2025	$839,760
2,380,000	CO Andonea Metropolitan District No. 3[2]	6.250		12/01/2035	1,824,127
5,000,000	CO Arista Metropolitan District[2]	6.750		12/01/2035	3,685,900
14,000,000	CO Arista Metropolitan District	9.250		12/01/2037	13,007,260
3,120,000	CO Beacon Point Metropolitan District[2]	6.125		12/01/2025	2,937,979
3,500,000	CO Beacon Point Metropolitan District[2]	6.250		12/01/2035	3,205,615
500,000	CO Castle Oaks Metropolitan District[2]	6.125		12/01/2035	387,320
5,675,000	CO Central Marksheffel Metropolitan District[2]	7.250		12/01/2029	5,636,921
1,000,000	CO Confluence Metropolitan District[2]	5.400		12/01/2027	752,970
1,000,000	CO Copperleaf Metropolitan District No. 2[2]	5.850		12/01/2026	756,610
1,850,000	CO Copperleaf Metropolitan District No. 2[2]	5.950		12/01/2036	1,283,123
1,025,000	CO Country Club Highlands Metropolitan District[2]	7.250		12/01/2037	843,831
1,700,000	CO Crystal Crossing Metropolitan District[2]	6.000		12/01/2036	1,187,586
1,255,000	CO Educational and Cultural Facilities Authority (Carbon Valley Academy Charter School)[2]	5.625		12/01/2036	1,035,651
885,000	CO Educational and Cultural Facilities Authority (Crown Point Charter School)[2]	5.000		07/15/2039	837,148
2,475,000	CO Educational and Cultural Facilities Authority (Inn at Auraria)	5.375		07/01/2015	1,558,037
24,295,000	CO Educational and Cultural Facilities Authority (Inn at Auraria)	6.000		07/01/2042	13,857,382
1,335,000	CO Elbert and Highway 86 Metropolitan District[2]	5.750		12/01/2036	972,855
5,000,000	CO Elbert and Highway 86 Metropolitan District[2]	7.500		12/01/2032	3,949,100
2,448,000	CO Elkhorn Ranch Metropolitan District[2]	6.375		12/01/2035	1,960,872
700,000	CO Fallbrook Metropolitan District[2]	5.625		12/01/2026	551,943
26,250,000	CO Health Facilities Authority (Catholic Health Initiatives)[1]	5.000		07/01/2039	26,721,713
1,225,000	CO Health Facilities Authority Health & Residential Care Facilities (Volunteers of America)[2]	5.300		07/01/2037	982,830
2,960,000	CO Heritage Todd Creek Metropolitan District[2]	5.500		12/01/2037	2,047,846
5,315,000	CO High Plains Metropolitan District[2]	6.125		12/01/2025	4,381,580
10,875,000	CO High Plains Metropolitan District[2]	6.250		12/01/2035	8,335,035
706,000	CO Horse Creek Metropolitan District[2]	5.750		12/01/2036	509,259
110,000	CO Hsg. & Finance Authority[2]	6.400		11/01/2024	111,525
260,000	CO Hsg. & Finance Authority[2]	8.400		10/01/2021	280,257
5,000	CO Hsg. & Finance Authority (Single Family)[2]	6.500		11/01/2029	5,155
10,000	CO Hsg. & Finance Authority (Single Family)[2]	6.800		04/01/2030	10,264
1,700,000	CO Huntington Trails Metropolitan District	0.000	[7]	12/01/2037	1,536,732
500,000	CO Huntington Trails Metropolitan District[2]	6.250		12/01/2036	484,280
2,500,000	CO International Center Metropolitan District No. 3[2]	6.500		12/01/2035	1,877,825
1,145,000	CO Liberty Ranch Metropolitan District[2]	6.250		12/01/2036	874,631
29 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Colorado Continued
$1,875,000	CO Madre Metropolitan District No. 2[2]	5.500%		12/01/2036	$1,143,750
2,800,000	CO Mountain Shadows Metropolitan District[2]	5.625		12/01/2037	1,893,752
1,715,000	CO Multifamily Hsg. Revenue Bond Pass-Through Certificates (MS Loveland/American International Obligated Group)[2]	6.000	[6]	11/01/2033	1,595,207
3,000,000	CO Murphy Creek Metropolitan District No. 3	6.000		12/01/2026	1,536,870
10,060,000	CO Murphy Creek Metropolitan District No. 3	6.125		12/01/2035	5,153,839
2,275,000	CO Neu Towne Metropolitan District[3]	7.250		12/01/2034	682,500
1,290,000	CO North Range Metropolitan District No. 2[2]	5.500		12/15/2018	1,186,452
1,000,000	CO North Range Metropolitan District No. 2[2]	5.500		12/15/2037	778,280
4,500,000	CO Northwest Metropolitan District No. 3[2]	6.125		12/01/2025	3,778,920
7,855,000	CO Northwest Metropolitan District No. 3[2]	6.250		12/01/2035	6,188,326
12,585,000	CO Park Valley Water and Sanitation Metropolitan District	6.000	[5]	12/15/2017	7,480,272
320,000	CO Potomac Farms Metropolitan District[2]	0.000	[7]	12/01/2023	297,296
1,590,000	CO Potomac Farms Metropolitan District[2]	7.250		12/01/2037	1,183,946
835,000	CO Prairie Center Metropolitan District No. 3[2]	5.250		12/15/2021	729,949
1,250,000	CO Prairie Center Metropolitan District No. 3[2]	5.400		12/15/2031	990,275
990,000	CO Prairie Center Metropolitan District No. 3[2]	5.400		12/15/2031	784,298
2,275,000	CO Regency Metropolitan District[2]	5.750		12/01/2036	1,665,414
1,750,000	CO Serenity Ridge Metropolitan District No. 2	7.500		12/01/2034	840,000
1,320,000	CO Silver Peaks Metropolitan District[2]	5.750		12/01/2036	939,404
10,230,000	CO Sorrell Ranch Metropolitan District[2]	5.750		12/01/2036	8,078,120
1,735,000	CO Sorrell Ranch Metropolitan District	5.940		12/15/2036	1,447,858
1,330,000	CO Stoneridge Metropolitan District[2]	5.625		12/01/2036	955,898
2,063,000	CO Tallgrass Metropolitan District[2]	5.250		12/01/2037	1,659,518
8,000,000	CO Talon Pointe Metropolitan District[2]	8.000		12/01/2039	7,560,720
655,000	CO Todd Creek Farms Metropolitan District No. 1	6.125		12/01/2019	326,118
695,000	CO Traditions Metropolitan District No. 2[2]	5.750		12/01/2036	501,324
4,390,000	CO Traditions Metropolitan District No. 2 CAB	0.000	[7]	12/15/2037	3,241,313
3,780,000	CO Waterview I Metropolitan District[2]	8.000		12/15/2032	3,503,077
500,000	CO Wheatlands Metropolitan District[2]	6.000		12/01/2025	414,395
2,500,000	CO Wheatlands Metropolitan District[2]	6.125		12/01/2035	1,915,200
4,000,000	CO Wheatlands Metropolitan District No. 2	8.250		12/15/2035	3,792,920
3,875,000	CO Woodmen Heights Metropolitan District No. 1	6.750		12/01/2020	3,563,605
21,195,000	CO Woodmen Heights Metropolitan District No. 1	7.000		12/01/2030	18,194,000
500,000	CO Wyndham Hill Metropolitan District[2]	6.250		12/01/2025	415,695
892,000	CO Wyndham Hill Metropolitan District[2]	6.375		12/01/2035	695,171
18,510,000	Colorado Springs, CO Urban Renewal (University Village Colorado)[2]	7.000		12/01/2029	16,717,862
30 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Colorado Continued
$75,375,000	Denver, CO City & County Airport Special Facilities (United Air Lines)[2]	5.250%		10/01/2032	$61,827,851
35,200,000	Denver, CO City & County Airport Special Facilities (United Air Lines)[2]	5.750		10/01/2032	30,867,936
375,000	Eagle County, CO Airport Terminal Corp.[2]	5.250		05/01/2020	355,830
750,000	Tabernash Meadows, CO Water & Sanitation District[2]	7.125		12/01/2034	767,160

					314,881,243

Connecticut—0.1%
145,000	CT Devel. Authority (Bridgeport Hydraulic Company)[2]	6.150		04/01/2035	145,390
125,000	CT Devel. Authority (Bridgeport Hydraulic Company)[2]	6.150		04/01/2035	125,336
55,000	CT H&EFA (Bridgeport Hospital/Bridgeport Hospital Foundation Obligated Group)[2]	6.500		07/01/2012	55,177
20,000	CT H&EFA (St. Mary’s Hospital Corp.)[2]	5.500		07/01/2012	19,999
470,000	Georgetown, CT Special Taxing District	5.125		10/01/2036	241,054
3,750,000	Mashantucket, CT Western Pequot Tribe, Series B	5.500		09/01/2036	1,809,563
1,750,000	Mashantucket, CT Western Pequot Tribe, Series B	5.750		09/01/2027	896,840
6,000,000	Mashantucket, CT Western Pequot Tribe, Series B9	6.500		09/01/2031	2,892,780
1,665,000	West Haven, CT Hsg. Authority (Meadow Landing Apartments)[2]	6.000		01/01/2028	1,629,735

					7,815,874

Delaware—0.1%
1,461,000	Bridgeville, DE Special Obligation (Heritage Shores)[2]	5.450		07/01/2035	1,025,344
55,000	DE Hsg. Authority (Single Family Mtg.)[2]	6.000		07/01/2032	55,042
6,939,000	Millsboro, DE Special Obligation (Plantation Lakes)[2]	5.450		07/01/2036	5,016,272

					6,096,658

District of Columbia—3.2%
5,000,000	District of Columbia (National Public Radio)[8]	5.000		04/01/2035	5,132,750
28,525,000	District of Columbia (National Public Radio)[1]	5.000		04/01/2043	28,896,083
25,625,000	District of Columbia (National Public Radio)[8]	5.000		04/01/2043	25,958,381
115,000	District of Columbia HFA (Benning Road Apartments)[2]	6.300		01/01/2012	112,864
10,380,000	District of Columbia HFA (Shipley Park Apartments)[1]	4.800		06/01/2038	10,475,704
100,000	District of Columbia Tobacco Settlement Financing Corp.[2]	6.250		05/15/2024	100,223
32,680,000	District of Columbia Tobacco Settlement Financing Corp.[2]	6.750		05/15/2040	32,467,907
515,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.367	[5]	06/15/2046	15,753,850
1,375,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.897	[5]	06/15/2055	12,216,038
31 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

District of Columbia Continued
$1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	7.250%[5]		06/15/2055	$8,418,900
29,315,000	Metropolitan Washington D.C. Airport Authority[1]	5.000		10/01/2032	29,568,325
16,615,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	1.060	[5]	10/01/2041	12,405,590
32,990,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road-Metrorail)[2]	0.000	[7]	10/01/2044	19,846,784
12,100,000	Metropolitan Washington D.C. Airport Authority, Series B1	5.000		10/01/2034	12,146,604

					213,500,003

Florida—15.5%
1,040,000	Aberdeen, FL Community Devel. District	5.250		11/01/2015	566,696
300,000	Aberdeen, FL Community Devel. District	5.500		11/01/2011	164,730
22,500,000	Aberdeen, FL Community Devel. District	5.500		05/01/2036	12,319,650
8,000,000	Alachua County, FL Industrial Devel. Revenue (North Florida Retirement Village)[2]	5.875		11/15/2042	7,022,320
5,350,000	Amelia Concourse, FL Community Devel. District[3,4]	5.750		05/01/2038	2,098,591
1,770,000	Amelia Walk, FL Community Devel. District Special Assessment[3]	5.500		05/01/2037	886,469
11,655,000	Arborwood, FL Community Devel. District (Centex Homes)[2]	5.250		05/01/2016	9,976,680
13,850,000	Arlington Ridge, FL Community Devel. District	5.500		05/01/2036	5,530,305
2,200,000	Avelar Creek, FL Community Devel. District[2]	5.375		05/01/2036	1,611,082
1,045,000	Avignon Villages, FL Community Devel. District[3,4]	5.300		05/01/2014	260,310
755,000	Avignon Villages, FL Community Devel. District[3,4]	5.400		05/01/2037	188,071
1,000,000	Bahia Lakes, FL Community Devel. District[2]	5.450		05/01/2037	736,610
2,545,000	Bainebridge, FL Community Devel. District[2]	5.500		05/01/2038	1,729,607
14,970,000	Baker, FL Correctional Devel. Corp. (Detention Center)	7.500		02/01/2030	10,101,906
2,265,000	Bay Laurel Center, FL Community Devel. District Special Assessment[2]	5.450		05/01/2037	1,868,648
225,000	Bayshore, FL Hsg. Corp.[3]	8.000		12/01/2016	71,118
4,375,000	Baywinds, FL Community Devel. District[2]	4.900		05/01/2012	2,841,694
10,415,000	Baywinds, FL Community Devel. District[2]	5.250		05/01/2037	5,439,963
10,640,000	Bella Verde, FL Golf Community Devel. District[3,4]	7.250		05/15/2009	3,192,000
10,000,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment[2]	7.375		05/01/2034	8,885,500
9,625,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment[2]	7.500		05/01/2034	8,674,531
3,895,000	Boynton Village, FL Community Devel. District Special Assessment[2]	6.000		05/01/2038	2,954,942
32 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$75,000	Broward County, FL Educational Facilities Authority (Pompano Oaks Apartments)[2]	6.000%	12/01/2027	$75,089
25,000	Broward County, FL HFA (Cross Keys Apartments)[2]	5.750	10/01/2028	24,803
12,475,000	Broward County, FL HFA (Pembroke Village Apartments)[2]	7.000	06/01/2046	12,160,755
455,000	Broward County, FL HFA (Single Family)[2]	5.000	10/01/2039	456,506
15,000	Broward County, FL HFA (Stirling Apartments)[2]	5.600	10/01/2018	15,008
125,000	Broward County, FL HFA (Stirling Apartments)[2]	5.750	04/01/2038	124,990
16,500,000	Broward County, FL Water and Sewer[1]	5.250	10/01/2034	17,302,560
5,955,000	Buckeye Park, FL Community Devel. District[3]	7.875	05/01/2038	2,692,256
785,000	Cascades, FL Groveland Community Devel. District[2]	5.300	05/01/2036	544,209
25,500,000	CFM, FL Community Devel. District, Series A3	6.250	05/01/2035	11,010,390
2,500,000	Chapel Creek, FL Community Devel. District Special Assessment[3,4]	5.200	05/01/2011	822,750
3,665,000	Chapel Creek, FL Community Devel. District Special Assessment[3,4]	5.250	05/01/2015	1,206,152
12,480,000	Chapel Creek, FL Community Devel. District Special Assessment[3,4]	5.500	05/01/2038	4,107,168
4,100,000	City Center, FL Community Devel. District[3]	6.000	05/01/2038	1,812,282
7,430,000	City Center, FL Community Devel. District[3]	6.125	05/01/2036	3,279,676
26,530,000	Clearwater Cay, FL Community Devel. District[3]	5.500	05/01/2037	10,666,652
55,000	Collier County, FL IDA (Allete)[2]	6.500	10/01/2025	55,023
16,110,000	Concord Stations, FL Community Devel. District	5.300	05/01/2035	8,396,532
3,775,000	Connerton West, FL Community Devel. District[3]	5.125	05/01/2016	1,434,123
4,310,000	Connerton West, FL Community Devel. District[3]	5.400	05/01/2038	1,669,694
4,910,000	Copperstone, FL Community Devel. District[2]	5.200	05/01/2038	3,625,790
7,400,000	Cordoba Ranch, FL Community Devel. District Special Assessment[3,4]	5.550	05/01/2037	2,825,986
3,230,000	Creekside, FL Community Devel. District[3,4]	5.200	05/01/2038	1,354,016
2,625,000	Crosscreek, FL Community Devel. District[2]	5.500	05/01/2017	1,257,900
1,255,000	Crosscreek, FL Community Devel. District[2]	5.600	05/01/2039	601,396
9,300,000	Cypress Creek of Hillsborough County, FL Community Devel. District	5.350	05/01/2037	4,561,929
45,000	Dade County, FL HFA (Golden Lakes Apartments)	6.050	11/01/2039	45,009
30,000	Dade County, FL HFA (Green Vista Apartments)[2]	6.125	07/01/2029	30,021
90,000	Dade County, FL HFA (Siesta Pointe Apartments)[2]	5.650	09/01/2017	90,114
7,579	Dade County, FL HFA (Single Family Mtg.)[2]	6.100	04/01/2027	7,621
1,600,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[2]	8.000	06/01/2022	1,530,640
115,000	Dade County, FL Res Rec[2]	5.500	10/01/2013	115,306
33 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Florida Continued
$7,745,000	Deer Run, FL Community Devel. District Special Assessment[2]	7.625%		05/01/2039	$6,257,418
2,810,000	Durbin Crossing, FL Community Devel. District Special Assessment	5.250		11/01/2015	2,046,945
3,310,000	East Homestead, FL Community Devel. District[2]	5.375		05/01/2036	2,675,208
2,205,000	East Park, FL Community Devel. District Special Assessment[3]	7.500		05/01/2039	1,920,511
1,075,000	Easton Park, FL Community Devel. District[2]	5.200		05/01/2037	787,309
1,100,000	Enclave at Black Point Marina, FL Community Devel. District	5.200		05/01/2014	882,211
1,225,000	Enclave at Black Point Marina, FL Community Devel. District	5.400		05/01/2037	881,767
20,960,000	Fiddler’s Creek, FL Community Devel. District No.2[3]	6.000		05/01/2038	7,958,512
175,000	FL Capital Projects Finance Authority (Peerless Group)[2]	7.500		08/01/2019	150,938
26,200,000	FL Capital Trust Agency (AHF Florida LLC)	8.125		10/01/2038	4,715,476
3,085,000	FL Capital Trust Agency (American Opportunity)[2]	5.750		06/01/2023	1,601,238
2,000,000	FL Capital Trust Agency (American Opportunity)[2]	5.875		06/01/2038	867,740
940,000	FL Capital Trust Agency (American Opportunity)	7.250		06/01/2038	331,153
685,000	FL Capital Trust Agency (American Opportunity)	8.250		12/01/2038	206,322
7,000,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[3]	7.000		07/15/2032	3,506,440
13,000,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[3]	8.260		07/15/2038	6,492,850
2,405,000	FL Gateway Services Community Devel. District (Sun City Center)[2]	6.500		05/01/2033	2,308,319
30,000	FL HFA (Hsg. Partners of Panama City)[2]	5.700		05/01/2037	27,829
100,000	FL HFA (Mar Lago Village Apartments)[2]	5.900		12/01/2027	98,499
115,000	FL HFA (Reserve at Kanapaha)[2]	5.700		07/01/2037	105,963
20,000	FL HFA (Spinnaker Cove Apartments)[2]	6.500		07/01/2036	20,001
1,345,000	FL HFA (St. Cloud Village Associates)	8.000		02/15/2030	1,086,061
95,000	FL HFA (Stoddert Arms Apartments)[2]	6.250		09/01/2026	94,999
50,000	FL HFA (Willow Lake Apartments)[2]	5.250		01/01/2021	48,477
100,000	FL HFA (Willow Lake Apartments)[2]	5.350		07/01/2027	93,751
100,000	FL HFC (Ashton Point Apartments)[2]	5.750		07/01/2036	100,286
105,000	FL HFC (Brittany of Rosemont)[2]	6.250		07/01/2035	104,994
20,000	FL HFC (East Lake Apartments)[2]	5.050		10/01/2026	18,597
45,000	FL HFC (Grande Pointe Apartments)[2]	6.000		07/01/2038	45,173
6,105,000	FL HFC (Homeowner Mtg.)[1]	5.150		07/01/2038	6,252,146
100,000	FL HFC (Homeowner Mtg.)	5.573	[5]	01/01/2029	35,515
10,000	FL HFC (Homeowner Mtg.)[2]	6.250		07/01/2022	10,597
145,000	FL HFC (Logan Heights Apartments)[2]	6.000		10/01/2039	139,397
25,000	FL HFC (Mystic Pointe II)[2]	6.100		12/01/2035	25,510
25,000	FL HFC (Raceway Pointe Apartments)[2]	5.950		09/01/2032	25,061
34 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$10,000	FL HFC (River Trace Senior Apartments)[2]	5.800%	01/01/2041	$10,031
10,000	FL HFC (Sanctuary Winterlakes)[2]	5.850	09/01/2026	10,117
20,000	FL HFC (Sheridan Place of Bredenton)[2]	5.500	10/01/2036	20,243
190,000	FL HFC (Spring Harbor Apartments)[2]	5.900	08/01/2039	185,871
10,000	FL HFC (Sundance Pointe Associates)[2]	5.850	02/01/2037	10,040
10,000	FL HFC (Villas De Mallorca)[2]	5.750	07/01/2027	10,215
5,020,000	FL HFC (Westchase Apartments)	6.610	07/01/2038	3,636,639
8,485,000	FL Island at Doral III Community Devel. District Special Assessment[2]	5.900	05/01/2035	6,097,830
3,400,000	FL Lake Ashton II Community Devel. District[2]	5.375	05/01/2036	2,593,418
1,555,000	FL New Port Tampa Bay Community Devel. District[3,4]	5.300	11/01/2012	477,696
24,390,000	FL New Port Tampa Bay Community Devel. District[3]	5.875	05/01/2038	7,492,608
1,500,000	FL Parker Road Community Devel. District	5.350	05/01/2015	794,550
1,460,000	FL Parker Road Community Devel. District	5.600	05/01/2038	776,764
1,495,000	Flora Ridge, FL Educational Facilities Benefit District[2]	5.300	05/01/2037	1,148,250
4,835,000	Fontainbleau Lakes, FL Community Devel. District[3]	6.000	05/01/2015	2,465,850
4,000,000	Fontainbleau Lakes, FL Community Devel. District[3]	6.000	05/01/2038	1,990,960
5,888,132	Forest Creek, FL Community Devel. District	5.450	05/01/2036	3,830,348
1,525,000	Forest Creek, FL Community Devel. District[3]	5.450	05/01/2036	1,371,448
115,000	Forest Creek, FL Community Devel. District	7.000	11/01/2013	90,237
7,965,000	Glades, FL Correctional Devel. Corp. (Glades County Detention)[2]	7.375	03/01/2030	7,520,712
10,000,000	Grand Bay at Doral, FL Community Devel. District	6.000	05/01/2017	3,799,000
8,735,000	Grand Bay at Doral, FL Community Devel. District	6.000	05/01/2039	3,318,427
12,200,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District[3]	5.500	05/01/2038	5,839,164
2,825,000	Greyhawk Landing, FL Community Devel. District Special Assessment[2]	7.000	05/01/2033	2,840,651
50,000	Gulf Breeze, FL GO2	5.900	12/01/2015	50,108
5,765,000	Hammocks, FL Community Devel. District Special Assessment[2]	5.500	05/01/2037	3,218,542
8,700,000	Harrison Ranch, FL Community Devel. District[2]	5.300	05/01/2038	6,343,518
2,125,000	Hawks Point, FL Community Devel. District[2]	5.300	05/01/2039	1,488,095
11,180,000	Heritage Bay, FL Community Devel. District[2]	5.500	05/01/2036	9,680,203
17,560,000	Heritage Harbour North, FL Community Devel. District[2]	6.375	05/01/2038	14,924,420
1,910,000	Heritage Plantation, FL Community Devel. District[3]	5.100	11/01/2013	763,809
3,480,000	Heritage Plantation, FL Community Devel. District	5.400	05/01/2037	1,391,652
930,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A3,4	5.500	05/01/2036	374,474
35 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$13,500,000	Highlands County, FL Health Facilities Authority (ABH/AGH/AHSGA Obligated Group)[2]	5.125%	11/15/2032	$13,683,600
10,000,000	Highlands County, FL Health Facilities Authority (ABH/AGH/AHSGA Obligated Group)[1]	5.250	11/15/2036	10,132,800
4,035,000	Highlands, FL Community Devel. District[3,4]	5.550	05/01/2036	2,102,074
2,000,000	Hillsborough County, FL IDA (National Gypsum Company)[2]	7.125	04/01/2030	1,900,600
8,975,000	Hillsborough County, FL IDA (Senior Care Group)[2]	6.700	07/01/2021	8,696,775
6,035,000	Hillsborough County, FL IDA (Senior Care Group)[2]	6.750	07/01/2029	5,971,089
11,120,000	Indigo, FL Community Devel. District[2]	5.750	05/01/2036	6,343,070
2,800,000	Keys Cove, FL Community Devel. District[2]	5.500	05/01/2036	2,321,844
1,140,000	Keys Cove, FL Community Devel. District[2]	5.875	05/01/2035	1,103,087
920,000	Lake Frances, FL Community Devel. District Special Assessment[3]	5.300	05/01/2037	392,527
2,000,000	Lakeside Landings, FL Devel. District[3,4]	5.250	05/01/2013	819,400
750,000	Lakeside Landings, FL Devel. District[3,4]	5.500	05/01/2038	307,275
9,105,000	Lakewood Ranch, FL Stewardship District[2]	5.500	05/01/2036	6,491,683
17,820,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)[2]	5.400	05/01/2037	12,676,613
14,500,000	Landmark at Doral, FL Community Devel. District Special Assessment[3,4]	5.200	05/01/2015	4,628,400
8,000,000	Landmark at Doral, FL Community Devel. District Special Assessment[3,4]	5.500	05/01/2038	2,553,600
49,662	Largo, FL Sun Coast Health System (Sun Coast Hospital)[3]	6.200	03/01/2013	1
1,100,000	Legends Bay, FL Community Devel. District	5.500	05/01/2014	822,030
4,160,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	2,925,894
100,000	Leon County, FL Educational Facilities Authority (Southgate Residence Hall)[2]	6.750	09/01/2028	84,051
1,350,000	Liberty County, FL Revenue (Twin Oaks)	8.250	07/01/2028	1,310,634
7,930,000	Madeira, FL Community Devel. District	5.250	11/01/2014	5,365,755
7,935,000	Madeira, FL Community Devel. District	5.450	05/01/2039	5,202,186
1,480,000	Madison County, FL Mtg. (Twin Oaks)[2]	6.000	07/01/2025	1,342,686
5,000,000	Magnolia Creek, FL Community Devel. District[3]	5.600	05/01/2014	2,499,500
5,360,000	Magnolia Creek, FL Community Devel. District[3]	5.900	05/01/2039	2,679,464
2,810,000	Magnolia West, FL Community Devel. District Special Assessment[2]	5.350	05/01/2037	1,713,566
2,900,000	Main Street, FL Community Devel. District[2]	6.800	05/01/2038	2,493,913
14,255,000	Martin County, FL IDA (Indiantown Cogeneration)[2]	7.875	12/15/2025	14,254,857
1,070,000	Martin County, FL IDA (Indiantown Cogeneration)[2]	8.050	12/15/2025	1,070,642
4,700,000	Meadow Woods, FL Community Devel. District Special Assessment[2]	6.050	05/01/2035	2,474,268
36 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$3,920,000	Mediterranea, FL Community Devel. District Special Assessment	5.600%	05/01/2037	$2,531,928
1,075,000	Miami Beach, FL Health Facilities Authority (Mt. Sinai Medical Center)[2]	6.700	11/15/2019	1,102,402
540,000	Miami Beach, FL Health Facilities Authority (Mt. Sinai Medical Center)[2]	6.800	11/15/2031	545,152
15,000,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	5.000	10/01/2040	14,467,200
10,000,000	Miami-Dade County, FL School Board COP[1]	5.000	02/01/2027	10,505,000
10,000,000	Miami-Dade County, FL School Board COP[1]	5.250	02/01/2027	10,681,600
50,000,000	Miami-Dade County, FL School Board COP[1]	5.375	02/01/2034	52,361,000
17,105,000	Miromar Lakes, FL Community Devel. District[2]	6.875	05/01/2035	14,370,766
9,555,000	Miromar Lakes, FL Community Devel. District[2]	7.375	05/01/2032	8,678,807
14,470,000	Montecito, FL Community Devel. District	5.100	05/01/2013	6,789,324
5,525,000	Montecito, FL Community Devel. District	5.500	05/01/2037	2,389,286
665,000	Moody River, FL Estates Community Devel. District[2]	5.350	05/01/2036	398,900
16,405,000	Myrtle Creek, FL Improvement District Special Assessment[2]	5.200	05/01/2037	10,696,060
11,090,000	Nassau County, FL (Nassau Care Centers)[2]	6.900	01/01/2038	10,091,456
5,305,000	Naturewalk, FL Community Devel. District	5.300	05/01/2016	3,284,379
6,320,000	Naturewalk, FL Community Devel. District	5.500	05/01/2038	3,280,143
2,295,000	North Springs, FL Improvement District (Heron Bay North Assessment)[2]	5.200	05/01/2027	1,650,449
14,380,000	North Springs, FL Improvement District (Parkland Golf-Country Club)[2]	5.450	05/01/2026	12,222,569
750,000	Northern Palm Beach, FL Improvement District[2]	5.350	08/01/2041	548,565
3,930,000	Oak Creek, FL Community Devel. District Special Assessment[2]	5.800	05/01/2035	3,167,737
2,750,000	Oakmont Grove, FL Community Devel. District Special Assessment[3,4]	5.250	05/01/2012	960,300
4,595,000	Oakmont Grove, FL Community Devel. District Special Assessment[3,4]	5.400	05/01/2038	1,604,574
3,260,000	Old Palm, FL Community Devel. District (Palm Beach Gardens)[2]	5.375	05/01/2014	3,102,835
1,535,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)[2]	8.875	07/01/2021	1,584,181
3,200,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)[2]	9.000	07/01/2031	3,303,936
10,000,000	Orange County, FL Health Facilities Authority (Nemours Foundation)[1]	5.000	01/01/2039	10,178,389
750,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)[2]	5.500	07/01/2032	651,945
37 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$6,020,000	Orange County, FL HFA (Dunwoodie Apartments)	6.500%	07/01/2035	$4,121,713
15,000	Orange County, FL HFA (Homeowner)[2]	5.550	09/01/2033	15,587
100,000	Orange County, FL HFA (Loma Vista)[2]	5.450	09/01/2024	100,012
3,000,000	Orange County, FL HFA (Loma Vista)[2]	5.500	03/01/2032	2,850,900
5,000	Orange County, FL HFA (Park Avenue Villas)[2]	5.250	09/01/2031	5,017
15,000,000	Orlando, FL Utilities Commission[1]	5.000	10/01/2033	15,852,450
18,500,000	Orlando, FL Utilities Commission[1]	5.250	10/01/2039	19,912,105
3,750,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[3,4]	7.000	07/01/2036	1,874,325
13,000,000	Palm Beach County, FL Health Facilities Authority (Bethesda Healthcare System)[2]	5.250	07/01/2040	13,119,470
55,000	Palm Beach County, FL HFA (Golden Lake Hsg. Assoc.)[2]	6.100	08/01/2029	55,056
13,790,000	Palm Coast Park, FL Community Devel. District Special Assessment[2]	5.700	05/01/2037	8,386,940
2,700,000	Palm Glades, FL Community Devel. District[2]	5.300	05/01/2036	2,048,895
6,500,000	Palm Glades, FL Community Devel. District Special Assessment[2]	7.125	05/01/2039	5,435,495
1,850,000	Palm River, FL Community Devel. District[3,4]	5.150	05/01/2013	776,445
935,000	Palm River, FL Community Devel. District[3,4]	5.375	05/01/2036	392,420
1,500,000	Parkway Center, FL Community Devel. District, Series A2	6.300	05/01/2034	1,181,700
6,365,000	Pine Ridge Plantation, FL Community Devel. District[3]	5.400	05/01/2037	4,110,963
5,625,000	Pinellas County, FL Health Facility Authority (St. Mark Village)[2]	5.650	05/01/2037	4,630,163
35,000	Pinellas County, FL HFA (Single Family Hsg.)[2]	5.200	03/01/2037	34,355
45,000	Pinellas County, FL HFA (Single Family Hsg.)[2]	5.250	03/01/2038	41,963
1,810,000	Poinciana West, FL Community Devel. District Special Assessment[2]	6.000	05/01/2037	1,615,154
2,100,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)[2]	5.350	07/01/2027	1,770,426
10,700,000	Portico, FL Community Devel. District	5.450	05/01/2037	5,170,347
3,005,000	Portofino Cove, FL Community Devel. District Special Assessment[3]	5.500	05/01/2038	1,201,099
2,815,000	Portofino Isles, FL Community Devel. District (Portofino Court)[3]	5.600	05/01/2036	985,250
1,000,000	Portofino Landings, FL Community Devel. District Special Assessment[3,4]	5.200	05/01/2017	399,700
1,955,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.400	05/01/2038	781,414
1,855,000	Portofino Springs, FL Community Devel. District Special Assessment[3]	5.500	05/01/2038	797,650
38 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$2,470,000	Portofino Vista, FL Community Devel. District[3]	5.000%	05/01/2013	$1,060,371
2,505,000	Quarry, FL Community Devel. District[2]	5.250	05/01/2036	1,555,355
8,820,000	Quarry, FL Community Devel. District[2]	5.500	05/01/2036	5,694,457
475,000	Renaissance Commons, FL Community Devel. District, Series A2	5.600	05/01/2036	383,173
6,655,000	Renaissance, FL Community Devel. District[2]	7.000	05/01/2033	6,623,988
6,400,000	Reunion East, FL Community Devel. District	5.800	05/01/2036	3,598,912
10,000,000	Reunion East, FL Community Devel. District, Series A	7.375	05/01/2033	7,186,600
22,335,000	Reunion West, FL Community Devel. District	6.250	05/01/2036	9,265,675
4,435,000	Ridgewood Trails, FL Community Devel. District[2]	5.650	05/01/2038	2,332,367
9,195,000	River Bend, FL Community Devel. District[3]	5.450	05/01/2035	3,978,585
5,945,000	River Bend, FL Community Devel. District[3]	7.125	11/01/2015	2,554,567
7,890,000	River Glen, FL Community Devel. District Special Assessment[3,4]	5.450	05/01/2038	3,171,464
3,495,000	Riverwood Estates, FL Community Devel. District Special Assessment[3,4]	5.350	05/01/2037	625,955
2,410,000	Rolling Hills, FL Community Devel. District[2]	5.125	11/01/2013	1,804,415
1,270,000	Rolling Hills, FL Community Devel. District[2]	5.450	05/01/2037	791,947
200,000	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	113,012
2,000,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[2]	6.500	07/01/2040	2,004,200
23,200,000	Sarasota, FL National Community Devel. District Special Assessment	5.300	05/01/2039	5,672,400
4,475,000	Seminole County, FL IDA (Progressive Health)[2]	7.500	03/01/2035	4,249,281
6,850,000	Shingle Creek, FL Community Devel. District[3,4]	6.100	05/01/2025	3,251,695
25,060,000	Shingle Creek, FL Community Devel. District[3,4]	6.125	05/01/2037	11,895,982
870,000	Six Mile Creek, FL Community Devel. District	5.500	05/01/2017	282,402
8,625,000	Six Mile Creek, FL Community Devel. District	5.875	05/01/2038	2,799,675
6,900,000	South Bay, FL Community Devel. District[3,4]	5.125	11/01/2009	2,065,170
12,035,000	South Bay, FL Community Devel. District[3,4]	5.375	05/01/2013	3,602,076
16,775,000	South Bay, FL Community Devel. District[3,4]	5.950	05/01/2036	5,020,758
11,205,000	South Fork East, FL Community Devel. District[2]	5.350	05/01/2036	7,684,949
3,615,000	South Fork East, FL Community Devel. District[3,4]	6.500	05/01/2038	1,508,178
5,290,000	South Fork East, FL Community Devel. District[3]	7.000	11/01/2015	2,206,988
4,100,000	St. John’s Forest, FL Community Devel. District, Series A2	6.125	05/01/2034	3,555,561
3,100,000	St. Johns County, FL IDA (Glenmoor Health Care)[2]	5.375	01/01/2040	2,405,321
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[8]	5.875	08/01/2040	3,503,920
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[8]	6.000	08/01/2045	3,515,645
565,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)[2]	5.200	10/01/2027	457,458
39 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)[2]	5.250%	10/01/2041	$745,260
1,910,000	Stonebrier, FL Community Devel. District[2]	5.500	05/01/2037	1,387,691
4,610,000	Stoneybrook, FL South Community Devel. District	5.800	05/01/2039	2,048,961
2,500,000	Summerville, FL Community Devel. District	5.500	05/01/2036	1,131,800
5,220,000	Sumter County, FL IDA (North Sumter Utility Company)[2]	6.800	10/01/2032	5,220,418
5,800,000	Sweetwater Creek, FL Community Devel. District	5.500	05/01/2038	2,625,022
14,000,000	Tampa Bay, FL Regional Water Supply Authority[1]	5.000	10/01/2034	14,683,060
9,460,000	Tern Bay, FL Community Devel. District[3,4]	5.000	05/01/2015	2,835,162
19,075,000	Tern Bay, FL Community Devel. District[3,4]	5.375	05/01/2037	5,716,778
33,650,000	Tolomato, FL Community Devel. District Special Assessment[2]	6.650	05/01/2040	27,865,902
2,835,000	Town Center, FL at Palm Coast Community Devel. District[2]	6.000	05/01/2036	1,895,509
4,950,000	Treeline, FL Preservation Community Devel. District[2]	6.800	05/01/2039	2,522,223
725,000	Turnbull Creek, FL Community Devel. District Special Assessment[2]	5.250	05/01/2037	467,386
1,370,000	Two Creeks, FL Community Devel. District[2]	5.250	05/01/2037	892,254
10,415,000	Verandah East, FL Community Devel. District[2]	5.400	05/01/2037	4,959,311
7,685,000	Verano Center, FL Community Devel. District[2]	5.375	05/01/2037	4,407,348
2,500,000	Villa Portofino East, FL Community Devel. District[2]	5.200	05/01/2037	1,934,175
1,265,000	Villa Vizcaya, FL Community Devel. District Special Assessment	5.550	05/01/2039	661,203
1,955,000	Villages of Westport, FL Community Devel. District	5.400	05/01/2020	1,328,481
8,340,000	Villages of Westport, FL Community Devel. District	5.700	05/01/2035	4,904,587
2,730,000	Villagewalk of Bonita Springs, FL Community Devel. District[2]	5.150	05/01/2038	1,685,748
1,395,000	Waterford Estates, FL Community Devel. District Special Assessment[3,4]	5.125	05/01/2013	452,957
3,350,000	Waterford Estates, FL Community Devel. District Special Assessment[3,4]	5.500	05/01/2037	1,087,745
3,735,000	Watergrass, FL Community Devel. District Special Assessment[2]	5.125	11/01/2014	2,201,783
2,270,000	Watergrass, FL Community Devel. District Special Assessment[2]	5.375	05/01/2039	1,168,891
3,190,000	Waterlefe, FL Community Devel. District Golf Course[3]	8.125	10/01/2025	27,913
6,490,000	Waters Edge, FL Community Devel. District	5.350	05/01/2039	3,171,988
3,025,000	Waters Edge, FL Community Devel. District[2]	5.400	05/01/2039	1,491,144
5,800,000	Waterstone, FL Community Devel. District[3,4]	5.500	05/01/2018	2,246,920
6,270,000	Wentworth Estates, FL Community Devel. District[3]	5.125	11/01/2012	1,989,471
40 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$27,815,000	Wentworth Estates, FL Community Devel. District[3]	5.625%	05/01/2037	$8,825,700
2,800,000	West Villages, FL Improvement District	5.350	05/01/2015	2,103,696
15,510,000	West Villages, FL Improvement District[3]	5.500	05/01/2037	7,180,199
20,900,000	West Villages, FL Improvement District	5.500	05/01/2038	10,796,522
18,550,000	West Villages, FL Improvement District	5.800	05/01/2036	9,496,673
14,925,000	Westridge, FL Community Devel. District[3,4]	5.800	05/01/2037	5,667,023
11,210,000	Westside, FL Community Devel. District	5.650	05/01/2037	4,736,225
17,340,000	Westside, FL Community Devel. District	7.200	05/01/2038	7,313,665
2,085,000	World Commerce, FL Community Devel. District Special Assessment[3,4]	5.500	05/01/2038	690,761
1,000,000	World Commerce, FL Community Devel. District Special Assessment[3,4]	6.500	05/01/2036	331,070
7,420,000	Wyld Palms, FL Community Devel. District[3]	5.400	05/01/2015	2,293,522
4,340,000	Wyld Palms, FL Community Devel. District[3]	5.500	05/01/2038	1,341,494
2,040,000	Zephyr Ridge, FL Community Devel. District[3,4]	5.250	05/01/2013	811,940
2,665,000	Zephyr Ridge, FL Community Devel. District[3,4]	5.625	05/01/2037	1,064,135

				1,023,524,871

Georgia—1.4%
60,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[2]	6.200	03/01/2027	60,065
25,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[2]	6.200	03/01/2029	25,024
40,000	Americus-Sumter County, GA Hospital Authority (South Georgia Methodist Home for the Aging)[2]	6.250	05/15/2016	39,814
3,000,000	Atlanta, GA Devel. Authority Student Hsg. (Clark Atlanta University)[2]	6.250	07/01/2036	2,214,150
4,500,000	Atlanta, GA Tax Allocation (Beltline)[2]	7.500	01/01/2031	4,672,800
775,000	Atlanta, GA Tax Allocation (Beltline)[2]	7.500	01/01/2031	796,305
140,000	Atlanta, GA Urban Residential Finance Authority (Spring Branch Apartments)[3]	4.250	04/01/2026	47,797
200,000	Brunswick and Glynn County, GA Devel. Authority (Georgia-Pacific Corp.)[2]	5.550	03/01/2026	184,078
270,000	Charlton County, GA Solid Waste Management Authority (Chesser Island Road Landfill)[2]	7.375	04/01/2018	253,595
30,000	Cherokee County, GA Hospital Authority (RT Jones Memorial Hospital)[2]	7.300	12/01/2013	32,851
50,000	Crisp County, GA Devel. Authority (International Paper Company)[2]	6.200	02/01/2020	50,747
480,000	East Point, GA (Camp Creek), Series B2	8.000	02/01/2026	488,467
125,000	Fulton County, GA Airport (Delta Airlines)[3,4]	5.300	05/01/2013	1
250,000	Fulton County, GA Airport (Delta Airlines)[3,4]	5.450	05/01/2023	3
41 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Georgia Continued
$25,000	Fulton County, GA Airport (Delta Airlines)[3,4]	5.500%	05/01/2033	$—
80,000	Fulton County, GA Airport (Delta Airlines)[3,4]	6.950	11/01/2012	1
31,945,000	Fulton County, GA Devel. Authority (Piedmont Healthcare)[1]	5.000	06/15/2029	32,959,892
13,730,000	Fulton County, GA Devel. Authority (Piedmont Healthcare/Piedmont Hospital/Piedmont Hospital Foundation Obligated Group)[1]	5.250	06/15/2037	14,091,648
6,000,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[2]	5.000	07/01/2027	4,346,340
1,000,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[2]	5.125	07/01/2042	630,950
2,770,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[2]	5.000	07/01/2029	1,932,324
10,000	GA Hsg. and Finance Authority (Single Family Mtg.)[2]	5.400	12/01/2031	10,343
3,600,000	Gainesville, GA Redevel. Authority (Riverside Military Academy)[2]	5.125	03/01/2037	2,455,056
24,150,000	Irwin County, GA COP	8.000	08/01/2037	20,979,588
2,000,000	Marietta, GA Devel. Authority (University Facilities)[2]	7.000	06/15/2039	1,987,500
100,000	McDuffie County, GA County Devel. Authority (Temple-Inland)[2]	6.950	12/01/2023	98,437
430,000	Savannah, GA EDA (Skidway Health & Living Services)[2]	6.850	01/01/2019	439,701
1,055,000	Savannah, GA EDA (Skidway Health & Living Services)[2]	7.400	01/01/2024	1,074,623
2,985,000	Savannah, GA EDA (Skidway Health & Living Services)[2]	7.400	01/01/2034	3,009,805

				92,881,905

Hawaii—0.1%
1,750,000	HI Dept. of Budget & Finance Special Purpose (15 Craigside)	9.000	11/15/2044	1,972,058
400,000	HI Dept. of Transportation (Continental Airlines)[2]	5.625	11/15/2027	351,292
6,950,000	HI Dept. of Transportation (Continental Airlines)[2]	7.000	06/01/2020	6,949,792

				9,273,142

Idaho—0.0%
5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[2]	5.350	01/01/2025	5,110
25,000	ID Hsg. Agency (Single Family Mtg.)[2]	6.200	07/01/2025	25,242
25,000	Power County, ID Industrial Devel. Corp. (FMC Corp.)[2]	6.450	08/01/2032	25,165

				55,517

Illinois—6.5%
1,700,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)[2]	5.625	01/01/2018	1,330,522
24,285,553	Aurora, IL Single Family Mtg.[1]	5.500	12/01/2039	26,841,359
28,168,058	Aurora, IL Single Family Mtg.[1]	6.300	12/01/2045	30,589,473
42 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Illinois Continued
$1,750,000	Belleville, IL Tax Increment (Frank Scott Parkway Redevel.)	5.700%	05/01/2036	$1,445,938
4,117,500	Bolingbrook, IL Will and Du Page Counties Wastewater Facilities (Crossroads Treatment)[2]	6.600	01/01/2035	3,369,433
30,685,000	Caseyville, IL Tax (Forest Lakes)	7.000	12/30/2022	18,854,398
65,000	Chicago, IL Midway Airport, Series B2	5.625	01/01/2029	65,025
35,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)[2]	6.125	02/20/2042	35,870
16,845,000	Chicago, IL O’Hare International Airport (Delta Airlines)[2]	6.450	05/01/2018	15,759,508
10,032,000	Cortland, IL Special Tax (Sheaffer System)	5.500	03/01/2017	6,205,394
1,500,000	Deerfield, IL Educational Facilities (Chicagoland Jewish High School)[3]	6.000	05/01/2041	749,700
1,000,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[2]	5.625	03/01/2036	797,430
3,750,000	Gilberts, IL Special Service Area No. 19 Special Tax (Conservancy)[3]	5.375	03/01/2016	2,037,788
1,375,000	Godfrey, IL (United Methodist Village)[2]	5.875	11/15/2029	777,081
1,720,000	Hampshire, IL Special Service Area No. 16 (Crown Devel.-Prairie Ridge)[2]	5.625	03/01/2022	1,377,204
3,135,000	Hampshire, IL Special Service Area No. 16 (Crown Devel.-Prairie Ridge)[2]	6.000	03/01/2046	2,149,607
1,160,000	Hampshire, IL Special Service Area No. 17 (Crown Devel.-Oakstead)[2]	5.625	03/01/2022	928,812
7,450,000	Hampshire, IL Special Service Area No. 17 (Crown Devel.-Oakstead)[2]	6.000	03/01/2045	5,118,299
2,430,000	Hampshire, IL Special Service Area No. 18 (Crown Devel.-Tamms Farm)[2]	6.000	03/01/2044	1,673,006
1,575,000	Hampshire, IL Special Service Area No. 19 (Crown Devel.-Prairie Ridge East)[2]	5.625	03/01/2022	1,261,103
4,270,000	Hampshire, IL Special Service Area No. 19 (Crown Devel.-Prairie Ridge East)[2]	6.000	03/01/2046	2,927,854
6,165,000	Harvey, IL GO2	5.500	12/01/2027	5,899,042
2,500,000	Harvey, IL GO2	5.625	12/01/2032	2,397,100
18,671	IL Devel. Finance Authority (Community Rehabilitation Providers)[2]	8.250	08/01/2012	14,653
285,000	IL Devel. Finance Authority Solid Waste (WSREC)[2]	8.250	04/01/2023	285,667
11,455,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)[2]	6.500	12/01/2037	9,894,600
41,175,000	IL Finance Authority (Advocate Health Care)[1]	5.375	04/01/2044	42,510,642
11,000,000	IL Finance Authority (Advocate Health Care)[1]	5.375	04/01/2044	11,356,834
685,000	IL Finance Authority (Advocate Health Care)[2]	5.375	04/01/2044	707,221
20,000,000	IL Finance Authority (Advocate Health Care)[1]	5.500	04/01/2044	20,823,545
43 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Illinois Continued
$3,195,000	IL Finance Authority (Bethel Terrace Apartments)[2]	5.375%	09/01/2035	$2,745,911
145,000	IL Finance Authority (Bridgeway/Bridgeway Foundation/Occupation Devel. Center Obligated Group)[2]	4.625	07/01/2027	120,336
1,200,000	IL Finance Authority (Central Baptist Village)[2]	5.375	11/15/2039	959,412
5,000,000	IL Finance Authority (Central Dupage Health System/Central Dupage Hospital Assoc.)[1]	5.375	11/01/2039	5,185,900
12,500,000	IL Finance Authority (Central Dupage Health)[1]	5.500	11/01/2039	13,080,000
4,000,000	IL Finance Authority (Clare Oaks)[2]	6.000	11/15/2039	2,790,840
1,000,000	IL Finance Authority (DeKalb Supportive Living)[2]	6.100	12/01/2041	807,600
6,000,000	IL Finance Authority (EMHC/EMHH/EMH Obligated Group)[2]	5.625	01/01/2037	5,703,300
2,250,000	IL Finance Authority (Franciscan Communities)[2]	5.500	05/15/2027	1,886,243
2,750,000	IL Finance Authority (Franciscan Communities)[2]	5.500	05/15/2037	2,075,205
2,000,000	IL Finance Authority (Friendship Village Schaumburg)[2]	5.375	02/15/2025	1,754,420
2,000,000	IL Finance Authority (Friendship Village Schaumburg)[2]	5.625	02/15/2037	1,632,780
30,000,000	IL Finance Authority (Illinois River Energy)[2]	8.500	07/01/2019	18,373,800
850,000	IL Finance Authority (Luther Oaks)[2]	6.000	08/15/2026	750,907
1,500,000	IL Finance Authority (Luther Oaks)[2]	6.000	08/15/2039	1,261,410
3,265,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[2]	5.000	08/15/2024	2,621,893
3,640,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[2]	5.125	08/15/2028	2,790,169
2,290,188	IL Finance Authority (Monarch Landing)[10,11]	0.586	12/01/2027	309,633
11,221,922	IL Finance Authority (Monarch Landing)[10,11]	0.586	12/01/2037	1,517,204
27,482,259	IL Finance Authority (Monarch Landing)[10,11]	0.586	12/01/2042	3,715,601
1,250,000	IL Finance Authority (Montgomery Place)[2]	5.500	05/15/2026	1,098,413
2,050,000	IL Finance Authority (Montgomery Place)[2]	5.750	05/15/2038	1,729,032
8,000,000	IL Finance Authority (OSF Healthcare System)[2]	5.750	11/15/2033	7,989,040
21,000,000	IL Finance Authority (Provena Health)[2]	7.750	08/15/2034	24,395,070
1,040,000	IL Finance Authority (RUMC/RCMC/CMH/RCF/TYW Obligated Group)[2]	7.250	11/01/2030	1,193,504
2,000,000	IL Finance Authority (Sedgebrook)[10,11]	6.000	11/15/2027	501,200
9,000,000	IL Finance Authority (Sedgebrook)[10,11]	6.000	11/15/2037	2,255,400
8,500,000	IL Finance Authority (Sedgebrook)[10,11]	6.000	11/15/2042	2,130,100
8,700,000	IL Health Facilities Authority[3,4]	6.900	11/15/2033	3,316,440
90,000	IL Health Facilities Authority (Delnor Community Resource Living)[2]	6.000	11/15/2017	87,004
5,780,000	IL Health Facilities Authority (Sherman Health System)[2]	5.250	08/01/2022	5,748,499
7,140,000	Lake County, IL Special Service Area No. 8	7.125	03/01/2037	6,801,278
44 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Illinois Continued
$500,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)[2]	5.500%	01/01/2036	$329,650
13,635,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)[2]	7.125	01/01/2036	11,113,207
3,489,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[2]	5.750	03/01/2022	2,215,724
4,000,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[2]	6.125	03/01/2040	2,024,360
1,810,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)[2]	5.750	03/01/2022	1,149,459
370,000	Peoria, IL Hsg. (Peoria Oak Woods Apartments)[2]	7.750	10/15/2033	347,863
3,500,000	Plano, IL Special Service Area No. 5[2]	6.000	03/01/2036	2,909,550
3,750,000	Quad Cities, IL Regional EDA (Heritage Woods Moline)[2]	6.000	12/01/2041	2,937,788
6,125,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)[2]	6.375	08/01/2040	4,027,555
162	Robbins, IL Res Rec (Robbins Res Rec Partners)[2]	7.250	10/15/2024	153
2,500,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)[2]	6.625	06/01/2037	2,347,650
1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)[2]	5.850	12/01/2036	1,246,965
16,440,000	Southwestern IL Devel. Authority (Local Government Programming)[2]	7.000	10/01/2022	15,726,011
6,800,000	Southwestern IL Devel. Authority (Village of Sauget)[2]	5.625	11/01/2026	4,998,204
15,230,000	Southwestern IL Devel. Authority Solid Waste Disposal (Center Ethanol Company)[2]	8.250	12/01/2019	8,543,269
8,450,000	Upper, IL River Valley Devel. Authority (Living Springs McHenry)[2]	6.100	12/01/2041	6,865,963
3,025,000	Vernon Hills, IL Tax Increment (Town Center)[2]	6.250	12/30/2026	2,663,361
3,165,000	Volo Village, IL Special Service Area (Lancaster Falls)[2]	5.750	03/01/2036	2,572,069
5,524,000	Volo Village, IL Special Service Area (Remington Pointe)[2]	6.450	03/01/2034	5,021,868
5,115,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)[2]	5.875	03/01/2036	4,630,354

				427,182,675

Indiana—2.4%
8,080,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[2,11]	6.500	07/01/2033	5,394,854
19,585,000	Bluffton, IN Solid Waste Disposal Facility (Bluffton Subordinate Industrial Bio-Energy)[2]	7.500	09/01/2019	13,237,893
14,700,000	Carmel, IN Redevel. District COP[2]	7.750	01/15/2030	15,218,028
45  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Indiana Continued
$11,830,000	Carmel, IN Redevel. District COP[2]	8.000%	01/15/2035	$12,236,952
1,475,000	East Chicago, IN Solid Waste Disposal (USG Corp.)[2]	5.500	09/01/2028	1,241,906
5,805,000	East Chicago, IN Solid Waste Disposal (USG Corp.)[2]	6.375	08/01/2029	5,392,439
25,000	Fort Wayne, IN Pollution Control (General Motors Corp.)[3,4]	6.200	10/15/2025	7,500
600,000	Hammond, IN Local Public Improvement District[2]	6.500	08/15/2030	605,862
1,000,000	Hammond, IN Local Public Improvement District[2]	6.750	08/15/2035	1,010,560
10,000	IN Bond Bank (Southwestern Bartholomew Water Corp.)	6.625	06/01/2012	10,022
24,000,000	IN Finance Authority (Trinity Healthcare Credit Group)[1]	5.250	12/01/2038	24,986,640
925,000	IN Finance Authority Educational Facilities (Irvington Community)[2]	9.000	07/01/2039	1,105,958
9,585,000	IN Health & Educational Facilities Financing Authority (AH/SVH Obligated Group)[2]	5.000	11/15/2036	9,760,310
14,745,000	IN Health & Educational Facilities Financing Authority (AH/SVH Obligated Group)[2]	5.000	11/15/2036	15,014,686
1,835,000	IN Health Facility Financing Authority (Methodist Hospitals)[2]	5.500	09/15/2031	1,606,598
550,000	IN Pollution Control (General Motors Corp.)[3,4]	5.625	04/01/2011	165,000
9,365,000	Indianapolis, IN Multifamily Hsg. (Covered Bridge)[2,11]	6.500	04/01/2030	6,973,554
75,000	Jasper County, IN Economic Devel. (Georgia-Pacific Corp.)[2]	5.600	04/01/2029	69,007
215,000	Jasper County, IN Economic Devel. (Georgia-Pacific Corp.)[2]	5.625	12/01/2027	199,056
30,000	North Manchester, IN (Estelle Peabody Memorial Home)[3]	6.500	07/01/2015	18,660
17,505,000	North Manchester, IN (Estelle Peabody Memorial Home)[3]	7.250	07/01/2033	10,897,738
60,000	Petersburg, IN Pollution Control (Indianapolis Power & Light Company)[2]	6.375	11/01/2029	61,550
6,820,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[2]	6.500	07/01/2022	6,223,114
230,000	St. Joseph County, IN Economic Devel. (Holy Cross Village Notre Dame)[2]	5.550	05/15/2019	225,366
5,955,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)[2]	6.250	01/01/2024	5,053,115
24,345,000	Wabash County, IN Economic Devel. (North Manchester Ethanol)	9.250	07/01/2020	19,127,623
4,500,000	Wabash County, IN Economic Devel. (North Manchester Ethanol)	14.000	07/01/2020	3,616,965

				159,460,956
46  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Iowa—2.0%
$500,000	Cedar Rapids, IA (Cottage Grove Place)	5.875%		07/01/2028	$382,170
2,545,000	Cedar Rapids, IA (Cottage Grove Place)	6.000		07/01/2014	2,447,043
5,475,000	Dickinson County, IA Hsg. (Spirit Lake)	5.875		12/01/2036	4,434,860
395,000	IA Finance Authority (Amity Fellowserve)[2]	5.900		10/01/2016	378,702
810,000	IA Finance Authority (Amity Fellowserve)[2]	6.000		10/01/2028	688,281
940,000	IA Finance Authority (Amity Fellowserve)[2]	6.375		10/01/2026	845,558
2,190,000	IA Finance Authority (Amity Fellowserve)[2]	6.500		10/01/2036	1,958,517
1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)	5.900		12/01/2028	730,765
900,000	IA Finance Authority Retirement Community (Friendship Haven)[2]	6.125		11/15/2032	816,534
1,000,000	IA Finance Authority Senior Hsg. (Bethany Manor)[2]	5.550		11/01/2041	857,040
1,300,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[2]	5.375		06/01/2025	947,765
1,225,000	IA Higher Education Loan Authority (Upper Iowa University)[2]	5.750		09/01/2030	1,232,375
1,400,000	IA Higher Education Loan Authority (Upper Iowa University)[2]	6.000		09/01/2039	1,420,328
36,910,000	IA Tobacco Settlement Authority[2]	5.375		06/01/2038	26,473,698
45,000,000	IA Tobacco Settlement Authority[2]	5.500		06/01/2042	32,285,700
190,800,000	IA Tobacco Settlement Authority	6.250	[5]	06/01/2046	5,960,592
360,990,000	IA Tobacco Settlement Authority	7.125	[5]	06/01/2046	9,346,031
60,000,000	IA Tobacco Settlement Authority (TASC)[2]	5.625		06/01/2046	43,411,800

					134,617,759

Kansas—0.1%
45,000	Goddard, KS Industrial Revenue (IFR Systems)[2]	6.250		05/01/2012	45,471
55,000	KS Devel. Finance Authority (VS/VSCF/JGCCF Obligated Group)[2]	5.500		11/15/2015	54,548
1,255,000	Lenexa, KS Multifamily Hsg. (Meadows Apartments)[2]	7.950		10/15/2035	1,008,882
4,500,000	Olathe, KS Tax Increment (Gateway)	5.000		03/01/2026	2,203,830
2,500,000	Olathe, KS Transportation Devel. District (Gateway)	5.000		12/01/2028	1,194,475
2,475,000	Wyandotte County/Kansas City, KS Unified Government Industrial Devel. (Crestwood Apartments)[3,4]	6.950		06/01/2037	297,074
1,400,000	Wyandotte County/Kansas City, KS Unified Government Pollution Control (General Motors)	6.000		06/01/2025	1,253,714

					6,057,994
47  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Kentucky—0.3%
$15,000	Elizabethtown, KY Industrial Building (Elizabethtown Medical Rehabilitation)[2]	10.250%	12/01/2016	$15,101
28,805,000	Kenton County, KY Airport (Delta Airlines)[3]	8.000	12/01/2015	288
31,750,000	Kenton County, KY Airport (Delta Airlines)[3]	8.000	12/01/2015	318
27,170,000	Kenton County, KY Airport (Delta Airlines)[3]	8.000	12/01/2015	272
45,560,000	Kenton County, KY Airport (Delta Airlines)[3]	8.000	12/01/2015	456
150,000	Kenton County, KY Airport (Delta Airlines)[3]	8.000	12/01/2015	2
2,455,000	Kuttawa, KY (1st Mtg.-GF/Kentucky)[2]	6.750	03/01/2029	2,255,679
14,000,000	KY EDFA (Baptist Healthcare System)[1]	5.375	08/15/2024	15,272,180
1,775,000	Louisville & Jefferson County, KY Metropolitan Government Health Facilities (JHF/SMHC Obligated Group)[2]	6.125	02/01/2037	1,850,189
2,900,000	Morgantown, KY Solid Waste Disposal (Imco Recycling)[3,4]	6.000	05/01/2023	8,700
4,600,000	Morgantown, KY Solid Waste Disposal (Imco Recycling)[3,4]	7.450	05/01/2022	18,400
5,740,000	Morgantown, KY Solid Waste Disposal (Imco Recycling)[3,4]	7.650	05/01/2016	22,960

				19,444,545

Louisiana—1.5%
175,000	Caddo Parish, LA Industrial Devel. Board (Pennzoil Products Company)[2]	5.600	12/01/2028	175,163
20,000	De Soto Parish, LA Environmental Improvement (International Paper Company)[2]	5.600	11/01/2022	20,002
1,200,000	Juban Park, LA Community Devel. District Special Assessment[2]	5.150	10/01/2014	1,113,024
3,660,000	LA CDA (Eunice Student Hsg. Foundation)	7.375	09/01/2033	2,461,423
11,415,000	LA HFA (La Chateau)[2]	7.250	09/01/2039	11,844,090
980,000	LA Local Government EF&CD Authority (Cypress Apartments)[2]	8.000	04/20/2028	843,006
450,000	LA Local Government EF&CD Authority (Sharlo Apartments)[2]	8.000	06/20/2028	371,777
7,000,000	LA Public Facilities Authority (Ochsner Clinic Foundation)[2]	5.375	05/15/2043	6,520,640
5,350,000	LA Public Facilities Authority (Progressive Healthcare)[2]	6.375	10/01/2028	4,400,643
65,080,000	LA Tobacco Settlement Financing Corp. (TASC)[2]	5.875	05/15/2039	64,140,245
7,400,000	Lakeshore Villages, LA Master Community Devel. District	5.250	07/01/2017	4,530,798
60,000	New Orleans, LA Sewage Service[2]	5.400	06/01/2017	60,018
15,000	Tensas Parish, LA Law Enforcement District COP	8.000	10/01/2010	14,947
10,000	West Feliciana Parish, LA Pollution Control (Entergy Gulf States)[2]	6.600	09/01/2028	10,010

				96,505,786
48  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Maine—0.5%
$56,390,000	ME Finance Authority Solid Waste Recycling Facilities (Great Northern Paper)[3,4]	7.750%	10/01/2022	$12,969,700
20,000	North Berwick, ME (Hussey Seating Company)[2]	7.000	12/01/2013	20,019
4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)[2]	6.625	07/01/2020	4,644,192
14,265,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)[2]	6.875	10/01/2026	13,473,863

				31,107,774

Maryland—0.3%
6,807,000	Brunswick, MD Special Obligation (Brunswick Crossing)[2]	5.500	07/01/2036	5,016,146
5,135,000	MD EDC Student Hsg. (Bowie State University)[2]	6.000	06/01/2023	4,934,786
400,000	MD EDC Student Hsg. (University of Maryland)[2]	5.625	10/01/2023	303,592
8,500,000	MD EDC Student Hsg. (University of Maryland)[2]	5.750	10/01/2033	5,978,815
600,000	MD H&HEFA (King Farm Presbyterian Community)[2]	5.300	01/01/2037	437,196
925,000	MD H&HEFA (Washington Christian Academy)	5.500	07/01/2038	397,750
2,250,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)[2]	5.250	01/01/2037	1,387,058

				18,455,343

Massachusetts—2.1%
800,000	MA Devel. Finance Agency (Eastern Nazarene College)[2]	5.625	04/01/2019	767,880
2,630,000	MA Devel. Finance Agency (Eastern Nazarene College)[2]	5.625	04/01/2029	2,263,431
1,800,000	MA Devel. Finance Agency (Linden Ponds)[2]	5.750	11/15/2042	1,313,010
275,000	MA Devel. Finance Agency (Regis College)[2]	5.250	10/01/2018	248,111
1,000,000	MA Devel. Finance Agency (VOA Concord)[2]	5.200	11/01/2041	726,710
24,215,000	MA Educational Financing Authority, Series H1	6.350	01/01/2030	25,920,030
55,000	MA H&EFA (Holyoke Hospital)[2]	6.500	07/01/2015	51,862
1,350,000	MA H&EFA (North Adams Regional Hospital)[2]	6.625	07/01/2018	1,306,017
4,250,000	MA H&EFA (Partners Healthcare System)[1]	5.000	07/01/2034	4,391,908
23,100,000	MA H&EFA (Partners Healthcare System)[1]	5.000	07/01/2039	23,717,925
6,300,000	MA H&EFA (Tufts Medical Center)[2]	5.000	05/15/2022	6,307,308
50,080,000	MA HFA, Series A1	5.250	07/01/2025	50,698,971
10,500,000	MA HFA, Series A1	5.300	06/01/2049	10,213,444
8,330,000	MA HFA, Series C1	5.400	12/01/2049	8,235,281
50,000	MA Port Authority (Delta Air Lines)	5.000	01/01/2027	39,502

				136,201,390
49  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Michigan—4.3%
$10,100,000	Detroit, MI City School District[1]	6.000%		05/01/2029	$11,332,099
100,000	Detroit, MI GO2	5.000		04/01/2014	98,808
5,850,000	Detroit, MI GO2	5.000		04/01/2021	4,960,566
225,000	Detroit, MI GO2	5.250		04/01/2014	224,168
2,600,000	Detroit, MI GO2	5.250		04/01/2016	2,485,574
350,000	Detroit, MI GO2	5.250		04/01/2017	327,131
1,000,000	Detroit, MI GO2	5.250		04/01/2020	887,460
2,000,000	Detroit, MI GO2	5.250		04/01/2020	1,774,920
2,210,000	Detroit, MI GO2	5.250		04/01/2021	1,914,943
100,000	Detroit, MI GO2	5.250		04/01/2023	84,107
40,000	Detroit, MI GO2	5.375		04/01/2015	39,810
3,305,000	Detroit, MI Local Devel. Finance Authority[2]	6.700		05/01/2021	1,997,377
2,060,000	Detroit, MI Local Devel. Finance Authority[2]	6.850		05/01/2021	1,244,837
585,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[2]	5.375		05/01/2018	350,854
35,035,000	Detroit, MI Sewer Disposal System[1]	0.957	[6]	07/01/2032	24,444,859
5,835,000	Detroit, MI Sewer Disposal System[2]	0.957	[6]	07/01/2032	4,071,255
10,000,000	Detroit, MI Tax Anticipation Notes	10.000		10/01/2010	10,000,800
750,000	East Lansing, MI Economic Corp. (Burcham Hills)[2]	5.250		07/01/2037	581,828
500,000	Kalamazoo, MI EDC (Heritage Community)[2]	5.500		05/15/2036	415,610
10,500,000	Kent, MI Hospital Finance Authority[2]	6.250		07/01/2040	9,879,345
1,625,000	Kent, MI Hospital Finance Authority (MetroH/MetroHC/MetroF Obligated Group)[2]	6.000		07/01/2035	1,523,389
450,000	Macomb, MI Public Academy[2]	6.750		05/01/2037	399,227
65,000	MI Hospital Finance Authority (Detroit Medical Center)[2]	6.500		08/15/2018	64,991
4,000,000	MI Hospital Finance Authority (HFHS/HAPM/WH&MC Obligated Group)[2]	5.750		11/15/2039	4,022,480
2,900,000	MI Hospital Finance Authority (Oakwood Obligated Group)[2]	5.000		07/15/2037	2,670,639
50,000,000	MI Municipal Bond Authority	9.500		08/20/2010	49,983,500
900,000	MI Public Educational Facilities Authority (American Montessori)[2]	6.500		12/01/2037	824,040
1,500,000	MI Public Educational Facilities Authority (Old Redford Academy)[2]	6.000		12/01/2035	1,367,550
1,465,500	MI Strategic Fund Limited Obligation (Wolverine Human Services)[2]	7.875		08/31/2028	1,398,996
4,730,000	MI Strategic Fund Pollution Control (General Motors Corp.)[3,4]	6.200		09/01/2020	1,419,000
4,200,000	MI Strategic Fund Solid Waste (Genesee Power Station)[2]	7.500		01/01/2021	3,846,696
50  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Michigan Continued
$428,990,000	MI Tobacco Settlement Finance Authority	7.286%[5]		06/01/2052	$8,120,781
3,048,780,000	MI Tobacco Settlement Finance Authority	8.877	[5]	06/01/2058	30,518,288
1,625,000	Pontiac, MI City School District[2]	4.500		05/01/2020	1,450,183
52,930,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[1]	5.000		12/01/2029	52,893,994
10,000,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[1]	5.000		12/01/2034	9,936,568
20,000,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[2]	5.000		12/01/2034	17,479,000
5,830,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[2]	5.250		12/01/2021	5,906,082
14,400,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)[2]	6.000		12/01/2029	12,968,064

					283,909,819

Minnesota—1.0%
1,530,000	Burnsville, MN Commercial Devel. (Holiday Inn)[3,4]	5.900		04/01/2008	306,000
1,000,000	Cokato, MN Senior Hsg. (Cokato Charitable Trust)[2]	5.400		12/01/2036	863,640
1,750,000	Cottage Grove, MN Senior Hsg.[2]	6.000		12/01/2046	1,623,808
2,000,000	Elysian, MN Senior Hsg. (Kingsway Ministries)	5.350		05/01/2042	1,552,400
1,000,000	Eveleth, MN Multifamily (Manor House Woodland)[2]	5.500		10/01/2025	932,650
2,000,000	Eveleth, MN Multifamily (Manor House Woodland)[2]	5.700		10/01/2036	1,781,460
2,160,000	Green Isle, MN Senior Hsg. (Kingsway Ministries)	5.500		05/01/2042	1,717,070
525,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[2]	5.500		04/01/2023	456,110
3,250,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[2]	5.650		12/01/2022	2,870,238
6,370,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)[2]	6.850		12/01/2029	6,021,179
1,750,000	Lake Crystal, MN Hsg. (Ecumen-Second Century)[8]	6.250		09/01/2040	1,728,825
14,680,000	Lamberton, MN Solid Waste (Highwater Ethanol)[2]	8.500		12/01/2022	11,361,439
9,545,000	Mankato, MN Industrial Devel. (Environ Biocomposites Holdings)[3,4]	7.250		12/01/2025	4,061,398
47,015,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission (Northwest Airlines)[3,4]	7.000		04/01/2025	470
16,400,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission (Northwest Airlines)[3,4]	7.375		04/01/2025	164
730,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[2]	5.400		04/01/2028	609,302
5,340,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[2]	5.500		04/01/2042	4,201,886
500,000	Minneapolis, MN Tax Increment (Ivy Tower)[2]	5.500		02/01/2022	387,270
1,000,000	Minneapolis, MN Tax Increment (Ivy Tower)[2]	5.700		02/01/2029	699,060
51  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$900,000	New Hope, MN Hsg. & Health Care Facilities (Minnesota Masonic Home North Ridge)[2]	5.900%	03/01/2019	$882,756
80,000	New Hope, MN Multifamily (Chardon Court)	7.250	06/01/2026	60,313
25,000	Northfield, MN Lease (Village School of Northfield)[3,4]	6.500	12/01/2014	6,717
330,000	Northfield, MN Lease (Village School of Northfield)[3,4]	7.500	12/01/2024	67,488
2,100,000	Northwest MN Multi-County Hsg. and Redevel. Authority[2]	5.450	07/01/2041	1,731,072
10,170,000	Otter Tail County, MN GO3	7.500	11/01/2019	2,861,431
1,000,000	Pine City, MN Health Care & Hsg. (North Branch)[2]	6.125	10/20/2047	974,870
3,700,000	Richfield, MN Senior Hsg. (Richfield Senior Hsg.)[2]	6.625	12/01/2039	3,737,222
465,000	Rochester, MN Multifamily Hsg. (Eastridge Estates)[2]	7.750	12/15/2034	445,368
830,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[2]	5.375	08/01/2021	775,336
790,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[2]	5.625	02/01/2031	681,896
85,000	St. Cloud, MN Hsg. & Redevel. Authority (Germain Towers)[2]	5.900	09/01/2020	76,043
1,270,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[2]	7.000	09/15/2037	1,026,414
1,924,036	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)[2]	5.630	10/01/2033	1,700,982
3,000,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[2]	6.250	03/01/2029	2,643,360
400,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[2]	5.750	09/01/2026	362,904
650,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[2]	6.000	09/01/2036	572,527
1,800,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)[2]	6.800	03/01/2029	1,764,576
1,214,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)[2]	7.000	03/01/2029	1,214,134
805,000	St. Paul, MN Port Authority (Great Northern)[2]	6.000	03/01/2030	746,452
548,074	St. Paul, MN Port Authority Parking Revenue (4th Parking Ramp)[3]	8.000	12/01/2027	142,631
1,425,000	Wadena, MN Hsg. & Redevel. Authority (Humphrey Manor East)[2]	6.000	02/01/2019	1,221,653

				64,870,514

Mississippi—0.3%
175,000	Jackson, MS Hsg. Authority (Elton Park Apartments)[2]	5.400	04/01/2039	178,143
3,000,000	Meridian, MS Tax Increment (Meridian Crossroads)[2]	8.750	12/01/2024	3,076,320
4,625,000	MS Business Finance Corp. (Intrinergy Wiggins)[2]	8.000	01/01/2023	4,072,590
1,395,000	Ridgeland, MS Tax Increment (Colony Park)[2]	5.250	10/01/2027	1,414,153
1,755,000	Ridgeland, MS Tax Increment (Colony Park)[2]	5.375	10/01/2028	1,779,588
52  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Mississippi Continued
$16,410,000	Stonebridge, MS Public Improvement District Special Assessment[3]	7.500%	10/01/2042	$8,233,225
175,000	Warren County, MS Environmental Improvement (International Paper Company)[2]	6.250	09/01/2023	176,108

				18,930,127

Missouri—1.4%
250,000	Belton, MO Tax Increment (Belton Town Center)[2]	5.500	03/01/2020	236,100
400,000	Belton, MO Tax Increment (Belton Town Center)[2]	5.625	03/01/2025	358,620
580,000	Branson Hills, MO Infrastructure Facilities[2]	5.000	04/01/2012	571,225
500,000	Branson Hills, MO Infrastructure Facilities[2]	5.000	04/01/2016	454,030
500,000	Branson Hills, MO Infrastructure Facilities[2]	5.000	04/01/2017	441,035
730,000	Branson Hills, MO Infrastructure Facilities[2]	5.500	04/01/2022	596,483
750,000	Branson Hills, MO Infrastructure Facilities[2]	5.500	04/01/2027	563,768
4,900,000	Branson, MO Commerce Park Community Improvement District[2]	5.750	06/01/2026	4,068,764
2,485,000	Branson, MO IDA (Branson Hills Redevel.)[2]	5.750	05/01/2026	2,104,919
13,000,000	Branson, MO IDA (Branson Hills Redevel.)[2]	7.050	05/01/2027	11,787,880
1,665,000	Branson, MO IDA (Branson Landing)[2]	5.250	06/01/2021	1,444,937
2,470,000	Branson, MO IDA (Branson Landing)[2]	5.500	06/01/2029	1,956,759
24,535,000	Branson, MO IDA (Branson Shoppe Redevel.)[2]	5.950	11/01/2029	20,493,595
5,000,000	Branson, MO Regional Airport (Branson Airport)	6.000	07/01/2025	2,845,050
570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)[2]	6.125	12/01/2036	377,169
1,215,000	Chillicothe, MO Tax Increment (South U.S. 65)[2]	5.500	04/01/2021	1,117,156
1,100,000	Chillicothe, MO Tax Increment (South U.S. 65)[2]	5.625	04/01/2027	950,499
30,000	Fenton, MO Tax Increment (Dierbergs)[2]	7.250	10/01/2021	30,023
200,000	Jackson County, MO IDA (Avila College)[2]	6.500	12/02/2025	200,160
1,250,000	Jennings, MO Tax Increment & Community Improvement (Northland Redevel. Area)[2]	5.000	11/01/2023	1,132,475
500,000	Kansas City, MO IDA (Plaza Library)[2]	5.900	03/01/2024	486,775
1,333,000	Kansas City, MO IDA (West Paseo)[2]	6.750	07/01/2036	1,020,798
375,000	Kansas City, MO IDA (Woodbridge Apartments)	6.700	08/01/2015	355,515
3,750,000	Kansas City, MO Tax Increment (Briarcliff West)[2]	5.400	06/01/2024	3,271,463
1,625,000	Lees Summit, MO IDA (Kensington Farms)[2]	5.500	03/01/2021	1,466,156
750,000	Lees Summit, MO IDA (Kensington Farms)[2]	5.750	03/01/2029	626,708
3,065,000	Liberty, MO Tax Increment (Liberty Triangle)[2]	5.875	10/01/2029	2,721,505
3,240,000	MO Dardenne Town Square Transportation Devel. District	5.000	05/01/2026	2,066,245
3,825,000	MO Dardenne Town Square Transportation Devel. District	5.000	05/01/2036	2,058,347
53  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Missouri Continued
$2,620,000	MO Enright Arlington Community Improvement District[2]	5.400%		03/01/2026	$2,291,190
20,000	MO Environmental Improvement & Energy Resources Authority (Union Electric Company)[2]	5.450		10/01/2028	19,997
1,910,000	MO Good Shepard Nursing Home District[2]	5.900		08/15/2023	1,781,572
230,000	MO Grindstone Plaza Transportation Devel. District[2]	5.250		10/01/2021	181,093
400,000	MO Grindstone Plaza Transportation Devel. District[2]	5.400		10/01/2026	293,724
115,000	MO Grindstone Plaza Transportation Devel. District[2]	5.550		10/01/2036	75,799
3,915,000	MO HDC (Mansion Apartments Phase II)[2]	6.170		04/01/2032	3,238,097
10,000	MO HDC (Single Family Mtg.)[2]	5.500		09/01/2033	10,395
775,000	Northwoods, MO Transportation Devel. District[2]	5.850		02/01/2031	624,294
2,000,000	St. Joseph, MO IDA (Living Community of St. Joseph)[2]	7.000		08/15/2032	1,930,400
2,000,000	St. Joseph, MO IDA (Shoppes at North Village)[2]	5.500		11/01/2027	1,828,980
10,000	St. Louis County, MO IDA (Century Garden Apartments)[2]	5.700		08/20/2039	10,053
2,461,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)[2]	6.000		08/21/2026	1,865,586
2,034,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500		05/29/2028	1,411,128
1,660,000	St. Louis, MO Tax Increment (Printers Lofts)	6.000		08/21/2026	1,258,380
3,045,000	St. Louis, MO Tax Increment (Security Building Redevel.)[2]	6.300		04/01/2027	2,372,085
2,429,000	St. Louis, MO Tax Increment (Washington East Condominiums)[2]	5.500		01/20/2028	1,685,556
1,600,000	St. Louis, MO Tax Increment (Washington East Condominiums)[2]	5.500		01/20/2028	1,110,288
1,108,000	St. Louis, MO Tax Increment Financing, Series A	5.500		09/02/2028	763,922
1,865,000	Stone Canyon, MO Improvement District (Infrastructure)[2]	5.700		04/01/2022	1,527,267
975,000	Stone Canyon, MO Improvement District (Infrastructure)[2]	5.750		04/01/2027	740,318
1,025,000	Suemandy, MO Mid-Rivers Community Improvement District[2]	7.000		10/01/2019	1,040,775
2,225,000	Suemandy, MO Mid-Rivers Community Improvement District[2]	7.500		10/01/2029	2,258,486

					94,123,544

Montana—0.2%
4,360,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[2]	0.000	[7]	09/01/2031	2,525,748
6,800,000	MT Board of Investment Exempt Facilities (Stillwater Mining Company)[2]	8.000		07/01/2020	6,318,900
1,125,000	MT Facilities Finance Authority (St. John’s Lutheran)[2]	6.000		05/15/2025	1,025,123
1,650,000	MT Facilities Finance Authority (St. John’s Lutheran)[2]	6.125		05/15/2036	1,416,162

					11,285,933
54  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Multi States—0.1%
$8,000,000	Munimae TE Bond Subsidiary[2]	5.900%	11/29/2049	$4,530,000

Nebraska—0.6%
1,360,000	Beatrice, NE Community Redevel. Authority (Beatrice Biodiesel)	6.625	12/01/2021	776,805
50,000	Dawson County, NE Sanitation & Improvement District[2]	5.650	02/01/2022	44,546
20,000,000	Douglas County, NE Hospital Authority (Methodist Health System)[1]	5.750	11/01/2048	21,411,990
1,250,000	Mead Village, NE Tax Increment (Biofuels-Mead)[2]	5.750	01/01/2022	536,300
2,400,000	NE Educational Facilities Authority (Midland Lutheran College)[2]	5.600	09/15/2029	2,044,056
5,560,000	Santee Sioux Nation, NE Tribal Health Care (Indian Health Service)[2]	8.750	10/01/2020	5,659,135
45,745,000	Saunders County, NE Individual Devel. (Mead Biofuels)[3,4]	7.000	12/01/2026	9,095,021

				39,567,853

Nevada—0.1%
1,000,000	Clark County, NV Improvement District[2]	5.000	02/01/2026	741,900
770,000	Clark County, NV Improvement District[2]	5.050	02/01/2031	531,262
25,000	Clark County, NV Pollution Control (Nevada Power Company)[2]	5.450	10/01/2023	23,901
10,000,000	Director of the State of NV Dept. of Business & Industry (Las Ventanas Retirement)[3,4]	7.000	11/15/2034	5,344,100
100,000	Las Vegas, NV Paiute Tribe, Series A2	6.625	11/01/2017	85,586
130,000	Mesquite, NV Special Improvement District (Canyon Creek)[2]	5.400	08/01/2020	98,846
510,000	Mesquite, NV Special Improvement District (Canyon Creek)[2]	5.500	08/01/2025	338,890
1,895,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[2]	6.150	08/01/2037	1,541,298

				8,705,783

New Hampshire—0.1%
1,945,000	NH Business Finance Authority (Air Cargo at Pease)	6.750	04/01/2024	1,538,942
70,000	NH Business Finance Authority (Connecticut Light & Power)[2]	5.850	12/01/2022	71,100
1,500,000	NH Business Finance Authority (Huggins Hospital)[2]	6.875	10/01/2039	1,530,330
4,000,000	NH H&EFA (Franklin Pierce College)[2]	6.050	10/01/2034	3,345,040
310,000	NH HE&HFA (Franklin Pierce College)[2]	5.300	10/01/2028	244,187

				6,729,599
55  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New Jersey—9.8%
$42,830,000	NJ EDA (Continental Airlines)[2]	6.250%		09/15/2019	$42,215,818
59,685,000	NJ EDA (Continental Airlines)[2]	6.250		09/15/2029	57,209,863
16,375,000	NJ EDA (Continental Airlines)[2]	6.400		09/15/2023	15,831,186
1,600,000	NJ EDA (Continental Airlines)[2]	6.625		09/15/2012	1,625,856
25,935,000	NJ EDA (Continental Airlines)[2]	7.000		11/15/2030	25,999,059
16,920,000	NJ EDA (Continental Airlines)[2]	7.200		11/15/2030	17,002,908
16,500,000	NJ EDA (Continental Airlines)[2]	9.000		06/01/2033	17,431,755
12,500,000	NJ EDA (Converted Organics of Woodbridge)	8.000		08/01/2027	7,928,125
1,109,191	NJ EDA (Empowerment Zone-Cumberland)[3,4]	7.750		08/01/2021	535,717
9,000,000	NJ EDA (GMT Realty)[2]	6.875		01/01/2037	7,853,220
2,810,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)[2]	7.250		07/01/2014	2,649,999
6,630,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)[2]	7.250		07/01/2027	5,481,750
154,940,000	NJ Tobacco Settlement Financing Corp.[2]	4.750		06/01/2034	109,792,033
96,125,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2029	76,473,886
375,020,000	NJ Tobacco Settlement Financing Corp.[2]	5.000		06/01/2041	247,171,932
198,050,000	NJ Tobacco Settlement Financing Corp.	7.389	[5]	06/01/2041	9,886,656

					645,089,763

New Mexico—0.6%
467,000	Dona Ana County, NM Multifamily (Montana Meadows Apartments)[2]	8.500		12/01/2015	473,631
5,110,000	Eldorado, NM Area Water and Sanitation District[2]	6.000		02/01/2025	4,542,586
3,500,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)[2]	6.250		06/01/2040	3,523,905
1,100,000	Mariposa East, NM Public Improvement District[2]	5.500		09/01/2016	1,025,464
500,000	Mariposa East, NM Public Improvement District[2]	5.750		09/01/2021	427,800
500,000	Mariposa East, NM Public Improvement District[2]	6.000		09/01/2032	391,920
900,000	Montecito Estates, NM Public Improvement District[2]	7.000		10/01/2037	803,430
21,565,000	NM Hospital Equipment (Presbyterian Healthcare)[1]	5.000		08/01/2039	21,798,819
200,000	NM Regional Hsg. Authority (Wildewood Apartments)[2]	8.750		12/01/2020	203,652
1,925,000	NM Trails Public Improvement District[2]	7.750		10/01/2038	1,775,870
4,805,000	Saltillo, NM Improvement District[2]	7.625		10/01/2037	4,383,121
1,000,000	Ventana West, NM Public Improvement District Special Levy[2]	6.875		08/01/2033	888,240

					40,238,438
56  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New York—4.4%
$3,000,000	Albany, NY IDA (New Covenant Charter School)[3]	7.000%		05/01/2035	$1,199,970
17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	6.656	[5]	06/01/2055	191,868
412,100,000	NY Counties Tobacco Trust V	7.151	[5]	06/01/2060	2,699,255
500,000,000	NY Counties Tobacco Trust V	7.836	[5]	06/01/2060	3,275,000
8,055,000	NY Liberty Devel. Corp. (Bank of America Tower)	5.125		01/15/2044	8,142,075
32,325,000	NY Liberty Devel. Corp. (Bank of America Tower)[1,10]	5.125		01/15/2044	32,674,326
13,765,000	NY/NJ Port Authority Austin Trust Inverse Certificates	7.706	[12]	04/01/2036	14,013,321
2,815,000	NYC IDA (American Airlines)	5.400		07/01/2020	2,289,186
11,055,000	NYC IDA (American Airlines)	6.900		08/01/2024	9,883,833
4,500,000	NYC IDA (American Airlines)[2]	7.500		08/01/2016	4,623,120
28,500,000	NYC IDA (American Airlines)[2]	7.625		08/01/2025	29,471,850
37,000,000	NYC IDA (American Airlines)[2]	7.750		08/01/2031	38,484,810
10,000,000	NYC IDA (Bronx Parking Devel.)	5.750		10/01/2037	8,274,600
500,000	NYC IDA (JFK International Airport)[2]	8.000		08/01/2012	509,800
20,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2036	20,753,800
20,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2039	21,068,200
10,000,000	NYS DA (Personal Income Tax)[1]	5.000		03/15/2038	10,625,400
22,200,000	NYS DA (St. Mary’s Hospital for Children)[2,8]	7.875		11/15/2041	22,556,088
12,075,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		03/15/2035	12,492,243
32,480,000	NYS IDA (Bronx Parking Devel. Company)	5.875		10/01/2046	26,802,496
20,000,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000		03/15/2037	20,927,800
250,000	Port Authority NY/NJ (JFK International Air Terminal)[2]	5.750		12/01/2025	250,365

					291,209,406

North Carolina—0.9%
46,700,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[2]	5.600		07/01/2027	40,389,429
14,235,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[2]	7.750		02/01/2028	14,256,637
4,380,000	Gaston, NC IFPCFA (National Gypsum)[2]	5.750		08/01/2035	3,473,252
2,775,000	NC Medical Care Commission Retirement Facilities (Village at Brookwood)[2]	5.250		01/01/2032	2,144,742

					60,264,060

North Dakota—0.1%
1,000,000	Cando, ND Nursing Facility (Towner County Medical Center)[2]	7.125		08/01/2022	993,560
100,000	Cass County, ND Industrial Devel. Revenue (Fraser Ltd.)[2]	7.000		11/01/2015	95,155
10,000	ND HFA (Home Mtg.)[2]	5.400		01/01/2034	10,343

57 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

North Dakota Continued
$10,000	ND HFA (Home Mtg.)[2]	5.550%		07/01/2022	$10,325
2,810,000	Richland County, ND Hsg. (Birchwood Properties)[2]	6.750		05/01/2029	2,336,459

					3,445,842

Ohio—4.2%
10,000,000	Allen County, OH Hospital Facilities (Catholic Healthcare)[2]	5.000		06/01/2038	10,037,900
5,250,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[2]	6.000		06/01/2045	5,234,250
3,960,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[2]	5.875		06/01/2030	3,126,262
40,405,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[2]	5.875		06/01/2047	28,637,044
2,345,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501	[5]	06/01/2052	44,390,850
1,385,000	Butler County, OH Hsg. (Anthony Wayne Apartments)[2]	6.500		09/01/2030	1,030,038
4,495,000	Centerville, OH Health Care (Bethany Lutheran Village)[2]	6.000		11/01/2038	3,974,164
22,630,000	Cleveland, OH Airport (Continental Airlines)[2]	5.700		12/01/2019	20,876,175
1,500,000	Cleveland-Cuyahoga County, OH Port Authority (St. Clarence)[2]	6.250		05/01/2038	1,289,910
750,000	Erie County, OH Hospital Facilities (Firelands Regional Medical Center)[2]	5.000		08/15/2036	648,263
5,500,000	Erie County, OH Hospital Facilities (Firelands Regional Medical Center)[2]	5.250		08/15/2046	4,797,705
7,500,000	Grove City, OH Tax Increment Financing[2]	5.375		12/01/2031	5,463,600
4,500,000	Hickory Chase, OH Community Authority Infrastructure Improvement[2]	7.000		12/01/2038	2,932,425
125,000	Lake County, OH Hospital Facilities (Lake Hospital System)[2]	5.750		08/15/2038	124,135
125,000	Lake County, OH Hospital Facilities (Lake Hospital System)[2]	6.000		08/15/2043	126,074
775,000	Lorain County, OH Port Authority (Alumalloy LLC)[2]	6.000		11/15/2025	573,694
15,770,000	Mahoning County, OH Hospital Facilities (Forum Health/Trumbull Memorial Hospital/Beeghly Oaks)	6.000		11/15/2032	12,169,551
19,780,000	Montgomery County, OH (Catholic Health Initiatives)[1]	5.000		05/01/2039	20,531,244
960,000	Moraine, OH Solid Waste Disposal (General Motors Corp.)[3,4]	5.650		07/01/2024	288,000
3,225,000	Moraine, OH Solid Waste Disposal (General Motors Corp.)[3,4]	6.750		07/01/2014	967,500
13,225,000	OH Air Quality Devel. Authority (Fostoria Ethanol)[2]	8.500		02/01/2020	9,553,872
13,500,000	OH Air Quality Devel. Authority (Marion Ethanol)[2]	8.500		02/01/2020	9,752,535

58 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$50,000	OH Environmental Facilities (Ford Motor Company)[2]	5.750%	04/01/2035	$46,077
520,000	OH Environmental Facilities (Ford Motor Company)[2]	5.950	09/01/2029	495,212
2,250,000	OH Higher Education Facility Commission (Ashland University)[2]	6.250	09/01/2024	2,286,855
4,500,000	OH Higher Education Facility Commission (Summa Health System)[2]	5.750	11/15/2040	4,502,880
550,000	OH Pollution Control (General Motors Corp.)[3,4]	5.625	03/01/2015	165,000
2,050,000	OH Port Authority of Columbiana Solid Waste (A&L Salvage)[3,4]	14.500	07/01/2028	—
16,320,000	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[2]	7.250	08/01/2034	13,711,901
14,000,000	OH Solid Waste (General Motors Corp.)[3,4]	6.300	12/01/2032	4,200,000
29,515,000	OH Solid Waste Disposal (USG Corp.)[2]	5.600	08/01/2032	24,737,407
38,910,000	OH Solid Waste Disposal (USG Corp.)[2]	5.650	03/01/2033	32,757,551
6,640,000	OH Solid Waste Disposal (USG Corp.)[2]	6.050	08/01/2034	5,869,694
70,000	Pike County, OH Hospital Facilities (Pike Health Services)	7.000	07/01/2022	67,963
430,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[2]	5.125	11/15/2025	361,411
1,995,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[2]	5.400	11/01/2036	1,893,036
3,415,000	Warren County, OH Port Authority (Corridor 75 Park)[2]	7.500	12/01/2034	3,204,978

				280,825,156

Oklahoma—0.9%
1,700,000	Ardmore, OK Devel. Authority (Airpark Increment District)[2]	5.750	11/01/2022	1,535,950
1,500,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)[2]	6.625	10/01/2037	1,337,415
1,280,000	Cleveland County, OK IDA (Vaughn Foods)	7.750	12/01/2012	1,199,411
2,365,000	Cleveland County, OK IDA (Vaughn Foods)	8.100	12/01/2024	1,947,885
220,000	Grady County, OK Industrial Authority (Correctional Facilities)	7.000	11/01/2011	193,208
2,245,000	Jackson County, OK Memorial Hospital Authority (Jackson County Memorial)[2]	7.300	08/01/2015	2,246,841
50,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)[2]	6.500	09/01/2026	50,060
1,500,000	Oklahoma City, OK Industrial & Cultural Facilities (Aero Obligated Group)[2]	6.750	01/01/2023	1,381,035
2,950,000	Oklahoma County, OK Finance Authority (Var-Sail Assoc.)[2]	5.250	05/15/2041	3,003,572

59 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Oklahoma Continued
$4,075,000	Tulsa, OK Municipal Airport Trust (American Airlines)[2]	6.250%		06/01/2020	$3,822,676
43,980,000	Tulsa, OK Municipal Airport Trust (American Airlines)	7.750		06/01/2035	44,641,019

					61,359,072

Oregon—0.2%
20,000	Lane County, OR Hsg. Authority & Community Services (Firewood)[2]	6.600		11/01/2015	20,033
10,000	OR GO (Elderly & Disabled Hsg.)[2]	5.250		08/01/2031	10,030
8,270,000	OR Solid Waste Disposal (USG Corp.)[2]	6.400		12/01/2029	7,697,964
50,000	Port Astoria, OR Pollution Control (James River)[2]	6.550		02/01/2015	50,031
3,655,000	Port of St. Helen’s, OR Pollution Control (Boise Cascade Corp.)[2]	5.650		12/01/2027	3,135,734
920,000	Western Generation, OR Agency Cogeneration (Wauna Cogeneration)[2]	5.000		01/01/2021	857,136

					11,770,928

Pennsylvania—1.8%
937,770	Allegheny County, PA HDA (The Covenant at South Hills)[3]	8.750		02/01/2031	9
30,520,000	Allegheny County, PA HDA (WPAHS)[2]	5.375		11/15/2040	22,827,434
10,000,000	Allegheny County, PA HDA (WPAHS/AG/Forbes Health System/WPH/WPAON Obligated Group)[2]	5.000		11/15/2028	7,918,600
1,500,000	Chester County, PA H&EFA (Chester County Hospital)[2]	6.750		07/01/2031	1,507,095
30,000	Chester Guaranteed Host Community, PA, Series B2	5.800		12/01/2013	30,014
10,000	Erie County, PA IDA (International Paper Company)[2]	5.850		12/01/2020	10,005
1,300,000	Luzerne County, PA IDA[2]	7.500		12/15/2019	1,303,731
500,000	Luzerne County, PA IDA[2]	7.750		12/15/2027	504,165
25,000,000	PA EDFA (Bionol Clearfield)[2]	8.500		07/15/2015	20,961,000
5,000,000	PA EDFA (National Gypsum Company)[2]	6.250		11/01/2027	4,349,850
6,300,000	PA EDFA (Northampton Generating)	6.500		01/01/2013	3,954,699
7,450,000	PA EDFA (Northampton Generating)	6.600		01/01/2019	4,203,365
14,200,000	PA EDFA (Reliant Energy)[2]	6.750		12/01/2036	14,673,712
4,100,000	PA EDFA (Reliant Energy)[2]	6.750		12/01/2036	4,236,776
1,905,000	PA EDFA (Reliant Energy)[2]	6.750		12/01/2036	1,968,551
11,470,000	PA EDFA (USG Corp.)[2]	6.000		06/01/2031	10,152,326
11,500,000	PA Geisinger Authority Health System, Series A1	5.250		06/01/2039	11,952,295
2,700,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[2]	5.875		11/15/2016	2,700,270
3,500,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[2]	5.875		11/15/2021	3,430,455
100,000	Philadelphia, PA H&HEFA (Temple University Hospital)[2]	6.625		11/15/2023	100,000
5,000,000	Sayre, PA Health Care Facilities Authority (Guthrie Healthcare System)[2]	1.141	[6]	12/01/2024	3,862,700

					120,647,052

60 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Rhode Island—2.0%
$45,000,000	Central Falls, RI Detention Facility[2]	7.250%		07/15/2035	$39,001,950
45,000	RI Health & Educational Building Corp. (Roger Williams General Hospital)[2]	5.500		07/01/2018	42,405
20,000	RI Health & Educational Building Corp. (Roger Williams Medical Center)[2]	5.500		07/01/2028	16,243
12,770,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	5.200		10/01/2047	12,827,984
52,090,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125	[5]	06/01/2052	728,739
27,675,000	RI Tobacco Settlement Financing Corp. (TASC)[2]	6.250		06/01/2042	26,179,720
1,839,245,000	RI Tobacco Settlement Financing Corp. (TASC)	7.054	[5]	06/01/2052	28,526,690
42,825,000	RI Tobacco Settlement Financing Corp. (TASC)	7.868	[5]	06/01/2052	501,053
25,605,000	RI Tobacco Settlement Financing Corp. (TASC), Series A2	6.125		06/01/2032	25,344,085

					133,168,869

South Carolina—0.5%
1,375,000	Allendale County, SC School District Energy Savings Special Obligation[2]	8.500		12/01/2018	1,454,461
15,000	Georgetown County, SC Environmental Improvement (International Paper Company)[2]	6.250		09/01/2023	15,134
7,285,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)[2]	7.750		11/01/2039	6,494,578
5,000	Horry County, SC Airport[2]	5.600		07/01/2017	5,009
5,145,000	Lancaster County, SC (Edenmoor Improvement District)[3]	5.750		12/01/2037	1,696,307
1,000,000	Myrtle Beach, SC Tax Increment (Myrtle Beach Air Force Base)[2]	5.250		11/01/2026	716,350
2,000,000	Myrtle Beach, SC Tax Increment (Myrtle Beach Air Force Base)[2]	5.300		11/01/2035	1,281,140
16,722,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)[2]	6.200		11/01/2036	13,591,809
200,000	SC Connector 2000 Assoc. Toll Road, Series B	6.300	[5]	01/01/2026	13,400
7,620,000	SC Connector 2000 Assoc. Toll Road, Series B	6.453	[5]	01/01/2020	723,900
8,500,000	SC Connector 2000 Assoc. Toll Road, Series B	6.621	[5]	01/01/2024	640,900
50,000	SC Jobs-EDA (JDAM/LH/Franke Home/LS Obligated Group)[2]	5.650		05/01/2018	48,859
3,650,000	SC Jobs-EDA (Palmetto Health)[2]	5.750		08/01/2036	3,670,696
1,400,000	SC Jobs-EDA (Palmetto Health)[2]	5.750		08/01/2039	1,410,752
790,000	York County, SC Pollution Control (Bowater)[3,4]	7.400		01/01/2010	181,700

					31,944,995

61 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

South Dakota—0.6%
$19,000,000	Brown County, SD Solid Waste Facilities (Heartland Grain Fuels)[3,4]	8.250%	01/01/2018	$2,428,200
1,000,000	Lower Brule, SD Sioux Tribe, Series B2	5.500	05/01/2019	835,040
33,445,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[2]	6.500	06/01/2032	33,475,435
1,425,000	Turner County, SD Tax Increment[2]	5.000	12/15/2026	1,147,325

				37,886,000

Tennessee—0.6%
60,000	Blount County, TN H&EFB (Asbury)[2]	4.750	04/01/2012	59,536
21,710,000	Maury County, TN Industrial Devel. Board (General Motors Corp.)	6.500	09/01/2024	19,949,102
15,480,000	McMinn County, TN Industrial Devel. Board Pollution Control (Calhoun Newsprint)[3,4]	7.625	03/01/2016	3,560,400
19,575,000	McMinn County, TN Industrial Devel. Board Solid Waste (Calhoun Newsprint)[3,4]	7.400	12/01/2022	4,502,250
9,080,000	Memphis, TN HE&HFB (NH/Mendenhall Hsg./Highland Hsg./NTH/VH Obligated Group)	5.750	04/01/2042	5,464,435
215,000	Memphis-Shelby County, TN Airport Authority (Express Airlines)[2]	6.125	12/01/2016	196,082
7,870,000	Metropolitan Knoxville, TN Airport Authority (Northwest Airlines)[2]	8.000	04/01/2032	7,868,583
505,000	Shelby County, TN HE&HF (Lapaloma Apartments)[2]	7.750	12/01/2029	432,452

				42,032,840

Texas—17.8%
45,625,000	Alliance Airport Authority, TX (American Airlines)	5.250	12/01/2029	32,624,156
93,500,000	Alliance Airport Authority, TX (American Airlines)	5.750	12/01/2029	71,347,045
305,000	Alliance Airport Authority, TX (American Airlines)	7.000	12/01/2011	300,953
230,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)[2]	7.750	12/01/2028	205,123
235,000	Bexar County, TX HFC (American Opportunity Hsg.)[2]	7.500	01/01/2013	225,605
980,000	Bexar County, TX HFC (American Opportunity Hsg.)[2]	8.000	01/01/2031	805,521
1,130,000	Bexar County, TX HFC (American Opportunity Hsg.-Nob Hill Apartments)[3,4]	8.500	06/01/2031	454,949
995,000	Bexar County, TX HFC (Doral Club)[2]	8.750	10/01/2036	714,161
200,000	Bexar County, TX HFC (Honey Creek LLC)[3]	8.000	04/01/2030	100,916
100,000	Bexar County, TX HFC (Honey Creek LLC)[3]	9.000	04/01/2030	40,231
1,460,000	Bexar County, TX HFC (Perrin Square)[3,4]	9.750	11/20/2031	1,309,489
41,315,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	5.000	03/01/2041	16,609,869
13,500,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	5.400	05/01/2029	5,697,000

62 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Texas Continued
$2,345,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.300%	07/01/2032	$1,071,712
14,080,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750	04/01/2038	10,934,669
11,420,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750	10/01/2038	5,390,697
10,000,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	7.700	03/01/2032	5,347,600
28,120,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	7.700	04/01/2033	15,037,451
16,900,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)[2]	7.000	11/01/2039	16,170,427
190,000	Cass County, TX IDC (International Paper Company)[2]	6.600	03/15/2024	192,060
45,125,000	Dallas, TX Area Rapid Transit[1]	5.250	12/01/2048	47,581,086
10,000,000	Dallas-Fort Worth, TX International Airport[1]	5.000	11/01/2035	9,830,200
20,000	Dallas-Fort Worth, TX International Airport[2]	5.750	11/01/2030	20,021
28,500,000	Dallas-Fort Worth, TX International Airport (American Airlines/AMR Corp. Obligated Group)	5.500	11/01/2030	20,988,540
320,000	Dallas-Fort Worth, TX International Airport Facility (American Airlines)	6.000	11/01/2014	300,816
63,880,000	Dallas-Fort Worth, TX International Airport Facility (American Airlines)	6.375	05/01/2035	51,399,126
305,000	Dallas-Fort Worth, TX International Airport Facility (American Airlines)	8.250	11/01/2036	302,191
22,100,000	Dallas-Fort Worth, TX International Airport Facility Improvement Corp.	9.000	05/01/2029	22,662,003
45,945,000	Dallas-Fort Worth, TX International Airport Facility Improvement Corp.	9.125	05/01/2029	47,146,462
2,115,000	Danbury, TX Higher Education Finance Corp. (Island Foundation)[2]	6.250	02/15/2036	1,879,431
450,000	Decatur, TX Hospital Authority (Wise Regional Health System)[2]	5.625	09/01/2013	471,654
22,950,000	Donna, TX GO2	6.250	02/15/2037	17,757,792
54	El Paso, TX HFC (Single Family)[2]	6.180	04/01/2033	58
50,000	Gainesville, TX Hsg. Authority[2]	6.800	12/01/2020	47,596
1,000,000	Grapevine, TX IDC (Air Cargo)[2]	6.500	01/01/2024	995,070
25,000	Gulf Coast, TX IDA (Citgo Petroleum Corp.)[2]	7.500	05/01/2025	25,742
11,930,493	Gulf Coast, TX IDA (Microgy Holdings)[3]	7.000	12/01/2036	1,163,223
150,000	Gulf Coast, TX Waste Disposal Authority (Valero Energy Corp.)[2]	5.700	04/01/2032	146,076
3,225,000	Harris County, TX Cultural Education Facilities Finance Corp. (Space Center Houston)[2]	7.000	08/15/2028	3,298,433
5,340,000	Harris County, TX IDC (Continental Airlines)[2]	5.375	07/01/2019	4,792,383

63 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Texas Continued
$1,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)[2]	5.625%	11/01/2026	$1,557,605
2,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)[2]	5.750	11/01/2036	2,282,308
2,000,000	HFDC of Central TX (Lutheran Social Services of the South)[2]	6.875	02/15/2032	1,914,160
7,290,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	5.700	07/15/2029	6,382,760
7,940,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	5.700	07/15/2029	6,951,867
16,940,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	6.125	07/15/2017	16,372,679
20,245,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	6.125	07/15/2027	18,813,881
18,735,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	6.125	07/15/2027	17,410,623
56,165,000	Houston, TX Airport Special Facilities (Continental Airlines)	6.750	07/01/2029	56,367,194
100,000	Houston, TX Airport Special Facilities (Continental Airlines)	7.000	07/01/2029	100,462
3,520,000	Houston, TX Airport Special Facilities (Continental Airlines)	7.375	07/01/2022	3,553,370
470,000	Houston, TX IDC (Air Cargo)[2]	6.375	01/01/2023	464,816
10,000,000	La Vernia, TX Higher Education Finance Corp.[2]	7.125	02/15/2038	10,663,800
1,945,000	Lubbock, TX HFC (Las Colinas Quail Creek Apartments)[2]	6.000	07/01/2032	1,468,144
1,800,000	Maverick County, TX GO COP[2]	8.750	03/01/2034	1,828,926
6,110,000	Maverick County, TX GO COP[2]	8.750	03/01/2034	6,162,546
665,000	Midlothian, TX Devel. Authority Tax Increment[2]	5.125	11/15/2026	593,845
38,000,000	North Central TX HFDC (Children’s Medical Center)[1]	5.750	08/15/2039	39,939,140
100,000	Northwest Harris County, TX Municipal Utility District (Waterworks & Sewer)[2]	6.100	04/01/2012	100,140
5,024,123	Sabine Neches, TX HFC (Single Family Mtg.)[1]	5.430	12/01/2039	5,280,593
4,100,000	Sabine, TX River Authority Pollution Control (TXU Electric Company)	6.150	08/01/2022	2,120,561
1,800,000	Sabine, TX River Authority Pollution Control (TXU Electric Company)	6.450	06/01/2021	957,798
20,000	San Antonio, TX HFC (La Risa Apartments)	8.250	01/01/2026	16,662
6,800,000	San Jacinto, TX Community College District[1]	5.000	02/15/2033	7,130,480
10,000,000	San Jacinto, TX Community College District[1]	5.125	02/15/2038	10,513,200
3,600,000	Southeast TX HFC (Forest View Apartments)[3,4]	6.750	07/01/2037	1,846,512

64 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Texas Continued
$5,870,000	Springhill, TX Courtland Heights Public Facility Corp.	5.850%		12/01/2028	$3,618,092
14,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[1]	5.750		11/15/2024	15,730,260
34,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[1]	6.250		11/15/2029	38,202,060
3,750,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)[2]	5.750		11/15/2037	3,405,225
13,500,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center)[2]	5.000		12/01/2033	13,620,420
16,890,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center)[2]	5.000		12/01/2036	17,014,142
1,600,000	Travis County, TX HFDC (Querencia Barton Creek)[2]	5.650		11/15/2035	1,363,776
2,495,000	Trinity, TX River Authority (TXU Energy Company)	6.250		05/01/2028	1,177,939
20,500,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)[2]	7.750		10/01/2037	19,234,740
2,320,000	TX Affordable Hsg. Corp. (American Hsg. Foundation)[3,4]	8.000		03/01/2032	115,722
6,170,000	TX Affordable Hsg. Corp. (South Texas Affordable Properties Corp.)[3]	8.000		03/01/2032	1,856,985
35,600,000	TX Angelina & Neches River Authority (Aspen Power)[2]	6.500		11/01/2029	20,586,768
250,000	TX Angelina & Neches River Authority Waste Disposal (Temple-Inland)[2]	6.950		05/01/2023	251,410
10,000	TX Dept. of Hsg. & Community Affairs[2]	5.350		07/01/2033	10,001
38,380,000	TX Multifamily Housing Options (Affordable Hsg.)	0.580	[6]	01/01/2039	12,446,634
1,450,000	TX Multifamily Hsg. Revenue Bond Pass-Through Certificates (Skyway Villas)[2]	5.950		11/01/2034	1,449,841
5,960,000	TX Municipal Gas Acquisition & Supply Corp.[2]	1.810	[6]	12/15/2026	4,263,009
346,755,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250		12/15/2026	374,369,719
4,360,000	TX Panhandle HFA (Amarillo Affordable Hsg.)[3,4]	6.750		03/01/2031	2,188,284
3,075,000	TX Public Finance Authority Charter School Finance Corp. (Cosmos Foundation)[2]	5.375		02/15/2037	2,863,625
1,600,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[2]	6.250		09/01/2036	1,464,048
10,000	TX Student Hsg. Corp. (University of North Texas)[2]	6.000		07/01/2011	9,794
635,000	TX Student Hsg. Corp. (University of North Texas)[2]	6.750		07/01/2021	511,924
200,000	TX Student Hsg. Corp. (University of North Texas)[2]	6.850		07/01/2031	146,938
2,500,000	Tyler, TX HFDC (Mother Frances Hospital Regional Health Care Center)[2]	5.000		07/01/2033	2,242,225
2,115,000	Vintage Township, TX Public Facilities Corp.[2]	7.375		10/01/2038	1,945,123
1,279,000	Vintage Township, TX Public Facilities Corp.[2]	7.375		10/01/2038	1,176,271

					1,177,446,584

65 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

U.S. Possessions—1.2%
$700,000	Northern Mariana Islands Commonwealth, Series A2	6.750%	10/01/2033	$692,797
1,765,000	Puerto Rico Highway & Transportation Authority	5.300	07/01/2035	1,774,390
2,110,000	Puerto Rico Highway & Transportation Authority, Series H2	5.450	07/01/2035	2,117,913
11,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.250	08/01/2057	11,105,256
26,610,000	Puerto Rico Sales Tax Financing Corp., Series A2	5.250	08/01/2057	26,864,392
13,000,000	Puerto Rico Sales Tax Financing Corp., Series C2	5.250	08/01/2041	13,065,260
17,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750	08/01/2057	18,084,940
6,300,000	Puerto Rico Sales Tax Financing Corp., Series C2	6.000	08/01/2039	6,822,081

				80,527,029

Utah—0.1%
85,000	Emery County, UT Pollution Control (Pacificorp)[2]	5.625	11/01/2023	85,133
1,655,000	UT HFA (RHA Community Service of Utah)[2]	6.875	07/01/2027	1,548,368
1,315,000	Utah County, UT Charter School (Lincoln Academy)[2]	5.875	06/15/2037	1,121,393
825,000	Utah County, UT Charter School (Renaissance Academy)[2]	5.625	07/15/2037	678,860
4,425,000	West Valley City, UT Sewer (East Hollywood High School)[2]	5.625	06/15/2037	3,574,648

				7,008,402

Vermont—0.0%
10,000	VT EDA (Wake Robin Corp.)[2]	6.000	03/01/2022	10,010
100,000	VT EDA (Wake Robin Corp.)[2]	6.300	03/01/2033	99,742
2,379,476	VT Educational & Health Buildings Financing Agency (Marlboro College)[2]	2.779	04/01/2019	1,897,156

				2,006,908

Virginia—1.1%
570,000	Bedford County, VA IDA (Georgia-Pacific Corp.)[2]	5.600	12/01/2025	531,873
1,875,000	Celebrate, VA North Community Devel. Authority Special Assessment[2]	6.750	03/01/2034	1,412,400
14,700,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.125	03/01/2036	10,513,293
9,200,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.450	03/01/2036	6,834,956
3,206,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.800	03/01/2036	2,476,635
475,000	Giles County, VA IDA (Hoechst Celanese Corp.)[2]	5.950	12/01/2025	450,490
235,000	Goochland County, VA IDA (Georgia-Pacific Corp.)[2]	5.650	12/01/2025	218,242
4,000,000	Lewistown, VA Commerce Center Community Devel. Authority[2]	6.050	03/01/2027	1,779,600
3,000,000	New Port, VA CDA[2]	5.600	09/01/2036	1,844,550

66 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Virginia Continued
$2,050,000	Norfolk, VA EDA, Series A2	6.000%		11/01/2036	$1,510,338
760,000	Norfolk, VA Redevel. & Hsg. Authority (First Mtg.-Retirement Community)[2]	6.125		01/01/2035	678,756
10,425,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[2]	6.450		09/01/2037	10,113,084
10,000,000	Richmond, VA Public Utility[1]	5.000		01/15/2040	10,597,300
5,200,000	VA Celebrate South CDA Special Assessment[2]	6.250		03/01/2037	3,650,036
3,400,000	VA H2O Community Devel. Authority[2]	5.200		09/01/2037	1,968,464
9,770,000	VA Small Business Financing Authority (Hampton Roads Proton)[2]	9.000		07/01/2039	10,264,557
228,700,000	VA Tobacco Settlement Authority	7.075	[5]	06/01/2047	7,462,481
2,500,000	West Point, VA IDA Solid Waste (Chesapeake Corp.)[3,4]	6.375		03/01/2019	18,750

					72,325,805

Washington—3.2%
11,480,000	Chelan County, WA Public Utility District No. 001 (Chelan Hydropower)[1]	5.600		01/01/2036	11,541,560
25,000	King County, WA Hsg. Authority (Cascadian Apartments)[2]	6.800		07/01/2019	25,187
15,000	King County, WA Hsg. Authority (Kona Village)[2]	6.700		01/01/2020	15,002
125,000	King County, WA Hsg. Authority (Southwood Square Apartments)[2]	6.100		10/01/2021	119,721
725,000	King County, WA Hsg. Authority (Southwood Square Apartments)[2]	6.200		10/01/2031	653,261
30,000	King County, WA Hsg. Authority (Woodridge Park)[2]	6.250		05/01/2015	30,154
50,000	King County, WA Hsg. Authority (Woodridge Park)[2]	6.350		05/01/2025	50,202
22,595,000	King County, WA Sewer[1]	5.750		01/01/2043	25,211,402
1,820,000	Kitsap County, WA Consolidated Hsg. Authority[2]	5.500		06/01/2027	1,499,116
2,350,000	Kitsap County, WA Consolidated Hsg. Authority[2]	5.600		06/01/2037	1,823,647
50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)[2]	6.100		10/01/2031	43,288
36,900,000	Port of Seattle, WA1	5.000		10/01/2032	37,257,893
5,000,000	Port of Seattle, WA Special Facility (Northwest Airlines)[2]	7.125		04/01/2020	4,988,600
13,700,000	Port of Seattle, WA Special Facility (Northwest Airlines)[2]	7.250		04/01/2030	13,703,973
2,390,000	Snohomish County, WA Hsg. Authority (Westwood Crossing Apartments)[2]	5.250		05/01/2037	1,781,482
100,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[2]	5.100		09/01/2015	97,138
1,675,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[2]	5.600		09/01/2025	1,462,778
1,250,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[2]	5.750		09/01/2030	1,061,313

67 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Washington Continued
$1,500,000	Tes Properties, WA1	5.500%	12/01/2029	$1,621,335
12,000,000	Tes Properties, WA1	5.625	12/01/2038	12,780,840
19,500,000	WA Health Care Facilities Authority (Peacehealth)[1]	5.000	11/01/2018	21,403,980
17,410,000	WA Health Care Facilities Authority (Peacehealth)[1]	5.000	11/01/2028	17,982,073
19,690,000	WA Health Care Facilities Authority (ProvidenceHelath & Services)[2]	5.000	10/01/2039	19,914,466
15,000,000	WA Health Care Facilities Authority (Seattle Childrens Hospital)[1]	5.625	10/01/2038	15,681,600
115,000	WA HEFA (Seattle University)[2]	5.250	05/01/2039	117,213
10,760,000	WA Kalispel Tribe Indians Priority District[2]	6.750	01/01/2038	9,056,262
14,285,000	WA Tobacco Settlement Authority (TASC)[2]	6.625	06/01/2032	14,226,146

				214,149,632

West Virginia—0.5%
13,435,000	Harrison County, WV Tax Increment (Charles Pointe)[2]	7.000	06/01/2028	11,588,091
1,840,000	Harrison County, WV Tax Increment (Charles Pointe)[2]	7.000	06/01/2035	1,646,119
13,710,000	Harrison County, WV Tax Increment (Charles Pointe)[2]	7.000	06/01/2035	11,257,144
25,000	Kingswood, WV Sewage System[2]	6.000	10/01/2025	24,224
1,920,000	WV Hospital Finance Authority (Charleston Area Medical Center)[2]	5.500	09/01/2025	1,977,638
15,000	WV Hospital Finance Authority (Charleston Area Medical Center)[2]	7.250	10/01/2014	15,058
4,000,000	WV Hospital Finance Authority (UTD Health System)[2]	5.500	06/01/2039	4,055,560

				30,563,834

Wisconsin—0.7%
27,100,000	Aztalan, WI Exempt Facility (Renew Energy)[3,4]	7.500	05/01/2018	3,523,000
610,000	Milwaukee, WI (Aero Milwaukee)[2]	6.500	01/01/2025	605,736
1,195,000	Milwaukee, WI (Air Cargo)[2]	7.500	01/01/2025	1,146,256
1,350,000	Monroe, WI Redevel. Authority (Monroe Clinic)[2]	5.875	02/15/2039	1,385,019
3,970,000	Necedah, WI Community Devel. Authority Exempt Facility (Castle Rock Renewable Fuels)[2]	7.500	03/01/2018	1,625,199
165,000	New Berlin, WI Hsg. Authority (Pinewood Creek)[2]	6.800	11/01/2012	161,789
160,000	New Berlin, WI Hsg. Authority (Pinewood Creek)[2]	6.850	05/01/2013	155,965
1,595,000	New Berlin, WI Hsg. Authority (Pinewood Creek)[2]	7.125	05/01/2024	1,386,262
200,000	Reedsburg, WI Industrial Devel. Revenue (Seats, Inc.)[2]	6.250	05/01/2019	183,596
1,750,000	Sokaogon, WI Chippewa Community (Gaming)[2]	7.000	01/01/2026	1,071,263
1,800,000	Sokaogon, WI Chippewa Community (Gaming)[2]	8.250	01/01/2017	1,106,856
3,000,000	WI H&EFA (AE Nursing Centers)[2]	7.250	06/01/2038	2,816,370
55,000	WI H&EFA (Aurora Health Care)[2]	5.625	02/15/2029	54,995
750,000	WI H&EFA (Beloit College)[2]	6.125	06/01/2035	764,625
900,000	WI H&EFA (Beloit College)[2]	6.125	06/01/2039	910,575

68 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Wisconsin Continued
$1,000,000	WI H&EFA (Eastcastle Place)[2]	6.125%	12/01/2034	$873,360
13,000,000	WI H&EFA (Froedtert & Community Health)[1]	5.000	04/01/2034	13,218,744
70,000	WI H&EFA (Marshfield Clinic)[2]	6.250	02/15/2029	70,171
7,335,000	WI H&EFA (Wellington Homes)[2]	6.750	09/01/2037	6,816,269
2,385,000	WI H&EFA (Wisconsin Illinois Senior Hsg.)[2]	5.800	08/01/2029	2,253,868
7,025,000	WI Hsg. & EDA (Home Ownership), Series D1	5.100	09/01/2024	7,106,618

				47,236,536

Total Municipal Bonds and Notes (Cost $9,960,075,731)				8,095,379,068

Corporate Bonds and Notes—0.2%
15,046,975	Delta Air Lines, Inc. Sr. Unsec. Nts.[2,13] (Cost $14,896,507)	8.000	12/01/2015	11,620,629

Shares

Common Stocks—0.0%
146,685	Delta Air Lines, Inc.[4,13] (Cost $943,887)			1,742,618

Units		Strike Price	Expiration

Rights, Warrants, and Certificates—0.0%
1,631,721	Converted Organics, Inc. Wts. [4,13] (Cost $0)	$11.000	02/13/2012	163,172
Total Investments, at Value (Cost $9,975,916,125)—122.8%				8,108,905,487
Liabilities in Excess of Other Assets—(22.8)				(1,505,300,903)

Net Assets—100.0%				$6,603,604,584

Footnotes to Statement of Investments

*	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

1.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

2.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

3.	Issue is in default. See Note 1 of accompanying Notes.

4.	Non-income producing security.

5.	Zero coupon bond reflects effective yield on the date of purchase.

6.	Represents the current interest rate for a variable or increasing rate security.

7.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

8.	When-issued security or delayed delivery to be delivered and settled after July 30, 2010. See Note 1 of accompanying Notes.

9.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,892,780 or 0.04% of the Fund’s net assets as of July 30, 2010.

10.	Restricted security. The aggregate value of restricted securities as of July 30, 2010 was $43,103,464, which represents 0.65% of the Fund’s net assets. See Note 5 of accompanying Notes. Information concerning restricted securities is as follows:

69 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

IL Finance Authority (Monarch Landing)	6/11/09	$1,574,866	$309,633	$(1,265,233)
IL Finance Authority (Monarch Landing)	6/10/09-6/11/09	7,292,783	1,517,204	(5,775,579)
IL Finance Authority (Monarch Landing)	12/6/07	27,314,262	3,715,601	(23,598,661)
IL Finance Authority (Sedgebrook)	5/15/09	1,338,122	501,200	(836,922)
IL Finance Authority (Sedgebrook)	6/4/09	5,414,762	2,255,400	(3,159,362)
IL Finance Authority (Sedgebrook)	8/9/07	7,882,285	2,130,100	(5,752,185)
NY Liberty Devel. Corp. (Bank of America Tower)	7/21/10	32,312,081	32,674,326	362,245

		$83,129,161	$43,103,464	$(40,025,697)

11.	Subject to a forbearance agreement. Rate shown is current rate. See Note 1 of accompanying Notes.

12.	Represents the current interest rate for a variable rate bond known as an “inverse floater.” See Note 1 of accompanying Notes.

13.	Received as a result of a corporate action.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1–unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2–inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3–significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 30, 2010 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$57,589,257	$—	$57,589,257
Alaska	—	14,273,483	—	14,273,483
Arizona	—	222,029,018	—	222,029,018
Arkansas	—	6,358,011	—	6,358,011
California	—	1,174,265,541	—	1,174,265,541
Colorado	—	314,881,243	—	314,881,243
Connecticut	—	7,815,874	—	7,815,874
Delaware	—	6,096,658	—	6,096,658
District of Columbia	—	213,500,003	—	213,500,003
Florida	—	1,023,524,870	1	1,023,524,871
Georgia	—	92,881,900	5	92,881,905
Hawaii	—	9,273,142	—	9,273,142
Idaho	—	55,517	—	55,517
70 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Illinois	$—	$427,182,675	$—	$427,182,675
Indiana	—	159,460,956	—	159,460,956
Iowa	—	134,617,759	—	134,617,759
Kansas	—	6,057,994	—	6,057,994
Kentucky	—	19,443,209	1,336	19,444,545
Louisiana	—	96,505,786	—	96,505,786
Maine	—	31,107,774	—	31,107,774
Maryland	—	18,455,343	—	18,455,343
Massachusetts	—	136,201,390	—	136,201,390
Michigan	—	283,909,819	—	283,909,819
Minnesota	—	64,869,880	634	64,870,514
Mississippi	—	18,930,127	—	18,930,127
Missouri	—	94,123,544	—	94,123,544
Montana	—	11,285,933	—	11,285,933
Multi States	—	4,530,000	—	4,530,000
Nebraska	—	39,567,853	—	39,567,853
Nevada	—	8,705,783	—	8,705,783
New Hampshire	—	6,729,599	—	6,729,599
New Jersey	—	645,089,763	—	645,089,763
New Mexico	—	40,238,438	—	40,238,438
New York	—	291,209,406	—	291,209,406
North Carolina	—	60,264,060	—	60,264,060
North Dakota	—	3,445,842	—	3,445,842
Ohio	—	280,825,156	—	280,825,156
Oklahoma	—	61,359,072	—	61,359,072
Oregon	—	11,770,928	—	11,770,928
Pennsylvania	—	120,647,043	9	120,647,052
Rhode Island	—	133,168,869	—	133,168,869
South Carolina	—	31,944,995	—	31,944,995
South Dakota	—	37,886,000	—	37,886,000
Tennessee	—	42,032,840	—	42,032,840
Texas	—	1,164,999,950	12,446,634	1,177,446,584
U.S. Possessions	—	80,527,029	—	80,527,029
Utah	—	7,008,402	—	7,008,402
Vermont	—	2,006,908	—	2,006,908
Virginia	—	72,325,805	—	72,325,805
Washington	—	214,149,632	—	214,149,632
West Virginia	—	30,563,834	—	30,563,834
Wisconsin	—	47,236,536	—	47,236,536
Corporate Bonds and Notes	—	11,620,629	—	11,620,629
Common Stocks	1,742,618	—	—	1,742,618
Rights, Warrants, and Certificates	163,172	—	—	163,172

Total Assets	$1,905,790	$8,094,551,078	$12,448,619	$8,108,905,487

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
71 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

ABH	Adventist Bolingbrook Hospital
ACMC	Advocate Condell Medical Center
AG	Allegheny General Hospital
AGH	Adventist Glenoaks Hospital
AH	Ascension Health
AHCN	Advocate Healthcare Network
AHF	American Housing Foundation
AH&HC	Advocate Health & Hospital Center
AHSGA	Adventist Health System-Georgia
ANSHN	Advocate North Side Health Network
AUS	Allegheny United Hospital
CAB	Capital Appreciation Bond
CDA	Communities Devel. Authority
CDHA	Central Dupage Hospital Association
CDHS	Central Dupage Health System
CFGH	Central Florida Group Homes
CFP	Centennial Falcon Properties
CMH	Copley Memorial Hospital
CMHMF	Community Memorial Hospital of Monomonee Falls
COP	Certificates of Participation
DA	Dormitory Authority
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
EMH	Elmhurst Memorial Hospital
EMHC	Elmhurst Memorial Healthcare
EMHH	Elmhurst Memorial Home Health
F&CH	Froedtert & Community Health
FMLH	Froedtert Memorial Lutheran Hospital
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HAPM	Health Alliance Plan of Michigan
HDA	Hospital Devel. Authority
HDC	Housing Devel. Corp.
HE&HF	Higher Educational and Housing Facilities
HE&HFA	Higher Education and Health Facilities Authority
HE&HFB	Health Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HFHS	Henry Ford Health System
HUHS	Hahnemann University Hospital System
IDA	Industrial Devel. Agency
IDC	Industrial Devel. Corp.
IFPCFA	Industrial Facilities and Pollution Control Financing Authority
JDAM	Julia Dyckman Andrus Memorial
JFK	John Fitzgerald Kennedy
JGCCF	Jewish Geriatric & Convalescent Center Foundation
JHF	Jewish Hospital Foundation
LH	Lowman Home
LS	Lutheran Services
MCP	Medical College Of Pennsylvania
MetroF	Metro Foundation
MetroH	Metropolitan Hospital
MetroHC	Metropolitan Health Corporation
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Reddings
NH	Northgate Housing
NTH	North Terrace Housing
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PHC	Piedmont Healthcare
PHF	Piedmont Hospital Foundation
RCF	Rush-Copley Foundation
RCMC	Rush-Copley Medical Center
RHA	Resource Healthcare of America
RITES	Residual Interest Tax Exempt Security
ROLs	Residual Option Longs
RUMC	Rush University Medical Center
Res Rec	Resource Recovery Facility
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
72 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

SJHS	St. Joseph Health System
SMHC	St. Marys Healthcare Center
SVH	Saint Vincent’s Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
TYW	The YMCA of Wichita
UDC	Urban Devel. Corp.
VH	Village Housing
VS	Village Shalom
VSCF	Village Shalom Charitable Foundation
WH&MC	Wyandotte Hospital & Medical Center
WPAHS	West Penn Allegheny Health System
WPAON	West Penn Allegheny Oncology Network
WPH	Western Pennsylvania Hospital
WSREC	West Suburban Recycling and Energy Corp.
See accompanying Notes to Financial Statements.
73 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES July 30, 20101

Assets
Investments, at value (cost $9,975,916,125)–see accompanying statement of investments	$8,108,905,487
Cash	490,768
Receivables and other assets:
Interest	118,441,932
Shares of beneficial interest sold	19,764,503
Investments sold	9,728,832
Other	1,632,034

Total assets	8,258,963,556

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	1,514,555,000
Investments purchased (including $62,194,265 purchased on a when-issued or delayed delivery basis)	71,102,545
Payable on borrowings (See Note 6)	47,900,000
Shares of beneficial interest redeemed	13,466,875
Dividends	5,883,556
Trustees’ compensation	735,956
Distribution and service plan fees	735,414
Transfer and shareholder servicing agent fees	352,217
Shareholder communications	199,513
Interest expense on borrowings	10,662
Other	417,234

Total liabilities	1,655,358,972

Net Assets	$6,603,604,584

Composition of Net Assets
Paid-in capital	$10,007,762,640
Accumulated net investment income	26,934,142
Accumulated net realized loss on investments	(1,564,081,560)
Net unrealized depreciation on investments	(1,867,010,638)

Net Assets	$6,603,604,584

74 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,651,797,710 and 649,014,738 shares of beneficial interest outstanding)	$7.17
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.53
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $226,465,892 and 31,492,817 shares of beneficial interest outstanding)	$7.19
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,725,340,982 and 241,288,400 shares of beneficial interest outstanding)	$7.15

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
75 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF OPERATIONS For the Year Ended July 30, 20101

Investment Income
Interest	$580,904,566
Other income	2,464

Total investment income	580,907,030

Expenses
Management fees	23,229,272
Distribution and service plan fees:
Class A	6,439,204
Class B	2,136,830
Class C	14,516,710
Transfer and shareholder servicing agent fees:
Class A	2,312,774
Class B	338,267
Class C	1,213,433
Shareholder communications:
Class A	257,638
Class B	33,367
Class C	124,340
Interest expense and fees on short-term floating rate notes issued (See Note 1)	24,529,198
Borrowing fees	16,578,297
Interest expense on borrowings	516,336
Trustees’ compensation	135,406
Custodian fees and expenses	60,526
Other	524,471

Total expenses	92,946,069
Less waivers and reimbursements of expenses	(73,310)

Net expenses	92,872,759

Net Investment Income	488,034,271

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(51,886,611)
Net change in unrealized appreciation/depreciation on investments	1,108,522,401

Net Increase in Net Assets Resulting from Operations	$1,544,670,061

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
76 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2010[1]	2009

Operations
Net investment income	$488,034,271	$461,770,606
Net realized loss	(51,886,611)	(1,006,649,787)
Net change in unrealized appreciation/depreciation	1,108,522,401	(1,152,854,532)

Net increase (decrease) in net assets resulting from operations	1,544,670,061	(1,697,733,713)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(345,391,332)	(326,236,980)
Class B	(16,688,358)	(20,619,463)
Class C	(114,899,819)	(109,271,240)

	(476,979,509)	(456,127,683)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	494,627,194	392,780,817
Class B	(31,551,393)	(31,165,765)
Class C	197,002,803	149,550,201

	660,078,604	511,165,253

Net Assets
Total increase (decrease)	1,727,769,156	(1,642,696,143)
Beginning of period	4,875,835,428	6,518,531,571

End of period (including accumulated net investment income of $26,934,142 and $15,903,740, respectively)	$6,603,604,584	$4,875,835,428

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
77 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF CASH FLOWS For the Year Ended July 30, 20101

Cash Flows from Operating Activities
Net increase in net assets from operations	$1,544,670,061
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,561,202,513)
Proceeds from disposition of investment securities	1,166,130,895
Short-term investment securities, net	224,308,272
Premium amortization	4,386,479
Discount accretion	(86,116,080)
Net realized loss on investments	51,886,611
Net change in unrealized appreciation/depreciation on investments	(1,108,522,401)
Change in assets:
Decrease in other assets	5,119,154
Increase in receivable for securities sold	(232,353)
Increase in interest receivable	(9,431,170)
Change in liabilities:
Increase in payable for securities purchased	69,327,325
Decrease in other liabilities	(723,355)

Net cash provided by operating activities	299,600,925

Cash Flows from Financing Activities
Proceeds from bank borrowings	1,367,200,000
Payments on bank borrowings	(1,783,500,000)
Payments on short-term floating rate notes issued	(72,335,000)
Proceeds from shares sold	1,941,626,512
Payments on shares redeemed	(1,558,683,616)
Cash distributions paid	(195,126,864)

Net cash used in financing activities	(300,818,968)
Net decrease in cash	(1,218,043)
Cash, beginning balance	1,708,811

Cash, ending balance	$490,768

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $279,934,880.
Cash paid for interest on bank borrowings–$753,328.
Cash paid for interest on short-term floating rate notes issued–$24,529,198.

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
78 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$5.90	$8.89	$12.43	$12.47	$12.69

Income (loss) from investment operations:
Net investment income[2]	.57	.62	.70	.67	.69
Net realized and unrealized gain (loss)	1.25	(2.98)	(3.57)	(.03)	(.24)

Total from investment operations	1.82	(2.36)	(2.87)	.64	.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.63)	(.67)	(.68)	(.67)

Net asset value, end of period	$7.17	$5.90	$8.89	$12.43	$12.47

Total Return, at Net Asset Value[3]	31.39%	(26.44)%	(23.62)%	5.16%	3.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,651,798	$3,408,946	$4,503,510	$5,886,284	$3,439,135

Average net assets (in thousands)	$4,393,199	$3,338,722	$4,903,394	$4,813,462	$2,721,861

Ratios to average net assets:[4]
Net investment income	8.04%	9.89%	6.70%	5.23%	5.60%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.59%	0.62%	0.57%	0.57%	0.59%
Interest and fees from borrowings	0.27%	1.01%	0.22%	0.06%	0.08%
Interest and fees on short-term floating rate notes issued[5]	0.39%	1.34%	1.25%	0.84%	0.81%

Total expenses	1.25%	2.97%	2.04%	1.47%	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	2.97%	2.04%	1.47%	1.48%

Portfolio turnover rate	16%	20%	37%	6%	24%

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
79 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended July 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$5.92	$8.91	$12.46	$12.50	$12.72

Income (loss) from investment operations:
Net investment income[2]	.51	.57	.62	.57	.60
Net realized and unrealized gain (loss)	1.25	(2.99)	(3.58)	(.02)	(.24)

Total from investment operations	1.76	(2.42)	(2.96)	.55	.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.49)	(.57)	(.59)	(.59)	(.58)

Net asset value, end of period	$7.19	$5.92	$8.91	$12.46	$12.50

Total Return, at Net Asset Value[3]	30.18%	(27.02)%	(24.27)%	4.34%	2.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$226,466	$212,745	$356,192	$586,763	$558,386

Average net assets (in thousands)	$237,875	$232,793	$458,627	$587,412	$533,869

Ratios to average net assets:[4]
Net investment income	7.23%	8.99%	5.86%	4.49%	4.84%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.46%	1.46%	1.38%	1.35%	1.38%
Interest and fees from borrowings	0.27%	1.01%	0.22%	0.06%	0.08%
Interest and fees on short-term floating rate notes issued[5]	0.39%	1.34%	1.25%	0.84%	0.81%

Total expenses	2.12%	3.81%	2.85%	2.25%	2.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.12%	3.81%	2.85%	2.25%	2.27%

Portfolio turnover rate	16%	20%	37%	6%	24%

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
80 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Class C Year Ended July 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$5.89	$8.87	$12.41	$12.45	$12.67

Income (loss) from investment operations:
Net investment income[2]	.51	.57	.62	.57	.60
Net realized and unrealized gain (loss)	1.25	(2.97)	(3.57)	(.02)	(.24)

Total from investment operations	1.76	(2.40)	(2.95)	.55	.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.58)	(.59)	(.59)	(.58)

Net asset value, end of period	$7.15	$5.89	$8.87	$12.41	$12.45

Total Return, at Net Asset Value[3]	30.27%	(26.98)%	(24.26)%	4.38%	3.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,725,341	$1,254,144	$1,658,830	$2,125,327	$1,299,995

Average net assets (in thousands)	$1,617,761	$1,215,913	$1,800,637	$1,756,797	$1,050,344

Ratios to average net assets:[4]
Net investment income	7.26%	9.09%	5.93%	4.47%	4.83%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.37%	1.40%	1.34%	1.33%	1.36%
Interest and fees from borrowings	0.27%	1.01%	0.22%	0.06%	0.08%
Interest and fees on short-term floating rate notes issued[5]	0.39%	1.34%	1.25%	0.84%	0.81%

Total expenses	2.03%	3.75%	2.81%	2.23%	2.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.03%	3.75%	2.81%	2.23%	2.25%

Portfolio turnover rate	16%	20%	37%	6%	24%

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
81 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester National Municipals (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield municipal securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since July 30, 2010 represents the last day during the Fund’s 2010 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior
82 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
83 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of July 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$62,194,265
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 35% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $1,514,555,000 as of July 30, 2010, which represents 18.34% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate
84 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 30, 2010, municipal bond holdings with a value of $2,347,618,802 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $1,514,555,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
At July 30, 2010, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$3,705,000	AL HFA (Single Family Mtg.) ROLs[3]	14.492%	10/1/32	$3,721,747
5,331,000	Aurora, IL Single Family Mtg. ROLs[3]	12.545	12/1/39	6,521,359
5,690,000	Aurora, IL Single Family Mtg. ROLs[3]	16.523	12/1/45	8,089,473
57,275,000	AZ Health Facilities Authority ROLs[3]	1.189	1/1/37	31,699,422
17,620,000	AZ Health Facilities Authority ROLs[3]	1.231	1/1/37	9,751,965
53,605,000	AZ Health Facilities Authority ROLs[3]	1.231	1/1/37	29,668,223
4,125,000	Broward County, FL Water and Sewer ROLs[3]	15.570	10/1/34	4,927,560
3,715,000	CA Dept. of Veterans Affairs Home Purchase ROLs[3]	15.391	12/1/28	3,723,767
76,860,000	CA Golden State Tobacco Securitization Corp. ROLs[3]	7.483	6/1/47	32,629,376
3,855,000	CA Health Facilities Financing Authority ROLs[3]	17.308	7/1/39	4,621,682
85 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$5,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium) RITES	7.922%	5/15/40	$5,335,700
2,615,000	Cerritos, CA Community College District DRIVERS	15.349	8/1/33	3,127,331
4,710,000	Chelan County, WA Public Utility District No. 1 ROLs[3]	10.213	1/1/36	4,771,560
13,125,000	CO Health Facilities Authority (Catholic Health Initiatives) DRIVERS	7.654	7/1/39	13,596,713
11,985,000	Dallas, TX Area Rapid Transit ROLs[3]	14.707	12/1/48	14,441,086
2,500,000	Dallas-Fort Worth, TX International Airport ROLs[3]	14.791	11/1/35	2,330,200
8,250,000	Desert, CA Community College District[3]	14.701	8/1/37	8,953,230
2,525,000	Detroit, MI City School District ROLs[3]	18.117	5/1/29	3,757,099
12,015,000	Detroit, MI Sewer Disposal System ROLs[3]	1.268	7/1/32	1,424,859
5,000,000	District of Columbia GO ROLs[3]	7.760	4/1/43	5,130,100
9,265,000	District of Columbia GO ROLs[3]	7.759	4/1/43	9,505,983
2,595,000	District of Columbia HFA RITES	14.126	6/1/38	2,690,704
4,675,000	Douglas County, NE Hospital Authority ROLs[3]	18.417	11/1/48	6,086,990
1,545,000	FL HFC ROLs[3]	15.166	7/1/38	1,692,146
14,530,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group) DRIVERS	7.654	6/15/29	15,453,236
6,865,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group) DRIVERS	8.086	6/15/37	7,226,648
5,000,000	Highlands County, FL Health Facilities Authority ROLs[3]	8.255	11/15/36	5,132,800
6,670,000	IL Finance Authority (Advocate Health Care) DRIVERS	12.279	4/1/44	7,493,545
5,790,000	IL Finance Authority (Advocate Health Care) DRIVERS	11.963	4/1/44	6,353,599
3,670,000	IL Finance Authority (Advocate Health Care) DRIVERS	11.950	4/1/44	4,026,834
3,335,000	IL Finance Authority (Advocate Health Care) DRIVERS	11.955	4/1/44	3,659,395
2,935,000	IL Finance Authority (Advocate Health Care) DRIVERS	11.954	4/1/44	3,220,458
1,670,000	IL Finance Authority (AH&HC/ANSHN/ ACMC/AHCN Obligated Group)	11.938	4/1/44	1,832,190
6,250,000	IL Finance Authority (CDHS/CDHA Obligated Group) DRIVERS	8.519	11/1/39	6,830,000
2,500,000	IL Finance Authority (CDHS/CDHA Obligated Group) DRIVERS	8.303	11/1/39	2,685,900
1,445,000	IL Finance Authority (Piedmont Healthcare) DRIVERS	7.642	6/15/29	1,536,656
86 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal	Inverse	Coupon		Maturity
Amount	Floater[1]	Rate[2]		Date	Value

$8,000,000	IN Finance Authority (Trinity Health Credit Group) DRIVERS	11.636%		12/1/38	$8,986,640
5,650,000	King County, WA Sewer ROLs[3]	17.275		1/1/43	8,266,402
3,500,000	KY EDFA (Baptist Healthcare System) ROLs[3]	16.005		8/15/24	4,772,180
7,985,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	15.535		5/15/30	9,196,165
1,250,000	Los Angeles, CA Dept. of Water & Power DRIVERS	14.459		7/1/34	1,464,350
1,250,000	Los Angeles, CA Dept. of Water & Power DRIVERS	14.459		7/1/39	1,442,950
4,065,000	Los Angeles, CA Harbor Dept. DRIVERS	15.342		8/1/39	4,922,715
2,750,000	Los Angeles, CA Unified School District ROLs[3]	14.221		7/1/32	2,994,750
1,835,000	Los Angeles, CA Unified School District ROLs[3]	14.682		1/1/34	2,004,407
2,640,000	Los Angeles, CA Unified School District ROLs[3]	14.688		1/1/34	2,883,725
2,190,000	Los Angeles, CA Unified School District ROLs[3]	14.663		1/1/34	2,392,181
7,500,000	Los Angeles, CA Unified School District ROLs[3]	14.701		7/1/32	8,167,500
7,605,000	MA Educational Financing Authority ROLs[3]	15.378		1/1/30	9,110,030
2,125,000	MA H&EFA ROLs[3]	7.791		7/1/34	2,266,908
11,550,000	MA H&EFA ROLs[3]	7.791		7/1/39	12,167,925
3,940,000	MA HFA ROLs[3]	10.350		6/1/49	3,653,444
3,125,000	MA HFA ROLs[3]	10.584		12/1/49	3,030,281
13,020,000	MA HFA ROLs[3]	14.494		7/1/25	13,638,971
7,330,000	Metropolitan Washington D.C. Airport Authority ROLs[3]	14.609		10/1/32	7,583,325
4,035,000	Metropolitan Washington D.C. Airport Authority, Series B DRIVERS	10.787		10/1/34	4,081,604
5,000,000	Miami-Dade County, FL Aviation ROLs[3]	11.186		10/1/40	4,467,200
2,500,000	Miami-Dade County, FL School Board ROLs[3]	15.570		2/1/27	3,181,600
2,500,000	Miami-Dade County, FL School Board ROLs[3]	14.701		2/1/27	3,005,000
12,500,000	Miami-Dade County, FL School Board ROLs[3]	16.005		2/1/34	14,861,000
3,000,000	Montgomery County, OH (Catholic Health Initiatives) DRIVERS	14.319		5/1/39	3,455,760
1,945,000	Montgomery County, OH Sewer (Catholic Health Initiatives)	14.319		5/1/39	2,240,484
2,885,000	Newport Beach, CA GO ROLs[3]	14.695		12/1/24	3,320,981
60,560,000	NJ Tobacco Settlement Financing Corp. ROLs[3]	5.132		6/1/29	40,908,886
7,190,000	NM Hospital Equipment ROLs[3]	11.243		8/1/39	7,423,819
9,500,000	North Central Texas HFDC (Children’s Medical Center) DRIVERS	17.075		8/15/39	11,439,140
16,165,000	NY Liberty Devel. Corp. ROLs[3]	0.000	[4]	1/15/44	16,514,326
5,000,000	NYC Municipal Water Finance Authority DRIVERS	14.476		6/15/36	5,753,800
5,000,000	NYC Municipal Water Finance Authority DRIVERS	14.476		6/15/39	6,068,200
3,020,000	NYS DA (State Personal Income Tax Authority) DRIVERS	14.470		3/15/35	3,437,243
2,500,000	NYS DA ROLs[3]	14.701		3/15/38	3,125,400
87 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$5,000,000	NYS UDC (State Personal Income Tax Authority) DRIVERS	14.476%	3/15/37	$5,927,800
3,335,000	Orange County, FL Health Facilities Authority (The Nemours Foundation) DRIVERS	10.981	1/1/39	3,513,389
4,625,000	Orlando, FL Utilities Commission ROLs[3]	15.570	10/1/39	6,037,105
3,750,000	Orlando, FL Utilities Commission ROLs[3]	14.701	10/1/33	4,602,450
2,875,000	PA Geisinger Authority Health System, Series A DRIVERS	15.342	6/1/39	3,327,295
3,100,000	Pima County, AZ IDA ROLS[3]	16.124	7/1/39	3,507,340
11,070,000	Port of Seattle, WA Special Facilities ROLs[3]	12.257	10/1/32	11,427,893
3,670,000	Puerto Rico Sales Tax Financing Corp. DRIVERS	11.731	8/1/57	3,775,256
4,250,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	12.836	8/1/57	5,334,940
3,200,000	RI Hsg. & Mtg. Finance Corp. ROLs[3]	15.482	10/1/47	3,257,984
2,500,000	Richmond, VA Public Utility ROLs[3]	14.701	1/15/40	3,097,300
1,327,000	Sabine Neches, TX HFC (Single Family Mtg.) ROLs	11.475	12/1/39	1,515,593
3,750,000	San Diego, CA Public Facilities Financing Authority DRIVERS	15.775	8/1/34	4,827,450
5,425,000	San Francisco, CA Bay Area Toll Authority ROLs[3]	11.542	4/1/47	6,034,824
7,370,000	San Francisco, CA Bay Area Toll Authority ROLs[3]	11.226	4/1/31	8,162,644
1,700,000	San Jacinto, TX Community College District ROLs[3]	14.251	2/15/33	2,030,480
2,500,000	San Jacinto, TX Community College District ROLs[3]	14.686	2/15/38	3,013,200
3,000,000	Southern CA Metropolitan Water District DRIVERS	14.476	7/1/35	3,767,280
3,500,000	Tampa Bay, FL Regional Water Supply Authority DRIVERS	14.476	10/1/34	4,183,060
3,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	16.858	11/15/24	5,230,260
8,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	18.596	11/15/29	12,702,060
375,000	Tes Properties, WA DRIVERS	16.208	12/1/29	496,335
3,000,000	Tes Properties, WA DRIVERS	16.641	12/1/38	3,780,840
115,625,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	11.975	12/15/26	143,239,719
4,355,000	WA Health Care Facilities Authority (Peacehealth) DRIVERS	14.311	11/1/28	4,927,073
5,000,000	WA Health Care Facilities Authority (Seattle Childrens Hospital/Seattle Children’s Healthcare System)	12.610	10/1/38	5,681,600
4,875,000	WA Health Care Facilities Authority ROLs[3]	14.671	11/1/18	6,778,980
5,670,000	Wayne County, MI Airport Authority ROLs[3]	11.180	12/1/29	5,658,433
3,645,000	Wayne County, MI Airport Authority ROLs[3]	11.181	12/1/29	3,637,564
8,335,000	Wayne County, MI Airport Authority ROLs[3]	11.184	12/1/29	8,317,997
88 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$3,335,000	Wayne County, MI Airport Authority ROLs[3]	11.181%	12/1/34	$3,271,568
1,875,000	Westminster, CA Redevel. Agency Tax Allocation ROLs[3]	19.046	11/1/39	2,973,150
3,750,000	Westminster, CA Redevel. Agency Tax Allocation ROLs[3]	17.308	11/1/45	4,995,750
4,335,000	WI H&EFA (CMHMF/F&CH/FMLH Obligated Group) DRIVERS	10.982	4/1/34	4,553,744
3,515,000	WI Hsg. & EDA DRIVERS	7.745	9/1/24	3,596,618

				$833,063,802

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on pages 72–73 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.

4.	Less than 0.005%.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 30, 2010, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $1,133,510,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of July 30, 2010 is as follows:

Cost	$883,991,658
Market Value	$319,647,537
Market Value as a % of Net Assets	4.84%
The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of July 30, 2010, securities with an aggregate market value of $22,797,546, representing 0.35% of the Fund’s net assets, were subject to these forbearance agreements. Principal payments of $735,000, are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.
89 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost
of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$90,054,901	$—	$1,572,471,742	$1,858,384,458

1.	As of July 30, 2010, the Fund had $1,564,401,749 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 30, 2010, details of the capital loss carryforwards were as follows:

Expiring

2014	$187,364
2016	81,480,187
2017	566,789,505
2018	915,944,693

Total	$1,564,401,749

2.	As of July 30, 2010, the Fund had $8,069,993 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended July 30, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended July 31, 2009, the Fund did not utilize any capital loss carryforward.
90 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for July 30, 2010. Net assets of the Fund were unaffected by the reclassifications.

Reduction	Reduction
to Accumulated	to Accumulated Net
Net Investment	Realized Loss
Income	on Investments

$24,360	$24,360
The tax character of distributions paid during the years ended July 30, 2010 and July 31, 2009 was as follows:

	Year Ended	Year Ended
	July 30, 2010	July 31, 2009

Distributions paid from:
Exempt-interest dividends	$471,377,567	$453,500,939
Ordinary income	5,601,942	2,626,744

Total	$476,979,509	$456,127,683

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$8,318,231,207[1]

Gross unrealized appreciation	$524,704,252
Gross unrealized depreciation	(2,383,088,710)

Net unrealized depreciation	$(1,858,384,458)

1.	The Federal tax cost of securities does not include cost of $692,685,800, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
91 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 30, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$22,180
Payments Made to Retired Trustees	53,147
Accumulated Liability as of July 30, 2010	434,849
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to
92 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 30, 2010		Year Ended July 31, 2009
	Shares	Amount	Shares	Amount
Class A
Sold	209,042,076	$1,465,949,717	276,370,390	$1,681,940,175
Dividends and/or distributions reinvested	29,246,361	205,900,651	32,720,913	198,677,274
Redeemed	(166,765,161)	(1,177,223,174)	(238,364,361)	(1,487,836,632)

Net increase	71,523,276	$494,627,194	70,726,942	$392,780,817

Class B
Sold	5,485,401	$38,430,223	8,133,260	$50,040,887
Dividends and/or distributions reinvested	1,263,984	8,912,474	1,784,195	10,905,137
Redeemed	(11,188,074)	(78,894,090)	(13,955,886)	(92,111,789)

Net decrease	(4,438,689)	$(31,551,393)	(4,038,431)	$(31,165,765)

Class C
Sold	62,594,267	$437,703,229	77,123,003	$473,777,038
Dividends and/or distributions reinvested	9,267,697	65,121,755	9,966,026	60,236,039
Redeemed	(43,494,478)	(305,822,181)	(61,182,005)	(384,462,876)

Net increase	28,367,486	$197,002,803	25,907,024	$149,550,201

93 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$1,561,202,513	$1,166,130,895
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $10 billion	0.35
Over $11 billion	0.34
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 30, 2010, the Fund paid $3,836,894 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans,
94 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2010 were as follows:

Class B	$14,122,179
Class C	34,840,454
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

July 30, 2010	$2,196,821	$243,858	$544,268	$317,104
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended July 30, 2010, the Manager reimbursed the Fund $73,310 for legal costs and fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Restricted Securities
As of July 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
95 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.4320% as of July 30, 2010). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 30, 2010 equal 0.27% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 30, 2010, the Fund had borrowings outstanding at an interest rate of 0.4320%. Details of the borrowings for the year ended July 30, 2010 are as follows:

Average Daily Loan Balance	$168,721,918
Average Daily Interest Rate	0.293%
Fees Paid	$12,361,696
Interest Paid	$753,328
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor—including the Fund. The lawsuits naming the Fund as a defendant also
96 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

name as defendants certain officers, trustees and former trustees of the Fund. The plaintiffs seek class action status on behalf of purchasers of shares of the Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund’s investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Litigation involving certain other Oppenheimer funds is similar in nature.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Fund’s Board of Trustees has also engaged counsel to represent the Fund and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not have any material effect on the operations of the Fund, that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
97 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester National Municipals (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 30, 2010, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester National Municipals as of July 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
September 17, 2010
98 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 30, 2010 are eligible for the corporate dividend-received deduction. 98.83% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
99 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
     This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
100 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 67	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 70	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004- 2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (reg- istered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985- 1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
101 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2005) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2000); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 58	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospitals) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of
102 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970- 1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has con- tributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 69	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 62	Director of Arch Coal, Inc, (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Glavin, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2005) Age: 46	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager of the Manager (since January 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2002) Age: 38	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
103 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Troy E. Willis, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 37	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (June 2003- December 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President and Senior Portfolio Manager (since 2009) Age: 34	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Manager (October 2006-June 2009). Research analyst of the Manager (June 2003-September 2006) and a credit analyst of the Manager (July 2001- May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) and Associate Portfolio Manager (since 2008) Age: 34	Assistant Vice President of the Manager (since July 2009). Research analyst of the Manager (April 2006-December 2007) and a credit analyst of the Manager (June 2003-March 2006). Associate Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Age: 52	Director of the Rochester Credit Analysis team (since March 2004) and a Vice President of the Manager (since November 1997); headed Rochester’s Credit Analysis team (since May 1993).

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 51	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006- February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 65 portfolios as a Trustee/Director and 96 portfolios as an Officer in the OppenheimerFunds complex.
104 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
105 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS
A Series of Oppenheimer Multi-State Municipal Trust

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2010 OppenheimerFunds, Inc. All rights reserved.
106 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
107 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
108 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $133,600 in fiscal 2010 and $133,600 in fiscal 2009.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $8,685 in fiscal 2010 and $7,896 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed $285,900 in fiscal 2010 and $271,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, agreed upon procedures for the CP conduit and professional services for the capital accumulation plan, FIN 45 and FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $25,578 in fiscal 2010 and $21,672 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $320,163 in fiscal 2010 and $301,108 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/30/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Multi-State Municipal Trust

By:	/s/ William F. Glavin, Jr.

William F. Glavin, Jr.
Principal Executive Officer

Date:	09/13/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.

William F. Glavin, Jr.
Principal Executive Officer

Date:	09/13/2010

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date:	09/13/2010